Exhibit 10(tt)

EATON PERSONAL INVESTMENT PLAN
2014 Restatement

TABLE OF CONTENTS

PREAMBLE

ARTICLE I DEFINITIONS	………………………………………...2
1.1 PLAN DEFINITIONS	………………………………………...2
1.2 INTERPRETATION	………………………………………...6
ARTICLE II SERVICE	………………………………………...7
2.1 DEFINITIONS	………………………………………...7
2.2 CREDITING OF HOURS OF SERVICE	………………………………………...7
2.3 CREDITING OF CONTINUOUS SERVICE	………………………………………...7
2.4 ELIGIBILITY SERVICE	………………………………………...8
2.5 VESTING SERVICE	………………………………………...8
ARTICLE III ELIGIBILITY	………………………………………...9
3.1 ELIGIBILITY	………………………………………...9
3.2 TRANSFERS OF EMPLOYMENT	………………………………………...9
3.3 REEMPLOYMENT	………………………………………...9
3.4 NOTIFICATION CONCERNING NEW ELIGIBLE EMPLOYEES	………………………………………...9
3.5 EFFECT AND DURATION	………………………………………...10
ARTICLE IV TAX‑DEFERRED CONTRIBUTIONS	………………………………………...11
4.1 TAX-DEFERRED CONTRIBUTIONS	………………………………………...11
4.2 AMOUNT OF TAX‑DEFERRED CONTRIBUTIONS	………………………………………...11
4.3 CHANGES IN REDUCTION AUTHORIZATION	………………………………………...11
4.4 SUSPENSION OF TAX-DEFERRED CONTRIBUTIONS	………………………………………...11
4.5 RESUMPTION OF TAX-DEFERRED CONTRIBUTIONS	………………………………………...12
4.6 DELIVERY OF TAX-DEFERRED CONTRIBUTIONS	………………………………………...12
4.7 VESTING OF TAX-DEFERRED CONTRIBUTIONS	………………………………………...12
4.8 CATCH-UP CONTRIBUTIONS	………………………………………...12
ARTICLE V AFTER‑TAX AND ROLLOVER CONTRIBUTIONS	………………………………………...13
5.1 AFTER‑TAX CONTRIBUTIONS	………………………………………...13
5.2 AMOUNT OF AFTER‑TAX CONTRIBUTIONS BY PAYROLL WITHHOLDING	………………………………………...13
5.3 CHANGES IN PAYROLL WITHHOLDING AUTHORIZATION	………………………………………...13
5.4 SUSPENSION OF AFTER‑TAX CONTRIBUTIONS BY PAYROLL WITHHOLDING	………………………………………...13
5.5 RESUMPTION OF AFTER‑TAX CONTRIBUTIONS BY PAYROLL WITHHOLDING	………………………………………...14
5.6 ROLLOVER CONTRIBUTIONS	………………………………………...14
5.7 DELIVERY OF AFTER-TAX CONTRIBUTIONS	………………………………………...15

5.8 VESTING OF AFTER-TAX CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS	………………………………………...15
5.9 OVERALL LIMITATION ON TAX-DEFERRED CONTRIBUTIONS AND AFTER-TAX CONTRIBUTIONS	………………………………………...15
ARTICLE VI EMPLOYER CONTRIBUTIONS	………………………………………...16
6.1 NO EMPLOYER CONTRIBUTIONS	………………………………………...16
ARTICLE VII LIMITATIONS ON CONTRIBUTIONS	………………………………………...17
7.1 DEFINITIONS	………………………………………...20
7.2 CODE SECTION 402(G) LIMIT	………………………………………...19
7.3 DISTRIBUTION OF EXCESS DEFERRALS	………………………………………...20
7.4 LIMITATION ON TAX‑DEFERRED CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES	………………………………………...21
7.5 DETERMINATION AND DISTRIBUTION OF EXCESS TAX‑DEFERRED CONTRIBUTIONS	………………………………………...22
7.6 LIMITATION ON CERTAIN CONTRIBUTIONS, INCLUDING AFTER‑TAX CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES	………………………………………...23
7.7 DETERMINATION AND FORFEITURE OR DISTRIBUTION OF EXCESS CONTRIBUTIONS	………………………………………...24
7.8 MISCELLANEOUS ADP/ACP TESTING PROVISIONS	………………………………………...25
7.9 DETERMINATION OF INCOME OR LOSS	………………………………………...26
7.10 CODE SECTION 415 LIMITATIONS ON CREDITING OF CONTRIBUTIONS AND FORFEITURES	………………………………………...26
7.11 COVERAGE UNDER OTHER QUALIFIED DEFINED CONTRIBUTION PLAN	………………………………………...26
7.12 CORRECTION PROVISION	………………………………………...27
7.13 SCOPE OF LIMITATIONS	………………………………………...27
ARTICLE VIII TRUST FUNDS AND SEPARATE ACCOUNTS	………………………………………...28
8.1 GENERAL FUND	………………………………………...28
8.2 INVESTMENT FUNDS	………………………………………...28
8.3 LOAN INVESTMENT FUND	………………………………………...28
8.4 INCOME ON TRUST	………………………………………...29
8.5 SEPARATE ACCOUNTS	………………………………………...29
8.6 SUB-ACCOUNTS	………………………………………...29
8.7 VOTING OF EMPLOYER STOCK AND PROCEDURES REGARDING TENDER OFFERS	………………………………………...29
ARTICLE IX LIFE INSURANCE CONTRACTS	………………………………………...30
9.1 NO LIFE INSURANCE CONTRACTS	………………………………………...30
ARTICLE X DEPOSIT AND INVESTMENT OF CONTRIBUTIONS	………………………………………...31
10.1 FUTURE CONTRIBUTION INVESTMENT ELECTIONS	………………………………………...31
10.2 DEPOSIT OF CONTRIBUTIONS	………………………………………...31
10.3 FUND TRANSFERS	………………………………………...31
10.4 INVESTMENT OF EMPLOYER CONTRIBUTIONS	………………………………………...31
10.5 DIVERSIFICATION OF EMPLOYER STOCK	………………………………………...32

ARTICLE XI CREDITING AND VALUING SEPARATE ACCOUNTS	………………………………………...33
11.1 CREDITING SEPARATE ACCOUNTS	………………………………………...33
11.2 VALUING SEPARATE ACCOUNTS	………………………………………...33
11.3 PLAN VALUATION PROCEDURES	………………………………………...33
11.4 FINALITY OF DETERMINATIONS	………………………………………...34
11.5 NOTIFICATION	………………………………………...34
ARTICLE XII LOANS	………………………………………...35
12.1 APPLICATION FOR LOAN	………………………………………...35
12.2 REDUCTION OF ACCOUNT UPON DISTRIBUTION	………………………………………...35
12.3 REQUIREMENTS TO PREVENT A TAXABLE DISTRIBUTION	………………………………………...35
12.4 ADMINISTRATION OF LOAN INVESTMENT FUND	………………………………………...36
12.5 DEFAULT	………………………………………...36
12.6 SPECIAL RULES APPLICABLE TO LOANS	………………………………………...37
12.7 LOANS GRANTED PRIOR TO AMENDMENT OR UPON PLAN MERGER	………………………………………...37
ARTICLE XIII WITHDRAWALS WHILE EMPLOYED	………………………………………...38
13.1 WITHDRAWALS OF AFTER-TAX CONTRIBUTIONS	………………………………………...38
13.2 WITHDRAWALS OF ROLLOVER CONTRIBUTIONS	………………………………………...38
13.3 WITHDRAWALS OF TAX-DEFERRED CONTRIBUTIONS	………………………………………...38
13.4 LIMITATIONS ON WITHDRAWALS OTHER THAN HARDSHIP WITHDRAWALS	………………………………………...38
13.5 CONDITIONS AND LIMITATIONS ON HARDSHIP WITHDRAWALS	………………………………………...38
13.6 ORDER OF WITHDRAWAL FROM A PARTICIPANT'S SUB‑ACCOUNTS	………………………………………...40
13.7 RESTRICTIONS ON WITHDRAWAL OF CERTAIN TRANSFERRED AMOUNTS	………………………………………...40
13.8 HEART ACT RESERVIST WITHDRAWALS	………………………………………...40
13.9 QUALIFIED RESERVIST DISTRIBUTIONS	………………………………………...40
ARTICLE XIV TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE	………………………………………...42
14.1 TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE	………………………………………...42
ARTICLE XV DISTRIBUTIONS	………………………………………...43
15.1 DISTRIBUTIONS TO PARTICIPANTS	………………………………………...43
15.2 DISTRIBUTIONS TO BENEFICIARIES	………………………………………...43
15.3 CASH OUTS AND PARTICIPANT CONSENT	………………………………………...43
15.4 REQUIRED COMMENCEMENT OF DISTRIBUTION	………………………………………...44
15.5 MINIMUM DISTRIBUTION REQUIREMENTS	………………………………………...44
15.6 REEMPLOYMENT OF A PARTICIPANT	………………………………………...49
15.7 RESTRICTIONS ON ALIENATION	………………………………………...49
15.8 FACILITY OF PAYMENT	………………………………………...49
15.9 UNCLAIMED ACCOUNTS	………………………………………...49

15.10 DISTRIBUTION PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS	………………………………………...50
15.11 DEFAULT TO DISCONTINUE 2009 RMDS	………………………………………...50
ARTICLE XVI FORM OF PAYMENT	………………………………………...52
16.1 FORM OF PAYMENT	………………………………………...52
16.2 DIRECT ROLLOVER	………………………………………...52
16.3 NOTICE REGARDING FORM OF PAYMENT	………………………………………...53
16.4 DISTRIBUTION IN THE FORM OF EMPLOYER STOCK	………………………………………...54
ARTICLE XVII BENEFICIARIES	………………………………………...55
17.1 DESIGNATION OF BENEFICIARY	………………………………………...55
17.2 SPOUSAL CONSENT REQUIREMENTS	………………………………………...55
ARTICLE XVIII ADMINISTRATION	………………………………………...56
18.1 COMMITTEE	………………………………………...56
18.2 FIDUCIARY RESPONSIBILITY	………………………………………...56
18.3 COMMITTEE POWER AND RULES	………………………………………...57
18.4 RELIANCE	………………………………………...57
18.5 INDEMNIFICATION	………………………………………...57
18.6 CLAIMS REVIEW PROCEDURE	………………………………………...58
18.7 QUALIFIED DOMESTIC RELATIONS ORDERS	………………………………………...59
ARTICLE XIX AMENDMENT AND TERMINATION	………………………………………...60
19.1 AMENDMENT	………………………………………...60
19.2 LIMITATION ON AMENDMENT	………………………………………...60
19.3 TERMINATION	………………………………………...60
19.4 REORGANIZATION	………………………………………...61
19.5 WITHDRAWAL OF AN EMPLOYER	………………………………………...62
ARTICLE XX ADOPTION BY RELATED COMPANIES	………………………………………...63
20.1 ADOPTION BY RELATED COMPANIES	………………………………………...63
20.2 EXTENSION OF COVERAGE	………………………………………...63
20.3 EFFECTIVE PLAN PROVISIONS	………………………………………...63
ARTICLE XXI MISCELLANEOUS PROVISIONS	………………………………………...64
21.1 NO COMMITMENT AS TO EMPLOYMENT	………………………………………...64
21.2 BENEFITS	………………………………………...64
21.3 NO GUARANTEES	………………………………………...64
21.4 EXPENSES	………………………………………...64
21.5 PRECEDENT	………………………………………...64
21.6 DUTY TO FURNISH INFORMATION	………………………………………...64
21.7 WITHHOLDING	………………………………………...65
21.8 MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS	………………………………………...65
21.9 CORRECTION OF PLAN FAILURES	………………………………………...65
21.10 CONDITION ON EMPLOYER CONTRIBUTIONS	………………………………………...65
21.11 RETURN OF CONTRIBUTIONS TO AN EMPLOYER	………………………………………...65

21.12 VALIDITY OF PLAN AND FORUM SELECTION	………………………………………...66
21.13 TRUST AGREEMENT	………………………………………...66
21.14 PARTIES BOUND	………………………………………...66
21.15 APPLICATION OF CERTAIN PLAN PROVISIONS	………………………………………...66
21.16 LEASED EMPLOYEES	………………………………………...66
21.17 TRANSFERRED FUNDS	………………………………………...67
21.18 CERTAIN PROVISIONS NOT APPLICABLE TO BARGAINING UNITS	………………………………………...67
21.19 UNIFORMED SERVICES	………………………………………...67
21.20 TRANSFER FROM OTHER QUALIFIED PLANS	………………………………………...67
21.21 TRANSFER TO OTHER QUALIFIED PLANS	………………………………………...68
21.22 ISSUANCE OF EMPLOYER STOCK	………………………………………...68
ARTICLE XXII MERGER OF COOPER INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR BARGAINING UNIT EMPLOYEES	………………………………………...69
22.1 MERGER OF COOPER INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR BARGAINING UNIT EMPLOYEES	………………………………………...69
22.2 SEPARATE ACCOUNTS	………………………………………...69
22.3 CONTINUING PROVISIONS	………………………………………...69
ARTICLE XXIII MERGER OF SHAPER LIGHTING EMPLOYEE PROFIT SHARING AND 401(K) PLAN & TRUST	………………………………………...70
23.1 MERGER OF SHAPER LIGHTING EMPLOYEE PROFIT SHARING AND 401(K) PLAN & TRUST	………………………………………...70
23.2 SEPARATE ACCOUNTS	………………………………………...70
23.3 CONTINUING PROVISIONS	………………………………………...70
ARTICLE XXIV EFFECTIVE DATE	………………………………………...71
24.1 GENERAL	………………………………………...71
24.2 LEGAL COMPLIANCE EFFECTIVE DATE PROVISIONS	………………………………………...71
SCHEDULE I - SCHEDULE OF COVERED GROUPS	………………………………………...73
COVERED GROUP ADDENDA	………………………………………...75
APPENDIX A - IAR CONTINUING PROVISIONS	...……………………………………...A-1

PREAMBLE
The Eaton Personal Investment Plan (known for periods prior to January 1, 2002, as the "Eaton Corporation 401(k) Savings Plan") (the “Plan”), originally effective as of July 1, 1996, and presently maintained under an amended and restated document made effective January 1, 2010, as amended, is hereby amended and restated in its entirety effective January 1, 2014, and such other dates as are expressly provided herein. The Plan, as amended and restated hereby, is intended to qualify as a profit‑sharing plan under Section 401(a) of the Code, and includes a cash or deferred arrangement that is intended to qualify under Section 401(k) of the Code. The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.
Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in his Separate Account under the Plan on and after the effective date of this amendment and restatement shall be not less than his vested interest in his account on the day immediately preceding the effective date.

ARTICLE I
DEFINITIONS

1.1	Plan Definitions
As used herein, the following words and phrases have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:
The "Administrator" means the Sponsor unless the Sponsor designates another person or persons to act as such.
An "After‑Tax Contribution" means any after‑tax employee contribution made by a Participant as may be permitted under Article V.
The "Beneficiary" of a Participant means the person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire interest under the Plan.
The "Board" means the Board of Directors of Eaton Corporation plc.
The "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.
The "Committee" means the Pension Administration Committee appointed by the Board to which various fiduciary and administrative functions have been allocated.
The "Compensation" of a Participant means base compensation plus overtime, shift premiums, local incentives (such as gainsharing), geographic differential, lump sum merit payments, and compensation for time not worked (including vacation, holiday, sick time, bereavement, jury duty, military duty, and time off for union business), excluding, however, any amounts paid in lieu of taking vacation, and any short term disability benefit that is less than 100% of base pay. For purposes of this definition of Compensation, if a Participant has a severance from employment (as defined in Treasury Regulation Section 1.401(k)-1(d)(2)) with an Employer and all Related Companies, Compensation shall not include amounts received by the Participant following such severance from employment except amounts that would otherwise have been paid to the Participant in the course of his employment and are regular compensation for services during the Participant's regular working hours, compensation for services outside the Participant's regular working hours (such as overtime or shift differential pay), commissions, bonuses, or other similar compensation, but only to the extent such amounts (1) would have been includable in Compensation if his employment had continued and (2) are paid following termination of employment during a 30 day administrative period, but not later than 2 ½ months after such severance.
In no event, however, shall the Compensation of a Participant taken into account under the Plan for any Plan Year exceed $200,000 (subject to adjustment annually as provided in Section 401(a)

(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the Compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months.
Notwithstanding any other provision of the Plan to the contrary, if a Participant is absent from employment as an Employee to perform service in the uniformed services (as defined in Chapter 43 of Title 38 of the United States Code), his Compensation will include any differential pay, as defined hereunder, he receives or is entitled to receive from his Employer. For purposes hereof, "differential pay" means any payment made to the Participant by the Employer after December 31, 2008, with respect to a period during which the Participant is performing service in the uniformed services while on active duty for a period of more than 30 days that represents all or a portion of the wages the Participant would have received if he had continued employment with the Employer as an Employee.
A "Covered Group" means a group of employees included in a unit of employees covered by a collective bargaining agreement between an Employer and employee representatives (a "bargaining unit") authorizing participation in the Plan and listed on Schedule I, the Schedule of Covered Groups, attached to and made a part of the Plan. At the direction of the Sponsor, a bargaining unit may become a Covered Group under the Plan in connection with the merger of a plan maintained with respect to the bargaining unit into the Plan and the related transfer of funds, as described in Section 21.17.
A "Covered Group Addendum" means an addendum which is part of the Plan containing certain overriding provisions applicable with respect to a Covered Group.
An "Eligible Employee" means any Employee who has met the eligibility requirements of Article III to have Tax‑Deferred Contributions made to the Plan on his behalf.
The "Eligibility Service" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his eligibility to participate in the Plan as may be required under Article III or Article VI.
An "Employee" means an employee of an Employer who is a member of a Covered Group.
An "Employer" means the Sponsor and any entity which has adopted the Plan as may be provided under Article XX.
An "Employer Contribution" means the amount, if any, that an Employer contributes to the Plan as may be provided pursuant to Article VI.

"Employer Stock" shall mean ordinary shares, nominal value of $0.01 per share in Eaton Corporation plc which satisfy the definition of "qualifying employer securities" within the meaning of Section 407(d)(5) of ERISA.
The "Employer Stock Fund" means an Investment Fund maintained for the purpose of investing primarily in Employer Stock.
An "Enrollment Date" means the earliest date practicable under the payroll practices used by the Employer and consistently applied to Employees or, if earlier, the first day of the Plan Year, but not later than six months following the date on which the Employee first completes the eligibility requirements.
"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.
The "General Fund" means a Trust Fund maintained by the Trustee as required to hold and administer any assets of the Trust that are not allocated among any separate Investment Funds as may be provided in the Plan or the Trust Agreement. No General Fund shall be maintained if all assets of the Trust are allocated among separate Investment Funds.
A "Highly Compensated Employee" means an Employee or former Employee who is a highly compensated active employee or highly compensated former employee as defined hereunder.
A "highly compensated active employee" includes any Employee who (i) was a five percent owner at any time during the determination year or the look back year or (ii) received compensation from an Employer during the look back year in excess of $80,000 (subject to adjustment as provided in Section 414(q) of the Code).
A "highly compensated former employee" includes any Employee who separated from service from an Employer and all Related Companies (or is deemed to have separated from service from an Employer and all Related Companies) prior to the determination year, performed no services for an Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the date the Employee attains age 55.
The determination of who is a Highly Compensated Employee hereunder shall be made in accordance with the provisions of Section 414(q) of the Code and regulations issued thereunder. For purposes of this definition, the following terms have the following meanings:

(a)	The "determination year" means the Plan Year.

(b)	The "look back year" means the 12-month period immediately preceding the determination year.

(c)	An Employee's "compensation" shall mean his compensation as defined in Section 7.10.

An "Hour of Service" with respect to a person means each hour, if any, that may be credited to him in accordance with the provisions of Article II.
The "Investment Committee" means the Investment Committee appointed by the Board to which various fiduciary functions relating to the control and management of assets of the Plan have been allocated.
An "Investment Fund" means any separate investment Trust Fund maintained by the Trustee as may be provided in the Plan or the Trust Agreement or any separate investment fund maintained by the Trustee, to the extent that there are Participant Sub-Accounts under such funds, to which assets of the Trust may be allocated and separately invested.
An "Investment Manager" means an investment manager within the meaning of Section 3(38) of ERISA.
The "Normal Retirement Date" of an employee means the date he attains age 65.
A "Participant" means any person who has a Separate Account in the Trust.
The "Plan" means the Eaton Personal Investment Plan, formerly known as the “Eaton Corporation 401(k) Savings Plan,” as from time to time in effect.
A "Plan Year" means the period beginning July 1, 1996 and ending December 31, 1996, and each 12‑consecutive‑month period thereafter.
A "Related Company" means any corporation or business, other than an Employer, which would be aggregated with an Employer for a relevant purpose under Section 414 of the Code.
A "Rollover Contribution" means any rollover contribution to the Plan made by a Participant as may be permitted under Article V.
A "Separate Account" means the account maintained by the Trustee in the name of a Participant that reflects his interest in the Trust and any Sub‑Accounts maintained thereunder, as provided in Article VIII.
The "Settlement Date" of a Participant means the date on which a Participant's interest under the Plan becomes distributable in accordance with Article XV.
The "Sponsor" means Eaton Corporation, and any successor thereto.
A "Sub‑Account" means any of the individual sub-accounts of a Participant's Separate Account that is maintained as provided in Article VIII.
A "Tax‑Deferred Contribution" means the amount contributed to the Plan on a Participant's behalf by his Employer in accordance with his reduction authorization executed pursuant to Article IV.

The "Trust" means the trust maintained by the Trustee under the Trust Agreement.
The "Trust Agreement" means the agreement entered into between the Sponsor and the Trustee relating to the holding, investment, and reinvestment of the assets of the Plan, together with all amendments thereto.
The "Trustee" means the trustee or any successor trustee which at the time shall be designated, qualified, and acting under the Trust Agreement. The Sponsor may designate a person or persons other than the Trustee to perform any responsibility of the Trustee under the Plan, other than trustee responsibilities as defined in Section 405(c)(3) of ERISA, and the Trustee shall not be liable for the performance of such person in carrying out such responsibility except as otherwise provided by ERISA. The term Trustee shall include any delegate of the Trustee as may be provided in the Trust Agreement.
A "Trust Fund" means any fund maintained under the Trust by the Trustee.
A "Valuation Date" means each business day of the Plan Year, unless it shall be impracticable, in the sole judgment of the Committee, to obtain valuation on any business day in which event it shall be the next business day for which a valuation may be obtained.
The "Vesting Service" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his vested interest in his Employer Contributions Sub‑Account, if Employer Contributions are provided pursuant to Article VI.

1.2	Interpretation
Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

ARTICLE II
SERVICE

2.1	Definitions
For purposes of this Article, the following terms have the following meanings:

(a)	The "continuous service" of an employee means the service credited to him in accordance with the provisions of Section 2.3 of the Plan.

(b)	The "employment commencement date" of an employee means the date he first completes an Hour of Service.

(c)
A "maternity/paternity absence" means a person's absence from employment with an Employer or a Related Company because of the person's pregnancy, the birth of the person's child, the placement of a child with the person in connection with the person's adoption of the child, or the caring for the person's child immediately following the child's birth or adoption. A person's absence from employment will not be considered a maternity/paternity absence unless the person furnishes the Administrator such timely information as may reasonably be required to establish that the absence was for one of the purposes enumerated in this paragraph and to establish the number of days of absence attributable to such purpose.

(d)	The "reemployment commencement date" of an employee means the first date following a severance date on which he again completes an Hour of Service.

(e)
The "severance date" of an employee means the earlier of (i) the date on which he retires, dies, or his employment with an Employer and all Related Companies is otherwise terminated, or (ii) the first anniversary of the first date of a period during which he is absent from work with an Employer and all Related Companies for any other reason; provided, however, that if he terminates employment with or is absent from work with an Employer and all Related Companies on account of service with the armed forces of the United States, he shall not incur a severance date if he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 and he returns to work with an Employer or a Related Company within the period during which he retains such reemployment rights.

2.2	Crediting of Hours of Service
A person shall be credited with an Hour of Service for each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer or any Related Company.

2.3	Crediting of Continuous Service
A person shall be credited with continuous service for the aggregate of the periods of time between his employment commencement date or any reemployment commencement date and the severance date that next follows such employment commencement date or reemployment commencement date; provided, however, that an employee who has a reemployment commencement date within the 12‑consecutive‑month period following the earlier of the first date of his absence or his severance date shall be credited with continuous service for the period between such severance date and reemployment commencement date.

2.4	Eligibility Service
An employee shall be credited with Eligibility Service equal to his continuous service.

2.5	Vesting Service
An employee shall be credited with Vesting Service equal to his continuous service.

ARTICLE III
ELIGIBILITY

3.1	Eligibility
Each Employee who was an Eligible Employee immediately prior to the effective date of this amendment and restatement shall continue to be an Eligible Employee. Each other Employee shall become an Eligible Employee as of the Enrollment Date next following the date on which he has completed any probationary period specified in the applicable collective bargaining agreement.

3.2	Transfers of Employment
If a person is transferred directly from employment with an Employer or with a Related Company in a capacity other than as an Employee to employment as an Employee, he shall become an Eligible Employee as of the date he is so transferred if prior to an Enrollment Date preceding such transfer date he has met the eligibility requirements of Section 3.1. Otherwise, the eligibility of a person who is so transferred to elect to have Tax‑Deferred Contributions made to the Plan on his behalf or to make After‑Tax Contributions to the Plan shall be determined in accordance with Section 3.1.

3.3	Reemployment
If a person who terminated employment with an Employer and all Related Companies is reemployed as an Employee and if he had been an Eligible Employee prior to his termination of employment, he shall again become an Eligible Employee on the date he is reemployed. Otherwise, the eligibility of a person who terminated employment with an Employer and all Related Companies and who is reemployed by an Employer or a Related Company to elect to have Tax‑Deferred Contributions made to the Plan on his behalf or to make After‑Tax Contributions to the Plan shall be determined in accordance with Section 3.1 or 3.2. In the case of an Eligible Employee who separates from employment with the Employer and all Related Companies and who is subsequently rehired within a 30 day administrative period following the date such separation occurred, his participation in the Plan shall immediately resume based on the election relating to Tax-Deferral Contributions in effect on the date of his separation. In the case of a Eligible Employee who separates from employment with the Employer and all Related Companies and who is subsequently rehired more than 30 days after such administrative period, his participation in the Plan may resume immediately upon entering into a new election relating to Tax-Deferral Contributions.

3.4	Notification Concerning New Eligible Employees
Each Employer shall notify the Administrator as soon as practicable of Employees becoming Eligible Employees as of any date.

3.5	Effect and Duration
Upon becoming an Eligible Employee, an Employee shall be entitled to elect to have Tax‑Deferred Contributions made to the Plan on his behalf and to make After‑Tax Contributions to the Plan and shall be bound by all the terms and conditions of the Plan and the Trust Agreement. A person shall continue as an Eligible Employee eligible to have Tax‑Deferred Contributions made to the Plan on his behalf and to make After‑Tax Contributions to the Plan only so long as he continues in employment as an Employee.

ARTICLE IV
TAX-DEFERRED CONTRIBUTIONS

4.1	Tax-Deferred Contributions
Effective as of the date he becomes an Eligible Employee or any date thereafter, each Eligible Employee may elect in accordance with rules prescribed by the Administrator to have Tax‑Deferred Contributions made to the Plan on his behalf by his Employer as hereinafter provided. An Eligible Employee's election shall include his authorization for his Employer to reduce his Compensation and to make Tax‑Deferred Contributions on his behalf and his election as to the investment of his contributions in accordance with Article X. Tax‑Deferred Contributions on behalf of an Eligible Employee shall commence with the first payment of Compensation made on or after the date on which his election is effective. In no event shall an Employer deliver Tax-Deferred Contributions to the Trustee on behalf of an Eligible Employee prior to the date the Eligible Employee performs the services with respect to which the Tax-Deferred Contribution is being made, unless such pre-funding is to accommodate bona fide administrative considerations and is not for the principal purpose of accelerating deductions.

4.2	Amount of Tax‑Deferred Contributions
The amount of Tax‑Deferred Contributions to be made to the Plan on behalf of an Eligible Employee by his Employer shall be a whole percentage of his Compensation of not less than one percent nor more than 50 percent. In the event an Eligible Employee elects to have his Employer make Tax‑Deferred Contributions on his behalf, his Compensation shall be reduced for each payroll period by the percentage he elects to have contributed on his behalf to the Plan in accordance with the terms of his currently effective reduction authorization.

4.3	Changes in Reduction Authorization
An Eligible Employee may change the percentage of his future Compensation that his Employer contributes on his behalf as Tax‑Deferred Contributions at such time or times during the Plan Year as the Administrator may prescribe by filing an amended reduction authorization with his Employer such number of days prior to the date such change is to become effective as the Administrator shall prescribe. An Eligible Employee who changes his reduction authorization shall be limited to selecting a percentage of his Compensation that is otherwise permitted hereunder. Tax‑Deferred Contributions shall be made on behalf of such Eligible Employee by his Employer pursuant to his amended reduction authorization filed in accordance with this Section commencing with Compensation paid to the Eligible Employee on or after the date such filing is effective, until otherwise altered or terminated in accordance with the Plan.

4.4	Suspension of Tax-Deferred Contributions
An Eligible Employee on whose behalf Tax‑Deferred Contributions are being made may have such contributions suspended at any time by giving such number of days advance notice to his Employer as the Administrator shall prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Eligible Employee on or after the expiration of the required notice period and shall remain in effect until Tax‑Deferred Contributions are resumed as hereinafter set forth.

4.5	Resumption of Tax-Deferred Contributions
An Eligible Employee who has voluntarily suspended his Tax‑Deferred Contributions may have such contributions resumed at such time or times during the Plan Year as the Administrator may prescribe, by filing a new reduction authorization with his Employer such number of days prior to the date as of which such contributions are to be resumed as the Administrator shall prescribe.

4.6	Delivery of Tax-Deferred Contributions
As soon after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets, each Employer shall cause to be delivered to the Trustee in cash all Tax‑Deferred Contributions attributable to such amounts.

4.7	Vesting of Tax-Deferred Contributions
A Participant's vested interest in his Tax‑Deferred Contributions Sub‑Account shall be at all times 100 percent.
4.8    Catch-Up Contributions
All Eligible Employees who have attained age 50 before the close of the Plan Year shall be eligible to make "catch-up contributions" in accordance with, and subject to the limitations of, Code Section 414(v) and procedures adopted by the Sponsor. Such "catch-up contributions" shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of such "catch-up contributions."

ARTICLE V
AFTER-TAX AND ROLLOVER CONTRIBUTIONS

5.1	After‑Tax Contributions
An Eligible Employee may elect in accordance with rules prescribed by the Administrator to make After‑Tax Contributions to the Plan. After-Tax Contributions shall be made by payroll withholding. If the Eligible Employee does not already have an investment election on file with the Administrator, his election to make After‑Tax Contributions to the Plan shall include his election as to the investment of his contributions in accordance with Article X. An Eligible Employee's election to make After‑Tax Contributions by payroll withholding may be made effective as of any date occurring on or after the date on which he becomes an Eligible Employee. After‑Tax Contributions by payroll withholding shall commence with the first payment of Compensation made on or after the date on which the Eligible Employee's election is effective.

5.2	Amount of After‑Tax Contributions by Payroll Withholding
The amount of After‑Tax Contributions made by an Eligible Employee by payroll withholding shall be a whole percentage of his Compensation of not less than one percent nor more than 50 percent.

5.3	Changes in Payroll Withholding Authorization
An Eligible Employee may change the percentage of his future Compensation that he contributes to the Plan as After‑Tax Contributions by payroll withholding at such time or times during the Plan Year as the Administrator may prescribe by filing an amended payroll withholding authorization with his Employer such number of days prior to the date such change is to become effective as the Administrator shall prescribe. An Eligible Employee who changes his payroll withholding authorization shall be limited to selecting a percentage of his Compensation that is otherwise permitted under Section 5.2. After‑Tax Contributions shall be made pursuant to an Eligible Employee's amended payroll withholding authorization filed in accordance with this Section commencing with Compensation paid to the Eligible Employee on or after the date such filing is effective, until otherwise altered or terminated in accordance with the Plan.

5.4	Suspension of After‑Tax Contributions by Payroll Withholding
An Eligible Employee who is making After‑Tax Contributions by payroll withholding may have such contributions suspended at any time by giving such number of days advance notice to his Employer as the Administrator shall prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Eligible Employee on or after the expiration of the required notice period and shall remain in effect until After‑Tax Contributions are resumed as hereinafter set forth.

5.5	Resumption of After‑Tax Contributions by Payroll Withholding
An Eligible Employee who has voluntarily suspended his After‑Tax Contributions made by payroll withholding in accordance with Section 5.4 may have such contributions resumed at such time or times during the Plan Year as the Administrator may prescribe by filing a new payroll withholding authorization with his Employer such number of days prior to the date as of which such contributions are to be resumed as the Administrator shall prescribe.

5.6	Rollover Contributions
An Eligible Employee may elect to make a Rollover Contribution to the Plan by submitting to the Administrator or its designee a request at such time(s), in such form, and in such manner as the Administrator shall prescribe. The Eligible Employee shall deposit or cause to be deposited such Rollover Contribution with the Trustee. "Rollover Contribution" shall mean participant rollover contributions and/or direct rollovers of distributions as permitted under Section 402(c), Section 403(a)(4), or Section 408(d)(3)(A) of the Code from the following types of plans:

(a)
The Plan will accept a direct rollover of an eligible rollover distribution from (a) a qualified plan described in Section 401(a) or Section 403(a) of the Code, (b)  an annuity contract described in Section 403(b) of the Code, and (c) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

(b)
The Plan will accept a participant contribution of an eligible rollover distribution from (a) a qualified plan described in Section 401(a) or Section 403(a) of the Code, (b) an annuity contract described in Section 403(b) of the Code and (c) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

(c)
The Plan will accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or Section 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

Notwithstanding the foregoing, a Rollover Contribution shall not include and the Plan will not accept designated Roth contributions as described in Section 402A of the Code. Any Rollover Contribution from an individual retirement account shall be limited to individual retirement accounts which contain only amounts rolled over into such individual retirement account from another qualified plan plus the income and gains thereon.
The Administrator may require an Eligible Employee to provide it or its designee with such information as it deems necessary or desirable to show that the requested Rollover Contribution qualifies as a contribution that may be rolled over to a qualified plan. In the event an Eligible Employee makes a Rollover Contribution, such Rollover Contribution shall become part of the Trust Fund and it shall be maintained in a separate, fully‑vested Sub-Account, which shall be separate from the other Sub-Accounts for such Eligible Employee. If an Eligible Employee elects to roll over amounts attributable to after-tax employee contributions, such amounts shall be accounted for separately from other Rollover Contributions and shall be maintained in accounts reflecting that portion of the Eligible Employee's after-tax Rollover Contribution that is includible in gross income and that portion that is not includible in gross income. Such Sub-Account shall be invested as directed by the Eligible Employee in the same manner, but pursuant to a separate election, as described in Section 10.1.

5.7	Delivery of After-Tax Contributions
As soon after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets or as soon as reasonably practicable after an amount has been delivered to an Employer by an Employee, the Employer shall cause to be delivered to the Trustee in cash the After-Tax Contributions attributable to such amount.

5.8	Vesting of After-Tax Contributions and Rollover Contributions
A Participant's vested interest in his After‑Tax Contributions Sub‑Account and his Rollover Contributions Sub‑Account shall be at all times 100 percent.

5.9	Overall Limitation on Tax-Deferred Contributions and After-Tax Contributions
Notwithstanding any provision of the Plan to the contrary (other than Section 4.8), a Participant's rate of Tax-Deferred Contributions and After-Tax Contributions, when aggregated, may not exceed 50 percent of his Compensation.

ARTICLE VI
EMPLOYER CONTRIBUTIONS

6.1	No Employer Contributions
There shall be no Employer Contributions made to the Plan, except and to such extent as may be provided in any applicable Covered Group Addendum. In no event shall an Employer deliver matching contributions to the Trustee on behalf of an Eligible Employee prior to the date the Eligible Employee performs the services with respect to which the matching contribution is being made, unless such pre-funding is to accommodate bona fide administrative considerations and is not for the principal purpose of accelerating deductions.

ARTICLE VII
LIMITATIONS ON CONTRIBUTIONS

7.1	Definitions
For purposes of this Article, the following terms have the following meanings:

(a)
The "actual deferral percentage" with respect to an Eligible Employee for a particular Plan Year means the ratio of the Tax‑Deferred Contributions made on his behalf for the Plan Year to his test compensation for the Plan Year, except that, to the extent permitted by regulations issued under Section 401(k) of the Code, the Sponsor may elect to take into account in computing the numerator of each Eligible Employee's actual deferral percentage the qualified matching contributions made to the Plan on his behalf for the Plan Year; provided, however, that contributions made on a Participant's behalf for a Plan Year shall be included in determining his actual deferral percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the actual deferral percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(b)
The "aggregate limit" means the sum of (i) 125 percent of the greater of the average contribution percentage for eligible participants other than Highly Compensated Employees for the Plan Year or the average actual deferral percentage for Eligible Employees other than Highly Compensated Employees for the Plan Year and (ii) the lesser of 200 percent or two plus the lesser of such average contribution percentage or average actual deferral percentage, or, if it would result in a larger aggregate limit, the sum of (iii) 125 percent of the lesser of the average contribution percentage for eligible participants other than Highly Compensated Employees for the Plan Year or the average actual deferral percentage for Eligible Employees other than Highly Compensated Employees for the Plan Year and (iv) the lesser of 200 percent or two plus the greater of such average contribution percentage or average actual deferral percentage.

(c)
The "annual addition" with respect to a Participant for a limitation year means the sum of the Tax-Deferred Contributions, Employer Contributions, and After-Tax Contributions allocated to his Separate Account for the limitation year (including any excess contributions that are distributed pursuant to this Article), the employer contributions, employee contributions, and forfeitures allocated to his accounts for the limitation year under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and amounts described in Sections 415(l)(2) and 419A(d)(2) of the Code allocated to his account for the limitation year.

(d)	The "Code Section 402(g) limit" means the dollar limit imposed by Section 402(g)(1) of the Code or established by the Secretary of the Treasury pursuant to Section 402(g)(5) of the Code in effect on January 1 of the calendar year in which an Eligible Employee's taxable year begins.

(e)
The "contribution percentage" with respect to an eligible participant for a particular Plan Year means the ratio of the sum of the matching contributions made to the Plan on his behalf and the After-Tax Contributions made by him for the Plan Year to his test compensation for such Plan Year, except that, to the extent permitted by regulations issued under Section 401(m) of the Code, the Sponsor may elect to take into account in computing the numerator of each eligible participant's contribution percentage the Tax‑Deferred Contributions made to the Plan on his behalf for the Plan Year; provided, however, that any Tax-Deferred Contributions and/or qualified matching contributions that were taken into account in computing the numerator of an eligible participant's actual deferral percentage may not be taken into account in computing the numerator of his contribution percentage; and provided, further, that contributions made by or on a Participant's behalf for a Plan Year shall be included in determining his contribution percentage for such Plan Year only if the contributions are made to the Plan prior to the end of the 12-month period immediately following the Plan Year to which the contributions relate. The determination and treatment of the contribution percentage amounts for any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(f)
An "elective contribution" means any employer contribution made to a plan maintained by an Employer or any Related Company on behalf of a Participant in lieu of cash compensation pursuant to his written election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, or any plan as described in Section 501(c)(18) of the Code, and any contribution made on behalf of the Participant by an Employer or a Related Company for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement.

(g)
An "eligible participant" means any Employee who is eligible to make After-Tax Contributions or to have Tax-Deferred Contributions made on his behalf (if Tax-Deferred Contributions are taken into account in computing contribution percentages) or to participate in the allocation of matching contributions (including qualified matching contributions).

(h)
An "excess deferral" with respect to a Participant means that portion of a Participant's Tax‑Deferred Contributions that when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, would exceed the Code Section 402(g) limit and is includable in the Participant's gross income under Section 402(g) of the Code.

(i)	A "limitation year" means the Plan Year.

(j)
A "matching contribution" means any employer contribution allocated to an Eligible Employee's account under the Plan or any other plan of an Employer or a Related Company solely on account of elective contributions made on his behalf or employee contributions made by him.

(k)
A "qualified matching contribution" means any matching contribution that is a qualified matching contribution as defined in regulations issued under Section 401(k) of the Code, is nonforfeitable when made, and is distributable only as permitted in regulations issued under Section 401(k) of the Code. In no event shall the portion of any matching contribution designated as a qualified matching contribution hereunder exceed the Eligible Employee's "QMAC limit" for the Plan Year. The "QMAC limit" applicable to an Eligible Employee means the greatest of (1) 5% of the Eligible Employee's Compensation, (2) the Eligible Employee's Tax-Deferred Contributions for the Plan Year, or (3) 2 times the "representative match rate" multiplied by the Eligible Employee's Tax-Deferred Contributions for the Plan Year. The "representative match rate" means the lowest "match rate" for any Eligible Employee who is not a Highly Compensated Employee for the Plan Year and who is in either (1) a determination group consisting of 1/2 of all Eligible Employees during the Plan Year who are not Highly Compensated Employees for the Plan Year or (2) the group consisting of all Eligible Employees who are employed by an Employer or a Related Company on the last day of the Plan and who are not Highly Compensated Employees for the Plan Year, whichever would provide the greater representative rate. A "match rate" means the Matching Contributions made on behalf of an Eligible Employee for the Plan Year divided by the Eligible Employee's Tax-Deferred Contributions for the Plan Year; provided, however, that if Matching Contributions are made at different rates for different levels of Compensation, the "match rate" shall be determined assuming Tax-Deferred Contributions equal to 6% of Compensation.

(l)
The "test compensation" of an Eligible Employee for a Plan Year means compensation as defined in Section 414(s) of the Code and regulations issued thereunder, limited, however, to $200,000 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the test compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months.

7.2	Code Section 402(g) Limit
In no event shall the amount of the Tax‑Deferred Contributions made on behalf of an Eligible Employee for his taxable year, when aggregated with any elective contributions made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company for his taxable year, exceed the Code Section 402(g) limit. In the event that the Administrator determines that the reduction percentage elected by an Eligible Employee will result in his exceeding the Code Section 402(g) limit, the Administrator may adjust the reduction authorization of such Eligible Employee by reducing the percentage of his Tax‑Deferred Contributions to such smaller percentage that will result in the Code Section 402(g) limit not being exceeded. If the Administrator determines that the Tax‑Deferred Contributions made on behalf of an Eligible Employee would exceed the Code Section 402(g) limit for his taxable year, the Tax‑Deferred Contributions for such Participant shall be automatically suspended for the remainder, if any, of such taxable year.
If an Employer notifies the Administrator that the Code Section 402(g) limit has nevertheless been exceeded by an Eligible Employee for his taxable year, the Tax-Deferred Contributions that, when aggregated with elective contributions made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company, would exceed the Code Section 402(g) limit, plus any income and minus any losses attributable thereto, shall be distributed to the Eligible Employee no later than the April 15 immediately following such taxable year. Any Tax-Deferred Contributions that are distributed to an Eligible Employee in accordance with this Section shall not be taken into account in computing the Eligible Employee's actual deferral percentage for the Plan Year in which the Tax-Deferred Contributions were made, unless the Eligible Employee is a Highly Compensated Employee. If an amount of Tax‑Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax‑Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be applied against the Employer Contribution obligations for the Plan Year of the Employer for which the Participant last performed services as an Employee. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Plan Year with respect to any Employer exceed the amount of such Employer's Employer Contribution obligation for the Plan Year, the excess amount of such forfeitures shall be held unallocated in a suspense account established with respect to the Employer and shall for all Plan purposes be applied against the Employer's Employer Contribution obligations for the following Plan Year.

7.3	Distribution of Excess Deferrals
Notwithstanding any other provision of the Plan to the contrary, if a Participant notifies the Administrator in writing no later than the March 1 following the close of the Participant's taxable year that excess deferrals have been made on his behalf under the Plan for such taxable year, the excess deferrals, plus any income and minus any losses attributable thereto, shall be distributed to the Participant no later than the April 15 immediately following such taxable year. Any Tax-Deferred Contributions that are distributed to a Participant in accordance with this Section shall nevertheless be taken into account in computing the Participant's actual deferral percentage for the Plan Year in which the Tax-Deferred Contributions were made. If an amount of Tax‑Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax‑Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be applied against the Employer Contribution obligations for the Plan Year of the Employer for which the Participant last performed services as an Employee. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Plan Year with respect to any Employer exceed the amount of such Employer's Employer Contribution obligation for the Plan Year, the excess amount of such forfeitures shall be held unallocated in a suspense account established with respect to the Employer and shall for all Plan purposes be applied against the Employer's Employer Contribution obligations for the following Plan Year.

7.4	Limitation on Tax‑Deferred Contributions of Highly Compensated Employees
Notwithstanding any other provision of the Plan to the contrary, the Tax-Deferred Contributions made with respect to a Plan Year on behalf of Eligible Employees who are Highly Compensated Employees may not result in an average actual deferral percentage for such Eligible Employees that exceeds the greater of:

(a)	a percentage that is equal to 125 percent of the average actual deferral percentage for all other Eligible Employees for the Plan Year; or

(b)
a percentage that is not more than 200 percent of the average actual deferral percentage for all other Eligible Employees and that is not more than two percentage points higher than the average actual deferral percentage for all other Eligible Employees for the Plan Year.

In order to assure that the limitation contained herein is not exceeded with respect to a Plan Year, the Administrator is authorized to suspend completely further Tax-Deferred Contributions on behalf of Highly Compensated Employees for any remaining portion of a Plan Year or to adjust the projected actual deferral percentages of Highly Compensated Employees by reducing their percentage elections with respect to Tax-Deferred Contributions for any remaining portion of a Plan Year to such smaller percentages that will result in the limitation set forth above not being exceeded. In the event of any such suspension or reduction, Highly Compensated Employees affected thereby shall be notified of the reduction or suspension as soon as possible and shall be given an opportunity to make a new Tax-Deferred Contribution election to be effective the first day of the next following Plan Year. In the absence of such an election, the election in effect immediately prior to the suspension or adjustment described above shall be reinstated as of the first day of the next following Plan Year.
In determining the actual deferral percentage for any Eligible Employee who is a Highly Compensated Employee for the Plan Year, elective contributions, qualified nonelective contributions, and qualified matching contributions (to the extent that qualified nonelective contributions and qualified matching contributions are taken into account in computing actual deferral percentages) made to his accounts under any other plan of an Employer or a Related

Company that is not mandatorily disaggregated pursuant to Treasury Regulation Section 1.410(b)-7(c), as modified by Section 1.401(k)-1(b)(4) (without regard to the prohibition on aggregating plans with inconsistent testing methods contained in Section 1.401(k)-1(b)(4)((iii)(B) and the prohibition on aggregating plans with different plan years contained in Section 1.410(b)-7(d)(5)) shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different than the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the other plan during the Plan Year shall be treated as if such contributions were made to the Plan.
If one or more plans of an Employer or Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, then actual deferral percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Pursuant to Treasury Regulation Section 1.401(k)-1(b)(4)(v), an Employer may elect to calculate deferral percentages aggregating ESOP and non-ESOP plans. In addition, an Employer may elect to calculate deferral percentages aggregating bargained and non-bargained plans and/or bargained plans maintained for different bargaining units, provided that such aggregation is done on a reasonable basis and is reasonably consistent from year to year. Plans may be aggregated under this paragraph only if they have the same plan year and utilize the same testing method to satisfy the requirements of Code Section 401(k).
The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the qualified matching contributions taken into account in computing actual deferral percentages for any Plan Year.

7.5	Determination and Distribution of Excess Tax‑Deferred Contributions
Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.4 is exceeded in any Plan Year, the Tax‑Deferred Contributions made with respect to a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan on his behalf under Section 7.4, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the next succeeding Plan Year. If such excess amounts are distributed more than 2 ½ months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.
The maximum amount permitted to be contributed to the Plan on a Highly Compensated Employee's behalf under Section 7.4 shall be determined by reducing Tax‑Deferred Contributions made on behalf of Highly Compensated Employees in order of their actual deferral percentages beginning with the highest of such percentages. The total excess Tax-Deferred Contributions shall then be allocated among Highly Compensated Employees by reducing Tax-Deferred Contributions made on behalf of each Highly Compensated Employee on the basis of the amount of Tax-Deferred Contributions made on behalf of each Highly Compensated Employee, beginning with the highest such amount. The determination of the amount of excess Tax‑Deferred Contributions shall be made after application of Section 7.3, if applicable.

If an amount of Tax‑Deferred Contributions is distributed to a Participant in accordance with this Section, matching contributions that are attributable solely to the distributed Tax‑Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant. Any such forfeited amounts shall be applied against the Employer Contribution obligations for the Plan Year of the Employer for which the Participant last performed services as an Employee. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Plan Year with respect to any Employer exceed the amount of such Employer's Employer Contribution obligation for the Plan Year, the excess amount of such forfeitures shall be held unallocated in a suspense account established with respect to the Employer and shall for all Plan purposes be applied against the Employer's Employer Contribution obligations for the following Plan Year.

7.6	Limitation on Certain Contributions, Including After‑Tax Contributions of Highly Compensated Employees
Notwithstanding any other provision of the Plan to the contrary, the matching contributions and After-Tax Contributions made with respect to a Plan Year by or on behalf of eligible participants who are Highly Compensated Employees may not result in an average contribution percentage for such eligible participants that exceeds the greater of:

(a)	a percentage that is equal to 125 percent of the average contribution percentage for all other eligible participants for the Plan Year; or

(b)
a percentage that is not more than 200 percent of the average contribution percentage for all other eligible participants and that is not more than two percentage points higher than the average contribution percentage for all other eligible participants for the Plan Year.

In determining the contribution percentage for any eligible participant who is a Highly Compensated Employee for the Plan Year, matching contributions, employee contributions, qualified nonelective contributions, and elective contributions (to the extent that qualified nonelective contributions and elective contributions are taken into account in computing contribution percentages) made to his accounts under any other plan of an Employer or a Related Company that is not mandatorily disaggregated pursuant to Treasury Regulation Section 1.410(b)-7(c) , as modified by Section 1.401(m)-1(b)(4) (without regard to the prohibition on aggregating plans with inconsistent testing methods contained in Section 1.401(m)-1(b)(4)((iii)(B) and the prohibition on aggregating plans with different plan years contained in Section 1.410(b)-7(d)(5)) shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different than the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the other plan during the Plan Year shall be treated as if such contributions were made to the Plan.
If one or more plans of an Employer or a Related Company are aggregated with the Plan for purposes of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, the contribution percentages under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Pursuant to Treasury Regulation Section 1.401(m)-1(b)(4)(v), an Employer may elect to calculate contribution percentages aggregating ESOP and non-ESOP plans. In addition, an Employer may elect to calculate contribution percentages aggregating bargained and non-bargained plans and/or bargained plans maintained for different bargaining units, provided that such aggregation is done on a reasonable basis and is reasonably consistent from year to year. Plans may be aggregated under this paragraph only if they have the same plan year and utilize the same testing method to satisfy the requirements of Code Section 401(m).
The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the elective contributions and qualified matching contributions taken into account in computing contribution percentages for any Plan Year.

7.7	Determination and Forfeiture or Distribution of Excess Contributions
Notwithstanding any other provision of the Plan to the contrary, in the event that the limitation contained in Section 7.6 is exceeded in any Plan Year, the matching contributions and After‑Tax Contributions made by or on behalf of a Highly Compensated Employee that exceed the maximum amount permitted to be contributed to the Plan by or on behalf of such Highly Compensated Employee under Section 7.6, plus any income and minus any losses attributable thereto, shall be forfeited, to the extent forfeitable, or distributed to the Participant prior to the end of the next succeeding Plan Year, as hereinafter provided. If such excess amounts are distributed more than 2 ½ months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Section 4979 of the Code on the Employer maintaining the Plan with respect to such amounts.
The amount of the total excess matching and After-Tax Contributions made by or on behalf of Highly Compensated Employees shall be determined by reducing matching contributions and After‑Tax Contributions made by or on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages. The total excess contributions shall then be allocated among Highly Compensated Employees on the basis of the amount of matching contributions and After-Tax Contributions made by or on behalf of each Highly Compensated Employee, beginning with the highest such amount, and the distribution or forfeiture requirement of this Section shall be satisfied by reducing contributions made by or on behalf of the Highly Compensated Employee to the extent necessary in the following order:
After-Tax Contributions made by the Highly Compensated Employee that have not been matched, if any, shall be distributed.
Pro rata amounts of After‑Tax Contributions made by the Highly Compensated Employee that have been matched, if any, and the matching contributions attributable thereto shall be distributed or forfeited, as appropriate.
Matching contributions attributable to Tax‑Deferred Contributions shall be distributed or forfeited, as appropriate.
Any amounts forfeited with respect to a Participant pursuant to this Section shall be treated as a forfeiture under the Plan in accordance with the provisions of Article XIV as of the last day of the month in which the distribution of contributions pursuant to this Section occurs. The amount of excess After-Tax Contributions of a Participant shall in all cases be distributable; the excess matching contributions shall be distributable to the extent the Participant has a vested interest in an Employer Contributions Sub-Account that is attributable to matching contributions, other than qualified matching contributions, and shall otherwise be forfeitable. The determination of the amount of excess matching contributions and After‑Tax Contributions shall be made after application of Section 7.3, if applicable, and after application of Section 7.5, if applicable.

7.8	Miscellaneous ADP/ACP Testing Provisions
If the Plan provides that Employees are eligible to make Tax-Deferred Contributions before they have satisfied the minimum age and service requirements under Code Section 410(a)(1) and applies Code Section 410(b)(4)(B) in determining whether the cash or deferred arrangement meets the requirements of Code Section 410(b)(1), the Administrator may apply the limitations on Tax-Deferred Contributions of Highly Compensated Employees described in Article VII either:

(a)
by comparing the average actual deferral percentage of all Eligible Employees who are Highly Compensated Employees for the Plan Year to the average actual deferral percentage for the Plan Year of those Eligible Employees who are not Highly Compensated Employees and who have satisfied the minimum age and service requirements under Code Section 410(a)(1); or

(b)
separately with respect to Eligible Employees who have not satisfied the minimum age and service requirements under Code Section 410(a)(1) and Eligible Employees who have satisfied such minimum age and service requirements.

Similarly, if the Plan provides for After-Tax and/or matching contributions, provides that Employees are eligible to make After-Tax and/or matching contributions before they have satisfied the minimum age and service requirements under Code Section 410(a)(1), and applies Code Section 410(b)(4)(B) in determining whether the portion of the Plan subject to Code Section 401(m) meets the requirements of Code Section 410(b)(1), the Administrator may apply the limitations on After-Tax and matching contributions of Highly Compensated Employees described in Article VII either:

(a)
by comparing the average contribution percentage of all eligible participants who are Highly Compensated Employees for the Plan Year to the average contribution percentage for the Plan Year of those eligible participants who are not Highly Compensated Employees and who have satisfied the minimum age and service requirements under Code Section 410(a)(1); or

(b)
separately with respect to eligible participants who have not satisfied the minimum age and service requirements under Code Section 410(a)(1) and eligible participants who have satisfied such minimum age and service requirements.

7.9	Determination of Income or Loss
The income or loss attributable to excess contributions that are distributed pursuant to this Article shall be determined by multiplying the income or loss for the preceding Plan Year attributable to the Employee's Sub‑Account to which the excess contributions were credited by a fraction, the numerator of which is the excess contributions made to such Sub‑Account on the Employee's behalf for the preceding Plan Year and the denominator of which is (a) the balance of the Sub‑Account on the date of distribution of the excess, (b) reduced by the gain attributable to contributions to such Sub‑Account for the preceding Plan Year, and (c) increased by the loss attributable to contributions to such Sub‑Account for the preceding Plan Year.

7.10	Code Section 415 Limitations on Crediting of Contributions and Forfeitures
Notwithstanding any other provision of the Plan to the contrary, the annual addition with respect to a Participant for a limitation year shall in no event exceed the lesser of (i) $40,000 (adjusted as provided in Section 415(d) of the Code; or (ii) 100 percent of the Participant's compensation, as defined in Section 415(c)(3) of the Code and regulations issued thereunder, for the limitation year. Notwithstanding any other provision of the Plan to the contrary, effective for limitation years beginning on and after July 1, 2007, if a Participant has a severance from employment (as defined in Treasury Regulation Section 1.401(k)-1(d)(2)) with an Employer and all Related Companies, Compensation shall not include amounts received by the Participant following such severance from employment except amounts that would otherwise have been paid to the Participant in the course of his employment and are regular compensation for services during the Participant's regular working hours, compensation for services outside the Participant's regular working hours (such as overtime or shift differential pay), commissions, bonuses, or other similar compensation, but only to the extent such amounts (1) would have been includable in Compensation if his employment had continued and (2) are paid before the later of (a) the close of the Limitation Year in which the Participant's severance from employment occurs or (b) within 2 ½ months of such severance. Compensation shall also include amounts that are payments for accrued bona fide sick, vacation or other leave, but only if (1) the Participant would have been able to use such leave if his employment had continued, (2) such amounts would have been includable in Compensation if his employment had continued, and (3) such amounts are paid before the later of (a) the close of the limitation year in which the Participant's severance from employment occurs or (b) within 2 ½ months of such severance. Compensation shall also include amounts paid by an Employer to a Participant who is not performing services for an Employer due to qualified military service (within the meaning of Code Section 414(u)(1)), but only to the extent such amounts do not exceed the amounts the Participant would have received if he had continued in employment with an Employer.

7.11	Coverage Under Other Qualified Defined Contribution Plan
If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and if the annual addition to be made under the Plan for the limitation year when combined with the annual addition to be made under such other qualified defined contribution plan(s) would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in Section 7.10, the annual addition to be made under the Plan shall be reduced to the extent necessary so that the limitation in Section 7.10 is satisfied.

7.12	Correction Provision
If the annual addition with respect to a Participant in any limitation year beginning on or after July 1, 2007, nevertheless exceeds the amount that may be applied for his benefit under the limitations described in Section 7.10, correction shall be made in accordance with the Employee Plans Compliance Resolution System, as set forth in Revenue Procedure 2006-27, or any superseding guidance.

7.13	Scope of Limitations
The limitations contained in Sections 7.10, 7.11, and 7.12 shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Section 415(k) of the Code.

ARTICLE VIII
TRUST FUNDS AND SEPARATE ACCOUNTS

8.1	General Fund
The Trustee shall maintain a General Fund as required to hold and administer any assets of the Trust that are not allocated among the Investment Funds as provided in the Plan or the Trust Agreement. The General Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in the General Fund shall be an undivided interest. The General Fund may be invested in whole or in part in equity securities issued by an Employer or a Related Company that are publicly traded and are "qualifying employer securities" as defined in Section 407(d)(5) of ERISA.

8.2	Investment Funds
The Sponsor shall determine the number and type of Investment Funds and select the investments for such Investment Funds. The Sponsor shall communicate the same and any changes therein in writing to the Administrator and the Trustee. Each Investment Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in any Investment Fund shall be an undivided interest.
The Sponsor may determine to offer an Investment Fund, to be known as the Employer Stock Fund, that is maintained for the purpose of investing primarily in Employer Stock.
The term Investment Fund may include any other investment alternative (such as a “self-managed brokerage account”) agreed to between the Investment Committee and the Trustee. Such investment alternative shall be subject to any rules, procedures and restrictions prescribed by the Committee and/or the Trustee, including, without limitation, fees and expenses (which may be deducted from such other investment alternative and/or Sub-Accounts of a Participant invested in other Investment Funds), minimum amounts of investment in such investment(s), and any requirement that any distribution, withdrawal or loan under the Plan shall be made only from the other Investment Funds. In exercising its authority to establish, modify, and eliminate Investment Funds (other than the Employer Stock Fund) and investment alternatives, the Investment Committee shall act in such manner that it shall be expected that the Plan will offer a broad range of investment alternatives within the meaning of Department of Labor Regulation § 2550.404c-1(b) as in effect from time to time.

8.3	Loan Investment Fund
If a loan from the Plan to a Participant is approved in accordance with the provisions of Article XII, the Sponsor shall direct the establishment and maintenance of a loan Investment Fund in the Participant's name. A Participant's loan Investment Fund shall be invested in the note reflecting the loan that is executed by the Participant in accordance with the provisions of Article XII. Notwithstanding any other provision of the Plan to the contrary, income received with respect to a Participant's loan Investment Fund shall be allocated and the loan Investment Fund shall be administered as provided in Article XII.

8.4	Income on Trust
Any dividends, interest, distributions, or other income received by the Trustee with respect to any Trust Fund maintained hereunder shall be allocated by the Trustee to the Trust Fund for which the income was received.

8.5	Separate Accounts
As of the first date a contribution is made by or on behalf of an Employee, there shall be established a Separate Account in his name reflecting his interest in the Trust. Each Separate Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Separate Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

8.6	Sub-Accounts
A Participant's Separate Account shall be divided into individual Sub‑Accounts reflecting the portion of the Participant's Separate Account that is derived from Tax‑Deferred Contributions, After-Tax Contributions, Rollover Contributions, or Employer Contributions. Each Sub‑Account shall reflect separately contributions allocated to each Trust Fund maintained hereunder and the earnings and losses attributable thereto. The Employer Contributions Sub-Account shall reflect separately that portion of such Sub-Account that is derived from Employer Contributions that may be taken into account to satisfy the limitations on contributions for Highly Compensated Employees contained in Article VII. Such other Sub‑Accounts may be established as are necessary or appropriate to reflect a Participant's interest in the Trust.

8.7	Voting of Employer Stock and Procedures Regarding Tender Offers
All voting rights on shares of Employer Stock held in the Employer Stock Fund shall be exercised by the Trustee only as directed by the Participants acting in their capacity as "Named Fiduciaries" (as defined in Section 402 of ERISA) in accordance with the provisions of the Trust Agreement. All tender or exchange decisions with respect to Employer Stock held in the Employer Stock Fund shall be made only by the Participants acting in their capacity as Named Fiduciaries with respect to the Employer Stock allocated to their accounts in accordance with the provisions of the Trust Agreement.

ARTICLE IX
LIFE INSURANCE CONTRACTS

9.1	No Life Insurance Contracts
There shall be no life insurance contracts purchased under the Plan.

ARTICLE X
DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

10.1	Future Contribution Investment Elections
Each Eligible Employee shall make an investment election in the manner and form prescribed by the Administrator directing the manner in which his Tax‑Deferred Contributions and After‑Tax Contributions and, separately, his Rollover Contributions shall be invested. An Eligible Employee's investment election shall specify the percentage, in the percentage increments prescribed by the Administrator, of such contributions that shall be allocated to one or more of the Investment Funds with the sum of such percentages equaling 100 percent. An investment election by a Participant shall remain in effect until his entire interest under the Plan is distributed or forfeited in accordance with the provisions of the Plan or until he files a change of investment election with the Administrator, in such form as the Administrator shall prescribe. A Participant's change of investment election may be made once each business day and will be made effective as soon as practicable.

10.2	Deposit of Contributions
All Tax‑Deferred Contributions, After‑Tax Contributions and Rollover Contributions shall be deposited in the Trust and allocated among the Investment Funds in accordance with the Participant's currently effective investment election relating to such contributions; provided, however, that any contributions made to the Plan in qualifying employer securities shall be allocated to the Employer securities Investment Fund established by the Sponsor, pending directions to the Administrator regarding their future investment. If no investment election is on file with the Administrator at the time contributions are to be deposited to a Participant's Separate Account, the contributions shall be deposited in a default fund until an investment election is received.

10.3	Fund Transfers
A Participant may elect to transfer investments from any Investment Fund to any other Investment Fund. The Participant's election shall be made in the manner and form prescribed by the Administrator. Subject to any restrictions pertaining to a particular Investment Fund, a Participant's transfer election may be made once each business day.

10.4	Investment of Employer Contributions
Employer Contributions, if any, provided for under a Covered Group Addendum shall be invested in the same manner as such Participant’s Tax-Deferred Contributions and After-Tax Contributions for the applicable contribution period in accordance with Section 10.1. A Participant may direct that his Employer Contributions Sub-Account balance be transferred between or among the Investment Funds in a manner consistent with the requirements of Section 10.3.

10.5	Diversification of Employer Stock
The provisions of this Section 10.5 shall apply to any investment in the Employer Stock Fund so long as Employer Stock is publicly traded or treated as publicly traded under Code Section 401(a)(35). Notwithstanding any other provision of the Plan to the contrary, a Participant whose Separate Account is invested, in whole or in part, in the Employer Stock Fund shall be permitted to divest such investments and re-invest such amounts in other Investment Funds provided under the Plan. The Plan shall offer at least three Investment Fund options as alternatives to the Employer Stock Fund. Each such alternative Investment Fund shall be diversified and shall have materially different risk and return characteristics. The Committee shall notify each eligible Participant of his diversification rights no later than 30 days prior to the date he is first eligible to divest his investment in the Employer Stock Fund, which shall describe the importance of diversifying the investment of retirement assets. The Plan shall not be treated as meeting the requirements of this Section 10.5 if the Plan imposes any restrictions or conditions on investment in the Employer Stock Fund that do not also apply to investment in the other Investment Funds.

ARTICLE XI
CREDITING AND VALUING SEPARATE ACCOUNTS

11.1	Crediting Separate Accounts
All contributions made under the provisions of the Plan shall be credited to Separate Accounts in the Trust Funds by the Administrator, in accordance with procedures established in writing by the Administrator, either when received or on the succeeding Valuation Date after valuation of the Trust Fund has been completed for such Valuation Date as provided in Section 11.2, as shall be determined by the Administrator.

11.2	Valuing Separate Accounts
Separate Accounts in the Trust Funds shall be valued by the Administrator on the Valuation Date, in accordance with procedures established in writing by the Administrator or in the manner set forth in Section 11.3 as Plan valuation procedures, as determined by the Administrator.

11.3	Plan Valuation Procedures
With respect to the Trust Funds, the Administrator may determine that the following valuation procedures shall be applied. As of each Valuation Date hereunder, the portion of any Separate Accounts in a Trust Fund shall be adjusted to reflect any increase or decrease in the value of the Trust Fund for the period of time occurring since the immediately preceding Valuation Date for the Trust Fund (the "valuation period") in the following manner:

(a)	First, the value of the Trust Fund shall be determined by valuing all of the assets of the Trust Fund at fair market value.

(b)
Next, the net increase or decrease in the value of the Trust Fund attributable to net income and all profits and losses, realized and unrealized, during the valuation period shall be determined on the basis of the valuation under paragraph (a) taking into account appropriate adjustments for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund during the valuation period.

(c)
Finally, the net increase or decrease in the value of the Trust Fund shall be allocated among Separate Accounts in the Trust Fund in the ratio of the balance of the portion of such Separate Account in the Trust Fund as of the preceding Valuation Date less any distributions, withdrawals, loans, and transfers from such Separate Account balance in the Trust Fund since the Valuation Date to the aggregate balances of the portions of all Separate Accounts in the Trust Fund similarly adjusted, and each Separate Account in the Trust Fund shall be credited or charged with the amount of its allocated share. Notwithstanding the foregoing, the Administrator may adopt such accounting procedures as it considers appropriate and equitable to establish a proportionate crediting of net increase or decrease in the value of the Trust Fund for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund made by or on behalf of a Participant during the valuation period.

11.4	Finality of Determinations
The Administrator shall have exclusive responsibility for determining the balance of each Separate Account maintained hereunder. The Administrator's determinations thereof shall be conclusive upon all interested parties.

11.5	Notification
Within a reasonable period of time after the end of each Plan Year, the Administrator shall notify each Participant and Beneficiary of the balances of his Separate Account and Sub‑Accounts as of a Valuation Date during the Plan Year.

ARTICLE XII
LOANS

12.1	Application for Loan
A Participant who is a party in interest may make application to the Administrator for a loan from his Separate Account. Loans shall be made to Participants in accordance with written rules prescribed by the Administrator which are hereby incorporated into and made a part of the Plan.
As collateral for any loan granted hereunder, the Participant shall grant to the Plan a security interest in his vested interest under the Plan equal to the amount of the loan; provided, however, that in no event may the security interest exceed 50 percent of the Participant's vested interest under the Plan determined as of the date as of which the loan is originated in accordance with Plan provisions. In the case of a Participant who is an active employee, the Participant also shall enter into an agreement to repay the loan by payroll withholding, provided that the Administrator may permit other repayment methods in situations where due to an employment transfer payroll withholding is impractical. No loan in excess of 50 percent of the Participant's vested interest under the Plan shall be made from the Plan. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees.
A loan shall not be granted unless the Participant consents in writing to the charging of his Separate Account for unpaid principal and interest amounts in the event the loan is declared to be in default.

12.2	Reduction of Account Upon Distribution
Notwithstanding any other provision of the Plan, the amount of a Participant's Separate Account that is distributable to the Participant or his Beneficiary under Article XIII or XV shall be reduced by the portion of his vested interest that is held by the Plan as security for any loan outstanding to the Participant, provided that the reduction is used to repay the loan. If distribution is made because of the Participant's death prior to the commencement of distribution of his Separate Account and less than 100 percent of the Participant's vested interest in his Separate Account (determined without regard to the preceding sentence) is payable to his surviving spouse, then the balance of the Participant's vested interest in his Separate Account shall be adjusted by reducing the vested account balance by the amount of the security used to repay the loan, as provided in the preceding sentence, prior to determining the amount of the benefit payable to the surviving spouse.

12.3	Requirements to Prevent a Taxable Distribution
Notwithstanding any other provision of the Plan to the contrary, the following terms and conditions shall apply to any loan made to a Participant under this Article:

(a)
The interest rate on any loan to a Participant shall be a reasonable interest rate commensurate with current interest rates charged for loans made under similar circumstances by persons in the business of lending money.

(b)
The amount of any loan to a Participant (when added to the outstanding balance of all other loans to the Participant from the Plan or any other plan maintained by an Employer or a Related Company) shall not exceed the lesser of:

(i)
$50,000, reduced by the excess, if any, of the highest outstanding balance of any other loan to the Participant from the Plan or any other plan maintained by an Employer or a Related Company during the preceding 12-month period over the outstanding balance of such loans on the date a loan is made hereunder; or

(ii)	50 percent of the vested portions of the Participant's Separate Account and his vested interest under all other plans maintained by an Employer or a Related Company.

(c)
The term of any loan to a Participant shall be no greater than five years, except in the case of a loan used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant.

(d)	Except as otherwise permitted under Treasury Regulation, substantially level amortization shall be required over the term of the loan with payments made not less frequently than quarterly.

12.4	Administration of Loan Investment Fund
Upon approval of a loan to a Participant, the Administrator shall direct the Trustee to transfer an amount equal to the loan amount from the Investment Funds in which it is invested, on a pro rata basis, to the loan Investment Fund established in the Participant's name. Any loan approved by the Administrator shall be made to the Participant out of the Participant's loan Investment Fund. All principal and interest paid by the Participant on a loan made under this Article shall be deposited to his Separate Account and shall be allocated upon receipt among the Investment Funds in accordance with the Participant's currently effective investment election. The balance of the Participant's loan Investment Fund shall be decreased by the amount of principal payments and the loan Investment Fund shall be terminated when the loan has been repaid in full.

12.5	Default
If a Participant fails to make or cause to be made, any payment required under the terms of the loan within 60 days following the date on which such payment shall become due or there is an outstanding principal balance existing on a loan after the last scheduled repayment date, the Administrator shall direct the Trustee to declare the loan to be in default, and the entire unpaid balance of such loan, together with accrued interest, shall be immediately due and payable. In any such event, if such balance and interest thereon is not then paid, the Trustee shall charge the

Separate Account of the borrower with the amount of such balance and interest as of the earliest date a distribution may be made from the Plan to the borrower without adversely affecting the tax qualification of the Plan or of the cash or deferred arrangement.

12.6	Special Rules Applicable to Loans
Any loan made hereunder shall be subject to the following rules:

(a)	Minimum Loan Amount: A Participant may not request a loan for less than $1,000.

(b)
Maximum Number of Outstanding Loans: A Participant may have no more than two loans outstanding, including no more than one real estate loan described in Section 12.6(c). A Participant with two outstanding loans may not apply for another loan until an existing loan is paid in full and may not refinance an existing loan or obtain an additional loan for the purpose of paying off an existing loan.

(c)
Maximum Period for Real Estate Loans: The term of any loan to a Participant that is used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant shall be no greater than ten years.

(d)	Pre-Payment Without Penalty: A Participant may pre-pay all or any part of the balance of any loan hereunder prior to the date it is due without penalty.

(e)
Effect of Termination of Employment: Upon a Participant's termination of employment, a Participant may continue to make monthly loan payments, and the balance of any outstanding loan hereunder shall not become due and owing merely by reason of his termination of employment.

(f)
Repayment by Spousal Beneficiary: If a Participant dies with an outstanding loan and with his surviving spouse as Beneficiary, the Beneficiary may repay the entire loan balance or may make payments with coupons in accordance with procedures established by the Committee.

12.7	Loans Granted Prior to Amendment or Upon Plan Merger
Notwithstanding any other provision of this Article to the contrary, any loan made (i) under the provisions of the Plan as in effect prior to this amendment and restatement or (ii) under the provisions of any plan which is merged into the Plan prior to the merger date, shall remain outstanding until repaid in accordance with its terms or the otherwise applicable Plan provisions.

ARTICLE XIII
WITHDRAWALS WHILE EMPLOYED

13.1	Withdrawals of After-Tax Contributions
A Participant who is employed by an Employer or a Related Company may at any time elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his After-Tax Contributions Sub-Account.

13.2	Withdrawals of Rollover Contributions
A Participant who is employed by an Employer or a Related Company may at any time elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his Rollover Contributions Sub-Account.

13.3	Withdrawals of Tax-Deferred Contributions
A Participant who is employed by an Employer or a Related Company and who has attained age 59-1/2 or who is determined by the Administrator to have incurred a hardship as defined in this Article may elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his Tax-Deferred Contributions Sub-Account. The maximum amount that a Participant may withdraw pursuant to this Section because of a hardship is the balance of his Tax-Deferred Contributions Sub-Account, exclusive of any earnings credited to such Sub-Account after December 31, 1988 (or such later date with respect to any plan merged into the Plan as may have been provided pursuant to Federal regulations).

13.4	Limitations on Withdrawals Other than Hardship Withdrawals
Withdrawals made pursuant to this Article, other than hardship withdrawals, shall be subject to the following conditions and limitations:
A Participant must elect a withdrawal with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator shall prescribe.
Withdrawals may generally be made effective as of the day of the week specified by the Sponsor.
Withdrawals shall be made in the form of cash, except that a Participant who has an interest in the Employer Stock Fund may request that the portion of his withdrawal from the Employer Stock Fund be made either in the form of cash or in the form of whole shares of Employer Stock (with any fraction of a share paid in cash).

13.5	Conditions and Limitations on Hardship Withdrawals
A Participant must file a written application for a hardship withdrawal with the Administrator such number of days prior to the date as of which it is to be effective as the Administrator may prescribe. Hardship withdrawals may be made effective as soon as practicable after the Administrator receives the request. The Administrator shall grant a hardship withdrawal only if it determines that the withdrawal is necessary to meet an immediate and heavy financial need of the Participant. An immediate and heavy financial need of the Participant means a financial need on account of:

(a)
expenses previously incurred by or necessary for the Participant, the Participant's spouse, or any dependent of the Participant (as defined in Code Section 152, without regard to subsections (b)(1), (b)(2) and (d)(1)(B) thereof) to obtain medical care deductible under Code Section 213(d), determined without regard to whether the expenses exceed any applicable income limit;

(b)	costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(c)
payment of tuition, related educational fees, and room and board expenses for the next 12 months of post secondary education for the Participant, or the Participant's spouse, child, or other dependent (as defined in Code Section 152, without regard to subsections (b)(1), (b)(2) and (d)(1)(B) thereof;

(d)	payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage on the Participant's principal residence;

(e)	payment of funeral or burial expenses for the Participant's deceased parent, spouse, child, or dependent (as defined in Code Section 152, without regard to subsection (d)(1)(B) thereof); or

(f)
beginning January 1, 2007, expenses for the repair of damage to the Participant's principal residence that would qualify for a casualty loss deduction under Code Section 165 (determined without regard to whether the loss exceeds any applicable income limit).

A withdrawal shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant only if all of the following requirements are satisfied:
The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant.
The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all plans maintained by an Employer or any Related Company.
The Participant's Tax-Deferred Contributions and After-Tax Contributions and the Participant's elective tax-deferred contributions and employee after-tax contributions under all other tax-qualified plans maintained by an Employer or any Related Company shall be suspended for at least six months after his receipt of the withdrawal.

The amount of a hardship withdrawal may include any amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. A Participant shall not fail to be treated as an Eligible Employee for purposes of applying the limitations contained in Article VII of the Plan merely because his Tax-Deferred Contributions are suspended in accordance with this Section. A hardship withdrawal shall be made in the form of cash.

13.6	Order of Withdrawal from a Participant's Sub‑Accounts
Distribution of a withdrawal amount shall be made from a Participant's Sub‑Accounts, to the extent necessary, in the order prescribed by the Administrator, which order shall, subject to the provisions of this Article permitting distribution in the form of whole shares of Employer Stock, be uniform with respect to all Participants and non-discriminatory. If the Sub-Account from which a Participant is receiving a withdrawal is invested in more than one Investment Fund, the withdrawal shall be charged against the Investment Funds as directed by the Administrator.

13.7	Restrictions on Withdrawal of Certain Transferred Amounts
In the event any amount is transferred to the Plan from the Eaton Savings Plan, any restrictions on withdrawals under the Eaton Savings Plan with respect to such transferred amounts shall continue to apply under the Plan.

13.8	HEART Act Reservist Withdrawals
Notwithstanding any other provision of the Plan to the contrary, in accordance with procedures established by the Committee and subject to the provisions of this Section 13.8, a Participant who is a member of a reserve component (as defined in Section 101 of Title 37 of the United States Code), who has been on active duty for a period of at least 30 days, may apply for a withdrawal in an amount from his Separate Account that is attributable to Tax-Deferred Contributions. Any distribution made pursuant to this Section 13.8 must be made during the period beginning on the 30th day of active duty and ending on the close of his active duty period. Further, for a period of at least six months after his receipt of the withdrawal, such Participant's Tax-Deferred Contributions and After-Tax Contributions are suspended and the Participant shall be prohibited, under the terms of an otherwise legally enforceable agreement, from making elective contributions, including after tax contributions, to all other plans maintained by the Employer. For this purpose, the phrase "plans maintained by the Employer" means all qualified and nonqualified plans of deferred compensation maintained by the Employer or any Related Company, including a cash or deferred arrangement that is part of a cafeteria plan within the meaning of Code Section 125 and also includes a stock option, stock purchase, or similar plan maintained by the Employer or any Related Company.

13.9	Qualified Reservist Distributions
Notwithstanding any other provision of the Plan to the contrary, in accordance with procedures established by the Committee and subject to the provisions of this Section 13.9, a Participant who is a member of a reserve component (as defined in Section 101 of Title 37 of the United

Stated Code) who is ordered or called to active duty for a period in excess of 179 days, or for an indefinite period, may apply for a withdrawal in an amount from his Separate Account that is attributable to Tax-Deferred Contributions. Any distribution made pursuant to this Section 13.9 must be made during the period beginning on the date of date of his order to call to active duty and ending on the close of his active period. As provided under Code Section 72(t)(2)(G), such withdrawal is not subject to the 10% penalty on early distributions.

ARTICLE XIV
TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

14.1	Termination of Employment and Settlement Date
A Participant's Settlement Date shall occur on the date he terminates employment with an Employer and all Related Companies because of death, disability, retirement, or other termination of employment. Written notice of a Participant's Settlement Date shall be given by the Administrator to the Trustee.

ARTICLE XV
DISTRIBUTIONS

15.1	Distributions to Participants
A Participant whose Settlement Date occurs shall receive distribution of all or any portion of his vested interest in his Separate Account in the form provided under Article XVI beginning as soon as reasonably practicable following his Settlement Date or the date his application for distribution is filed with the Administrator, if later. In addition, a Participant who continues in employment with an Employer or a Related Company after his Normal Retirement Date may elect to receive distribution of all or any portion of his Separate Account in the form provided under Article XVI at any time following his Normal Retirement Date.

15.2	Distributions to Beneficiaries
In the event of the death of a Participant prior to the Participant’s required beginning date as determined under clause (b) of the first paragraph of Section 15.4, the complete distribution of his Separate Account shall be made to his Beneficiary within five (5) years after the Participant’s death, in a lump sum or in periodic, partial withdrawals as elected by the Beneficiary by written notice to the Committee; provided, however, that such five (5) year requirement shall not apply if the Beneficiary has been designated in writing by the Participant, and if the distribution method elected by the Beneficiary will result in the complete distribution (in accordance with Treasury Regulation) of the Participant’s Separate Account over a period not extending beyond the life expectancy of such Beneficiary. The distribution shall commence as soon as reasonably practicable following notice by the Beneficiary to the Committee requesting such distribution. If, following the death of the Participant, the Beneficiary has not, within a reasonable time as determined by the Committee, prior to the last day of the year following the year that includes the Participant’s date of death, elected a distribution commencing no later than the last day of the year following the year that includes the Participant’s date of death and a method of distribution that satisfies the distribution requirements described above, distribution shall be made in a lump sum on the last day of the year following the year that includes the Participant’s date of death. In the event of the death of a Participant after the Participant’s required beginning date as determined under clause (b) of the first paragraph of Section 15.4, the Separate Account of such Participant shall be distributed to the Participant’s Beneficiary as described above in this Section 15.2 and in accordance with Treasury Regulation, except that the distribution method shall provide for distribution at least as rapidly as under the method of distribution being made to the Participant as of the date of the Participant’s death. A Beneficiary shall be treated as a Participant for purposes of Section 10.3 and Section 10.4(b).

15.3	Cash Outs and Participant Consent
Notwithstanding any other provision of the Plan to the contrary, if a Participant's vested interest in his Separate Account does not exceed $5,000, distribution of such vested interest shall be made to the Participant in a single sum cash payment as soon as reasonably practicable following his Settlement Date. If a Participant's vested interest in his Separate Account exceeds $5,000, distribution shall not commence to such Participant prior to his Normal Retirement Date without the Participant's written consent.
In the event of a "mandatory distribution" greater than $1,000 in accordance with the foregoing provisions of this Section, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly, then the Committee will pay the distribution in a direct rollover to an individual retirement plan designated by the Committee. A "mandatory distribution" means any distribution made to a Participant without the Participant's consent that is made before the Participant attains the later of age 62 or his Normal Retirement Date. Distribution to a Participant's surviving spouse or to an alternate payee under a qualified domestic relations order or to a nonspouse beneficiary is not a "mandatory distribution" for purposes of this Section.

15.4	Required Commencement of Distribution
Notwithstanding any other provision of the Plan to the contrary, distribution of a Participant's vested interest in his Separate Account shall commence to the Participant no later than the earlier of:

(a)
Unless a Participant elects a later date (with the failure of the Participant to file an application for distribution being treated as an election to postpone distribution), 60 days after the close of the Plan Year in which (i) the Participant's Normal Retirement Date occurs, (ii) the 10th anniversary of the year in which he commenced participation in the Plan occurs, or (iii) his Settlement Date occurs, whichever is latest; or

(b)
the April 1 following the close of the calendar year in which he attains age 70 1/2, whether or not his Settlement Date has occurred, except that if a Participant is not a five‑percent owner (as defined in Section 416 of the Code) at any time during the five‑Plan‑Year period ending within the calendar year in which he attained age 70 1/2, distribution of such Participant's vested interest in his Separate Account shall, at the election of such Participant, commence no later than the April 1 following the close of the calendar year in which he attains age 70 ½ or retires, whichever is later (referred to herein as the Participant's "Required Beginning Date").

Distributions required to commence under this Section shall be made in the form provided under Article XVI and in accordance with Section 401(a)(9) of the Code and regulations issued thereunder, including the minimum distribution incidental benefit requirements.

15.5	Minimum Distribution Requirements

(a)	General Rules.

(1)	Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Plan.

(2)
Requirements of Treasury Regulation Incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury Regulation under Section 401(a)(9) of the Code.

(3)
TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

(b)	Time and Manner of Distribution.

(1)	Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

(2)
Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(A)
If the Participant 's surviving spouse is the Participant’s sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(B)
If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(C)
If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant 's death.

(D)
If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 15.5(b)(2), other than Section 15.5(b)(2)(A), will apply as if the surviving spouse were the Participant.

For purposes of this Section 15.5(b)(2) and Section 15.5(d), unless Section 15.5(b)(2)(D) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If Section 15.5(b)(2)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 15.5(b)(2)(A). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 15.5(b)(2)(A)), the date distributions are considered to begin is the date distributions actually commence.

(3)
Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Sections 15.5(c) and 15.5(d). If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements Section 401(a)(9) of the Code and the Treasury Regulation.

(c)	Required Minimum Distribution During a Participant's Lifetime.

(1)
Amount of Required Minimum Distribution for Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(A)
the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Treasury Regulation Section 1.401(a)(9)-9, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(B)
if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Treasury Regulation Section 1.401(a)(9)-9, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

(2)
Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 15.5(c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

(d)	Required Minimum Distribution After Participant's Death.

(1)	Death On or After Date Distributions Begin.

(A)
Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

(i)	The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent calendar year following death.

(ii)
If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year following death.

(iii)
If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent calendar year following death.

(B)
No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant 's account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent calendar year following death.

(2)    Death Before Date Distributions Begin.

(A)
Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in Section 15.5(d)(1).

(B)	No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September

30 of the year following the year of the Participant’s death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(C)
Death of Surviving Spouse Before Distributions to Surviving Spouse are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 15.5(b)(2)(A), this Section 15.5(d)(2) will apply as if the surviving spouse were the Participant.

(e)	Definitions.

(1)
Designated beneficiary. The individual who is designated as the Beneficiary under Section1.1 and is the designated beneficiary under Section 401(a)(9) of the Code and Treasury Regulation Section 1.401(a)(9)-4.

(2)
Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 15.5(b)(2). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

(3)	Life expectancy. Life expectancy as computed by use of the Single Life Table in Treasury Regulation Section 1.401(a)(9)-9.

(4)
Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(5)	Required Beginning Date. The date specified in Section 15.4(b).

15.6	Reemployment of a Participant
If a Participant whose Settlement Date has occurred is reemployed by an Employer or a Related Company, he shall continue to have a right to any distribution or further distributions from the Trust arising from his prior Settlement Date and any amounts credited to his Separate Account with respect to employment after his prior Settlement Date shall be accounted for separately.

15.7	Restrictions on Alienation
Except as provided in Section 401(a)(13) of the Code relating to qualified domestic relations orders and Treasury Regulation Section 1.401(a)‑13(b)(2) relating to Federal tax levies and judgments, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

15.8	Facility of Payment
If the Administrator finds that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Administrator, be paid to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual. The Trustee shall make such payment only upon receipt of written instructions to such effect from the Administrator. Any such payment shall be charged to the Separate Account from which any such payment would otherwise have been paid to the individual found incapable of attending to his financial affairs and shall be a complete discharge of any liability therefor under the Plan.

15.9	Unclaimed Accounts

(a)
Each Participant and/or each Beneficiary must file with the Committee from time to time in writing his address to which United States mail to him is to be sent and each change of such address. Any communication, statement or notice addressed to a Participant or Beneficiary at such last address filed with the Committee or if no address is filed with the Committee then at the last such address as shown on the Sponsor’s records will be binding on the Participant or Beneficiary for all purposes of the Plan. Neither the Plan nor any person acting on behalf of the Plan (including the Committee and the Trustee) shall be required to search for or locate a Participant or Beneficiary.

(b)
Any other provision of the Plan to the contrary notwithstanding: an “Unclaimed Account” (as herein below defined) of a Participant or Beneficiary shall be forfeited and shall be used to reduce future Employer Contributions as though the Participant or

Beneficiary were not vested in the Unclaimed Account. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Plan Year exceed the amount of Employer Contribution obligations for the Plan Year, the excess amount of such forfeitures shall be held unallocated in a suspense account and shall for all Plan purposes be applied against the Employer Contribution obligations for the following Plan Year. Upon the filing of an application for distribution with respect to a forfeited Unclaimed Account by the Participant or Beneficiary, the Participant’s or Beneficiary’s Unclaimed Account shall be immediately reinstated as though the Participant or Beneficiary were 100% vested in such Unclaimed Account but in an amount equal to the cash value of the Unclaimed Account on the date forfeited. To the extent forfeited amounts are not available to satisfy reinstatements, the Sponsor shall contribute the amount required to reinstate the Participant’s or Beneficiary’s Unclaimed Account. For purposes of this Section 15.9(b), beginning effective May 16, 2012, the term “Unclaimed Account” shall mean any Separate Account or Sub-Account thereof (including any check or other instrument issued in connection with the distribution from such Separate Account or Sub-Account) – (1) the distribution of which is under the terms of the Plan required currently to commence; or (2) the distribution of which has commenced – and with respect to which the person to whom such distribution is to be made has not made written claim therefor in such manner as shall be prescribed by the Committee within a reasonable period (which period shall be not less than 180 days) after the Committee has provided notice regarding distribution with respect to such Separate Account or Sub-Account to the Participant’s or Beneficiary’s address as determined under Section 15.9(a).

15.10	Distribution Pursuant to Qualified Domestic Relations Orders
Notwithstanding any other provision of the Plan to the contrary, if a qualified domestic relations order so provides, distribution may be made to an alternate payee pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, regardless of whether the Participant's Settlement Date has occurred or whether the Participant is otherwise entitled to receive a distribution under the Plan.

15.11	Default to Discontinue 2009 RMDs
Notwithstanding Section 15.4, a Participant or Beneficiary who would have been required to receive required minimum distributions for 2009 but for the enactment of Section 401(a)(9)(H) of the Code ("2009 RMDs"), and who would have satisfied that requirement by receiving distributions that are (1) equal to the 2009 RMDs or (2) one or more payments in a series of substantially equal distributions (that include the 2009 RMDs) made at least annually and expected to last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancy) of the Participant and the Participant's designated Beneficiary, or for a period of at least 10 years ("Extended 2009 RMDs"), will not receive those distributions for 2009 unless the Participant or Beneficiary chooses to receive such distributions. Participants and Beneficiaries described in the preceding sentence will be given the opportunity to elect to receive the distributions described in the preceding sentence. In addition, notwithstanding Section 16.2, and solely for purposes of applying the direct rollover provisions of the Plan, 2009 RMDs and Extended 2009 RMDs, will be treated as eligible rollover distributions.

ARTICLE XVI
FORM OF PAYMENT

16.1	Form of Payment
Except as otherwise provided under Section 15.3, distribution shall be made to a Participant, or his Beneficiary if the Participant has died, in one of the following forms at the election of the Participant or Beneficiary by notice to the Committee: (i) a single sum payment of the entire amount of the Participant’s Separate Account, or (ii) such amount of the Participant’s Separate Account as the Participant, or his Beneficiary if the Participant has died, may from time to time elect in such manner as shall be prescribed (from time to time) by the Committee. In particular, in accordance with procedures established by the Committee, any Participant may elect to receive the vested interest of his Separate Account in installment payments. Installment payments need not be equal or substantially equal until such time as the Participant reaches his Required Beginning Date. Installment payments that are intended to be equal or substantially equal can be made monthly, quarterly, semi-annually, or annually based on any period not extending beyond the joint life expectancy of the Participant and his Beneficiary as determined pursuant to Section 15.5.

16.2	Direct Rollover
Notwithstanding any other provision of the Plan to the contrary, in lieu of receiving distribution in the form of payment provided under this Article, a "qualified distributee" may elect in writing, in accordance with rules prescribed by the Administrator, to have any portion or all of a distribution that is an "eligible rollover distribution" paid directly by the Plan to the "eligible retirement plan" designated by the "qualified distributee". Any such payment by the Plan to another "eligible retirement plan" shall be a direct rollover. For purposes of this Section, the following terms have the following meanings:

(a)
An "eligible retirement plan" means any of the following: (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in Section 408(b) of the Code , (iii) an annuity plan described in Section 403(a) of the Code that accepts rollovers, (iv) a qualified trust described in Section 401(a) of the Code that accepts rollovers, (v) an annuity contract described in Section 403(b) of the Code that accepts rollovers, (vi) an eligible plan under Section 457(b) of the Code that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that agrees to separately account for amounts transferred into such plan from the Plan, or (vii) effective for distributions made on or after January 1, 2008, a Roth IRA, as described in Section 408A of the Code, provided, that for distributions made prior to January 1, 2010, such rollover shall be subject to the limitations contained in Section 408A(c)(3)(B) of the Code. Notwithstanding the foregoing, the portion of a Participant's "eligible rollover distribution" that consists of his After-Tax Contributions may only be transferred to an individual retirement account or annuity described in Section 408(a) or (b) of the Code or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for such contributions, including separate accounting for the portion of such "eligible rollover distribution" that is includible in income and the portion that is not includible in income. Notwithstanding the foregoing, effective for distributions made in Plan Years beginning after December 31, 2009, an "eligible retirement plan" with respect to a "qualified distributee" who is a nonspouse beneficiary means either an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code (an "IRA"). Such IRA must be treated as an IRA inherited from the deceased Participant by the "qualified distributee" and must be established in a manner that identifies it as such.

(b)
An "eligible rollover distribution" means any distribution of all or any portion of the balance of a Participant's Separate Account; provided, however, that an eligible rollover distribution does not include the following:

(1)	any distribution to the extent such distribution is required under Section 401(a)(9) of the Code,

(2)
any distribution that is one of a series of substantially equal periodic payment made not less frequently than annually for the life or life expectancy of the "qualified distributee" or the joint lives or life expectancies of the "qualified distributee" and the "qualified distributee's" designated beneficiary, or for a specified period of ten years or more, or

(3)    any distribution made on account of hardship.

(c)
A "qualified distributee" means a Participant, his surviving spouse, his spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, or, for periods on and after January 1, 2010, a deceased Participant's nonspouse beneficiary who is his designated beneficiary within the meaning of Section 401(a)(9)(E) of the Code.

16.3	Notice Regarding Form of Payment
Within the 150 day period ending 30 days before the date as of which distribution of a Participant's Separate Account commences, the Committee shall provide the Participant with a written explanation of his right to defer distribution until his Normal Retirement Date, or such later date as may be provided in the Plan, his right to make a direct rollover, and the forms of payment provided under the Plan. Distribution of the Participant's Separate Account may commence less than 30 days after such notice is provided to the Participant if (i) the Committee clearly informs the Participant of his right to consider his election of whether or not to make a direct rollover or to receive a distribution prior to his Normal Retirement Date for a period of at least 30 days following his receipt of the notice and (ii) the Participant, after receiving the notice, affirmatively elects an early distribution.

16.4	Distribution in the Form of Employer Stock
In the case of the Employer Stock Fund, notwithstanding any provision of the Plan other than Section 13.4 and Section 13.5 to the contrary, a Participant may elect to receive distribution of the portion of his Separate Account which is invested in the Employer Stock Fund in the form of cash or all or a portion in the form of whole shares of Employer Stock (with any fraction of a share paid in cash).

ARTICLE XVII
BENEFICIARIES

17.1	Designation of Beneficiary
A married Participant's Beneficiary shall be his spouse, unless the Participant designates a person or persons other than his spouse as Beneficiary with his spouse's written consent. A Participant may designate a Beneficiary on the form prescribed by the Administrator. If no Beneficiary has been designated pursuant to the provisions of this Section, or if no Beneficiary survives the Participant and he has no surviving spouse, then the Beneficiary under the Plan shall be the Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if no other Beneficiary has been designated to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution. Any Participant's designation of Beneficiary must be made under the provisions of this Section 17.1 (or, in the case of a person who transfers to employment covered by the Plan from a position covered by the Eaton Savings Plan, under the provisions of that plan); a designation made under an acquired plan from which assets were transferred or merged into the Plan shall be void and of no effect under the Plan.

17.2	Spousal Consent Requirements
Any written spousal consent given pursuant to this Article must acknowledge the effect of the action taken, must specify any non‑spouse Beneficiary designated by the Participant and that such Beneficiary may not be changed without written spousal consent, and must be witnessed by a Plan representative or a notary public. A Participant's spouse will be deemed to have given written consent to the Participant's designation of Beneficiary if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. Any written consent given or deemed to have been given by a Participant's spouse hereunder shall be valid only with respect to the spouse who signs the consent.

ARTICLE XVIII
ADMINISTRATION

18.1	Committee
The Plan shall be administered by the Committee which shall be appointed and may be removed by the Board. Members of the Committee may be Participants in the Plan, and may resign at any time upon notice in writing to the Sponsor. The Committee shall act by a majority of its members. The Committee shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code.

18.2	Fiduciary Responsibility

(a)
The Committee shall be the "Named Fiduciary," as that term is defined in Section 402(a)(2) of ERISA, for the general administration of the Plan. The Committee shall have no responsibility for or control over the investment of the Plan assets held in the funds established hereunder.

(b)
The Investment Committee shall be appointed and may be removed by the Board, and shall be the "Named Fiduciary," as that term is defined in Section 402(a)(2) of ERISA, with respect to the control or management of the assets of the Plan, and with respect to the selection, retention or replacement of the Trustee, and any Investment Manager. The Investment Committee shall have the exclusive authority and responsibility:

(i)	to appoint and remove Investment Managers with respect to the Plan, and the Trustee or any successor Trustee under the Trust Agreement; and

(ii)
to direct the segregation of all or a portion of the assets of any Investment Fund into an Investment Manager account or accounts at any time and from time to time, and to add to or withdraw assets from such Investment Manager account or accounts as it deems desirable or appropriate.

(c)
The Committee, the Investment Committee and any other persons who jointly or severally have authority to control and manage the operation and administration of the Plan may allocate to and among any one or more of them their respective fiduciary responsibilities, other than the power to appoint an Investment Manager, to manage or control Trust assets under the Plan, and may designate others to carry out fiduciary responsibilities, other than such "trustee responsibilities," under the Plan. Such allocation and designation, respectively, shall be effected by written instruments, copies of which shall be delivered to the Sponsor, such committee of the Board, such committee of officers, or such officers of the Sponsor as shall be designated by the Board. Such persons, and fiduciaries designated by such persons as above provided, may employ others to render advice to them relative to their respective responsibilities under the Plan.

18.3	Committee Power and Rules
The Committee is authorized to make such uniform rules as may be necessary to carry out the provisions of the Plan and shall determine any questions arising in the administration, interpretation, and application of the Plan, which determinations shall be conclusive and binding on all parties, subject to the right of a party to pursue a claim under ERISA. The Committee shall have absolute discretion in carrying out its responsibilities. The Committee is also authorized to adopt such uniform rules as it may consider necessary or desirable for the conduct of its affairs and the transaction of its business, including, but not limited to, the power on the part of the Committee to act without formally convening and to provide that action of the Committee may be expressed by written instrument signed by a majority of its members. It shall elect a Secretary, who need not be a member of the Committee, who shall record the minutes of its proceedings and shall perform such other duties as may from time to time be assigned to him. The Committee may retain legal counsel (who may be counsel to the Sponsor) when and if the Committee finds it necessary or convenient to do so, and may also employ such other assistants, clerical or otherwise, as it may deem needed, and expend such monies as may be required for the proper performance of its work. Such costs and expenses shall be borne by the Employers, as determined by the Sponsor.

18.4	Reliance
To the extent permitted by law, the Committee, the Investment Committee, the Trustee, the boards of directors of the Employers and their respective officers and employees shall not be liable for the directions, actions, or omissions of any agent, legal or other counsel, accountant, actuary, or any other expert who has agreed to the performance of administrative duties in connection with the Plan or Trust. The Committee, the Investment Committee, the Trustee, the board of directors of the Employers, and the Employers and their respective officers and employees shall be entitled to rely upon all information and advice which may be given by such experts and shall be fully protected in respect to any action taken or suffered by them in good faith reliance upon any such information or advice. All actions so taken or suffered shall be conclusive upon each of them and upon all Participants, and other persons having or claiming to have any interest in or under the Plan.

18.5	Indemnification
Each member of the Committee and the Investment Committee and any other employee of the Sponsor or an Employer shall be fully indemnified by his employer against all liabilities, costs and expenses (including defense costs but excluding any amount representing a settlement unless such settlement be approved by his employer) imposed upon him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a member of the Committee, the Investment Committee or other employee arising out of any act, or failure to act, in good faith with respect to the Plan to the full extent of the law. The foregoing rights of indemnification shall not be exclusive of other rights to which any member of the Committee, the Investment Committee, or employee may be entitled as a matter of law, contract, or otherwise.

18.6	Claims Review Procedure
Except to the extent that the provisions of any collective bargaining agreement provide another method of resolving claims for benefits under the Plan, the provisions of this Section shall control with respect to the resolution of such claims. Whenever a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant") is denied, whether in whole or in part, the Sponsor shall transmit a written notice of such decision to the Claimant within 90 days of the date the claim was filed or, if special circumstances require an extension, within 180 days of such date, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of (i) the specific reasons for the denial of the claim, (ii) specific reference to pertinent Plan provisions on which the denial is based, and (iii) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such information is necessary. The notice shall also include a statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth. Within such 60‑day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the Committee a written request therefor, which request shall contain the following information:

(a)
the date on which the Claimant's request was filed with the Committee; provided, however, that the date on which the Claimant's request for review was in fact filed with the Committee shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;

(b)	the specific portions of the denial of his claim which the Claimant requests the Committee to review;

(c)	a statement by the Claimant setting forth the basis upon which he believes the Committee should reverse the previous denial of his claim for benefits and accept his claim as made; and

(d)	any written material (offered as exhibits) which the Claimant desires the Committee to examine in its consideration of his position as stated pursuant to paragraph (c) of this Section.
Within 60 days of the date determined pursuant to paragraph (a) of this Section or, if special circumstances require an extension, within 120 days of such date, the Committee shall conduct a full and fair review of the decision denying the Claimant's claim for benefits and shall render its written decision on review to the Claimant. The Committee's decision on review shall be written in a manner calculated to be understood by the Claimant, shall specify the reasons and Plan provisions upon which the Committee's decision was based and shall include a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant to the Claimant’s claim for benefits.

18.7	Qualified Domestic Relations Orders
The Committee shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code and regulations issued thereunder.

ARTICLE XIX
AMENDMENT AND TERMINATION

19.1	Amendment
Subject to the provisions of Section 19.2, the Sponsor may at any time and from time to time, by action of the Committee, amend the Plan, either prospectively or retroactively. Any such amendment shall be by written instrument executed by the Sponsor.

19.2	Limitation on Amendment
The Sponsor shall make no amendment to the Plan which shall decrease the accrued benefit of any Participant or Beneficiary, except that nothing contained herein shall restrict the right to amend the provisions of the Plan relating to the administration of the Plan and Trust. Moreover, no such amendment shall be made hereunder which shall permit any part of the Trust to revert to an Employer or any Related Company or be used or be diverted to purposes other than the exclusive benefit of Participants and Beneficiaries.

19.3	Termination
The Sponsor reserves the right, by action of the Committee, to terminate the Plan as to all Employers at any time (the effective date of such termination being hereinafter referred to as the "termination date"). Upon any such termination of the Plan, the following actions shall be taken for the benefit of Participants and Beneficiaries:

(a)
As of the termination date, each Investment Fund shall be valued and all Separate Accounts and Sub‑Accounts shall be adjusted in the manner provided in Article XI, with any unallocated contributions or forfeitures being allocated as of the termination date in the manner otherwise provided in the Plan. In determining the net worth of the Trust, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

(b)
All Separate Accounts shall then be disposed of to or for the benefit of each Participant or Beneficiary in accordance with the provisions of Article XV as if the termination date were his Settlement Date; provided, however, that notwithstanding the provisions of Article XV, if the Plan does not offer an annuity option and if neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), the Participant's written consent to the commencement of distribution shall not be required regardless of the value of the vested portions of his Separate Account.

(c)	Notwithstanding the provisions of paragraph (b) of this Section, no distribution shall be made to a Participant of any portion of the balance of his Tax‑Deferred Contributions

Sub‑Account on account of Plan termination (other than a distribution made in accordance with Article XIII or required in accordance with Section 401(a)(9) of the Code) unless (i) neither his Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7), a tax credit employee stock ownership plan as defined in Code Section 409, a simplified employee pension as defined in Code Section 408(k), a SIMPLE IRA plan as defined in Code Section 408(p), a plan or contract that meets the requirements of Code Section 403(b), or a plan that is described in Code Section 457(b) or (f)) either at the time the Plan is terminated or at any time during the period ending 12 months after distribution of all assets from the Plan; provided, however, that this provision shall not apply if fewer than two percent of the Eligible Employees under the Plan were eligible to participate at any time in such other defined contribution plan during the 24 month period beginning 12 months before the Plan termination, and (ii) the distribution the Participant receives is a "lump sum distribution" as defined in Code Section 402(e)(4), without regard to clauses (I), (II), (III), and (IV) of sub‑paragraph (D)(i) thereof.
Notwithstanding anything to the contrary contained in the Plan, upon any such Plan termination, the vested interest of each Participant and Beneficiary in his Employer Contributions Sub‑Account shall be 100 percent; and, if there is a partial termination of the Plan, the vested interest of each Participant and Beneficiary who is affected by the partial termination in his Employer Contributions Sub‑Account shall be 100 percent. For purposes of the preceding sentence only, the Plan shall be deemed to terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers.

19.4	Reorganization
The merger, consolidation, or liquidation of any Employer with or into any other Employer or a Related Company shall not constitute a termination of the Plan as to such Employer. If an Employer disposes of substantially all of the assets used by the Employer in a trade or business or disposes of a subsidiary and in connection therewith one or more Participants terminates employment but continues in employment with the purchaser of the assets or with such subsidiary, no distribution from the Plan shall be made to any such Participant prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Section 401(a)(9) of the Code), except that a distribution shall be permitted to be made in such a case, subject to the Participant's consent (to the extent required by law), if (i) the distribution would constitute a "lump sum distribution" as defined in section 402(e)(4) of the Code, without regard to clauses (i), (ii), (iii), or (iv) of sub‑paragraph (A), sub‑paragraph  (B), or sub‑paragraph (H) thereof, (ii) the Employer continues to maintain the Plan after the disposition, (iii) the purchaser does not maintain the Plan after the disposition, and (iv) the distribution is made by the end of the second calendar year after the calendar year in which the disposition occurred.

19.5	Withdrawal of an Employer
An Employer other than the Sponsor may withdraw from the Plan at any time upon notice in writing to the Administrator (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or, subject to Section 19.4 and unless the Sponsor otherwise directs, it ceases to be a Related Company of the Sponsor or any other Employer. The withdrawal of an Employer shall be treated as a termination of the Plan with respect to Participants who at the time are employed by such Employer. In the event of any such withdrawal of an Employer, the action specified in Section 19.3 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing Employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other Employer or a Related Company. The interest of any Participant employed by the withdrawing Employer who is transferred to or continues in employment with any other Employer or a Related Company, and the interest of any Participant employed solely by an Employer or a Related Company other than the withdrawing Employer, shall remain unaffected by such withdrawal; no adjustment to his Separate Accounts shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.

ARTICLE XX
ADOPTION BY RELATED COMPANIES

20.1	Adoption by Related Companies
A Related Company that is not an Employer may, with the consent of the Committee, adopt the Plan with respect to the entire Related Company or any collective bargaining unit, plant, division, or other business operation of the Related Company and become an Employer hereunder. Any such extension of overage shall be reflected on Schedule I and may, with the consent of the Sponsor, be accompanied by overriding provisions as described in Section 20.3. For purposes of computing Hours of Service, Eligibility Service, and Vesting Service of an Employee who is in the employ of the adopting Employer on the effective date of the adoption, employment with the Employer before the effective date of the adoption shall be treated as employment with an Employer.

20.2	Extension of Coverage
An Employer may, with the consent of the Committee, extend Plan coverage to any collective bargaining unit, plant, division, or other business operation that is not already covered under the Plan. Any such extension of coverage shall be reflected on Schedule I and may, with the consent of the Sponsor, be accompanied by overriding provisions as described in Section 20.3. For purposes of computing Hours of Service, Eligibility Service, and Vesting Service of an Employee who is in the employ of the adopting Employer on the effective date of the extension, employment with the Employer before the effective date of the extension shall be treated as employment with an Employer.

20.3	Effective Plan Provisions
An Employer who adopts the Plan shall be bound by the provisions of the Plan in effect at the time of the adoption and as subsequently in effect because of any amendment to the Plan; provided, however, that the Sponsor may add an addendum to the Plan setting forth special overriding provisions applicable to the adoption of the Plan by such Employer, or to the extension of coverage under the Plan to a collective bargaining unit, plant, division, or other business operation of such Employer, for separate eligibility, contribution, life insurance, loan, in-service withdrawal, distribution, and form of payment requirements with respect to Employees of such Employer or to Employees in the collective bargaining unit, plant, division, or other business operation of such Employer to which coverage under the Plan has been extended. Similarly, the Sponsor may add an addendum to the Plan setting forth the special overriding provisions applicable to a collective bargaining unit, plant, division, or other business operation of the Sponsor. Any such addendum shall for all purposes constitute a part of the Plan.

ARTICLE XXI
MISCELLANEOUS PROVISIONS

21.1	No Commitment as to Employment
Nothing contained herein shall be construed as a commitment or agreement upon the part of any person to continue his employment with an Employer or Related Company, or as a commitment on the part of any Employer or Related Company to continue the employment, compensation, or benefits of any person for any period.

21.2	Benefits
Nothing in the Plan nor the Trust Agreement shall be construed to confer any right or claim upon any person, firm, or corporation other than the Employers, the Trustee, Participants, and Beneficiaries.

21.3	No Guarantees
The Employers, the Administrator, the Committee, the Investment Committee, and the Trustee do not guarantee the Trust from loss or depreciation, nor do they guarantee the payment of any amount which may become due to any person hereunder.

21.4	Expenses
The expenses of administration of the Plan, including the expenses of the Administrator and fees of the Trustee, shall be paid from the Trust as a general charge thereon, unless the Sponsor elects to make payment. Notwithstanding the foregoing, the Sponsor may direct that administrative expenses that are allocable to the Separate Account of a specific Participant shall be paid from that Separate Account and the costs incident to the management of the assets of an Investment Fund or to the purchase or sale of securities held in an Investment Fund shall be paid by the Trustee from such Investment Fund.

21.5	Precedent
Except as otherwise specifically provided, no action taken in accordance with the Plan shall be construed or relied upon as a precedent for similar action under similar circumstances.

21.6	Duty to Furnish Information
The Employers, the Administrator, the Committee, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties hereunder or otherwise imposed by law.

21.7	Withholding
The Trustee shall withhold any tax which by any present or future law is required to be withheld, and which the Administrator notifies the Trustee in writing is to be so withheld, from any payment to any Participant or Beneficiary hereunder.

21.8	Merger, Consolidation, or Transfer of Plan Assets
The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

21.9	Correction of Plan Failures
The Sponsor may correct any error as it deems appropriate, including, without limitation, as provided by IRS Employee Plans Compliance Resolution System, as amended from time to time.

21.10	Condition on Employer Contributions
Notwithstanding anything to the contrary contained in the Plan or the Trust Agreement, any contribution of an Employer hereunder is conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, the exempt status of the Trust under Section 501(a) of the Code, and the deductibility of the contribution under Section 404 of the Code. Except as otherwise provided in this Section and Section 21.11, however, in no event shall any portion of the property of the Trust ever revert to or otherwise inure to the benefit of an Employer or any Related Company.

21.11	Return of Contributions to an Employer
Notwithstanding any other provision of the Plan or the Trust Agreement to the contrary, in the event any contribution of an Employer made hereunder:

(a)	is made under a mistake of fact, or

(b)	is disallowed as a deduction under Section 404 of the Code,
such contribution may be returned to the Employer within one year after the payment of the contribution or the disallowance of the deduction to the extent disallowed, whichever is applicable. In the event the Plan does not initially qualify under Section 401(a) of the Code, any contribution of an Employer made hereunder may be returned to the Employer within one year of the date of denial of the initial qualification of the Plan, but only if an application for determination was made within the period of time prescribed under Section 403(c)(2)(B) of ERISA.

21.12	Validity of Plan and Forum Selection
The validity of the Plan shall be determined and the Plan shall be construed and interpreted in accordance with the laws of the State of Ohio, except as preempted by applicable Federal law. Any proceeding arising out of or relating to the Plan shall be adjudicated in the federal counts for the Northern District of Ohio or in the courts of the State of Ohio located in the district embraced by the federal courts for the Northern District of Ohio. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

21.13	Trust Agreement
The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

21.14	Parties Bound
The Plan shall be binding upon the Employers, all Participants and Beneficiaries hereunder, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.

21.15	Application of Certain Plan Provisions
A Participant's Beneficiary, if the Participant has died, or alternate payee under a qualified domestic relations order shall be treated as a Participant for purposes of directing investments as provided in Article X. For purposes of the general administrative provisions and limitations of the Plan, a Participant's Beneficiary or alternate payee under a qualified domestic relations order shall be treated as any other person entitled to receive benefits under the Plan. Upon any termination of the Plan, any such Beneficiary or alternate payee under a qualified domestic relations order who has an interest under the Plan at the time of such termination, which does not cease by reason thereof, shall be deemed to be a Participant for all purposes of the Plan.

21.16	Leased Employees
Any leased employee, other than an excludable leased employee, shall be treated as an employee of the Employer for which he performs services for all purposes of the Plan with respect to the provisions of Sections 401(a)(3), (4), (7), and (16), and 408(k), 408(p), 410, 411, 415, and 416 of the Code; provided, however, that no leased employee shall accrue a benefit hereunder based on service as a leased employee except as otherwise specifically provided in the Plan. A "leased employee" means any person who performs services for an Employer or a Related Company (the "recipient") (other than an employee of the recipient) pursuant to an agreement between the recipient and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, provided that such services are performed under primary direction or control by the recipient. An "excludable leased employee" means any leased employee of the recipient who is covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation (as defined in Section 7.10),

(ii) full and immediate vesting, and (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient.

21.17	Transferred Funds
If funds from another qualified plan are transferred or merged into the Plan, such funds shall be held and administered in accordance with any restrictions applicable to them under such other plan to the extent required by law and shall be accounted for separately to the extent necessary to accomplish the foregoing.

21.18	Certain Provisions Not Applicable to Bargaining Units
Notwithstanding any provision of the Plan to the contrary, as permitted by Treasury Regulation, provisions of the Plan relating to determination and distribution of "excess contributions," including Sections 7.6, 7.7, and 7.8, shall not be applicable with respect to any Employee who is covered by a collective bargaining agreement and a member of a Covered Group.

21.19	Uniformed Services
Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.
If a Participant who is absent from employment as an Employee because of military service dies after December 31, 2006, while performing qualified military service (as defined in Section 414(u) of the Code), the Participant shall be treated as having returned to employment as an Employee on the day immediately preceding his death for purposes of determining the Participant's vested interest in his Separate Account and his Beneficiary's eligibility for a death benefit under the Plan. Notwithstanding the foregoing, except as otherwise specifically provided elsewhere in the Plan, such a Participant shall not be entitled to additional contributions with respect to his period of military leave.

21.20	Transfer from Other Qualified Plans
With the Sponsor’s consent (by action of the Committee) a company may cause to be transferred to the Trustee all or any of the assets held in respect of any other plan or trust which satisfies the applicable requirements of the Code relating to qualified plans and trusts which is maintained by a company for the benefit of its common-law employees. Any assets transferred to the Plan shall be accompanied by written instructions from the company, or the trustee or custodian holding such assets, setting forth the employees for whose benefit such assets have been transferred and showing separately the respective contributions by the company and by the employees and the current values of the assets attributable thereto. Upon receipt of such assets and instructions the Trustee shall thereafter proceed in accordance with the provisions of the Plan.
In the event that a transfer of assets consisting of Employer Stock acquired with the proceeds of an exempt loan to an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code is made from another plan to the Plan, any rights and protections that are nonterminable within the meaning of Treasury Regulation Section 54.4975-11(a)(3)(ii)  shall continue to apply for the benefit of Participants whose interests in such Employer Stock have been transferred to the Plan, no such Employer Stock shall be subject to a put, call or other option, or a buy-sell or similar arrangement except as otherwise required by the Code and applicable Treasury Regulation and, for the purpose of effectuating the foregoing, terms in substance as set forth in Section 15.9 (Rights to Put Eaton Shares), 15.10 (Restrictions on Transfer of Eaton Shares), and 15.11 (Appraisal Requirement if Employer Securities Not Readily Tradable) of the Eaton Savings Plan shall be applicable for the benefit of such Participants with respect to such transferred Employer Stock.

21.21	Transfer to Other Qualified Plans
Subject to Sections 21.8 and 21.17, with the Sponsor’s consent (by action of the Committee) an Employer by written direction to the Trustee may transfer some or all of the assets held under the Plan to another plan or trust meeting the requirements of the Code relating to qualified plans and trusts. Upon receipt of such written direction the Trustee shall cause to be transferred the assets so directed.

21.22	Issuance of Employer Stock
Notwithstanding any other provision of this Plan, (a) Eaton Corporation plc shall not be obliged to issue any shares unless at least the par value or nominal value of such newly issued share has been fully paid in advance in accordance with applicable law and (b) Eaton Corporation plc shall not be obliged to issue or deliver any shares until all legal and regulatory requirements associated with such issue or delivery have been complied with to the satisfaction of the Committee.

ARTICLE XXII
MERGER OF COOPER INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR BARGAINING UNIT EMPLOYEES

22.1	Merger of Cooper Individual Account Retirement Plan for Bargaining Unit Employees
The Cooper Individual Account Retirement Plan for Bargaining Unit Employees (the "IAR Plan") is being merged into the Plan effective as of the close of business on December 31, 2013 (the "Merger Date"), and a transfer of the assets held under the IAR Plan is being made to the Plan as of the Merger Date. The transferred assets reflect the accounts of individuals under the IAR Plan (each a "Transferee"), which assets shall be held, administered, and accounted for in accordance with the provisions of this Article XXII.

22.2	Separate Accounts
As of the Merger Date, Separate Accounts are being established in accordance with the provisions of the Plan in the name of each Transferee, and each Transferee shall thereby become a Participant. Notwithstanding the provisions of Article IV, contribution elections in effect under the IAR Plan as of the Merger Date shall be applicable under the Plan until changed in accordance with the terms of the Plan. In addition to any credits or debits to the Separate Accounts of persons described in the immediately preceding sentence in accordance with the Plan's general provisions, as of the date the assets of the IAR Plan are received by the Trustee and deposited in the Trust there shall be credited to each such Separate Account, as applicable, the value of such Transferee's prior Account or sub account of the corresponding type under the IAR Plan.

22.3	Continuing Provisions
Effective as of the Merger Date a new Appendix A titled "IAR Continuing Provisions" is hereby added to the Plan setting forth certain provisions applicable to a person who is employed on an hourly rate basis by the Employer at a facility listed on Schedule B of Appendix A and who is a member of the Union listed on the applicable addendum or who is not a member of said Union but whose benefits eligibility and terms are determined under a collective bargaining agreement to which said Union is a party. Each Covered Active Facility listed on Schedule B shall constitute a Covered Group for purposes of the Plan, and the provisions of the Plan shall apply with respect to the portion of the Plan described in Appendix A and Eligible Employees thereunder except as otherwise expressly provided.

ARTICLE XXIII
MERGER OF SHAPER LIGHTING EMPLOYEE PROFIT SHARING AND 401(K) PLAN & TRUST

23.1	Merger of Shaper Lighting Employee Profit Sharing and 401(k) Plan & Trust
The Shaper Lighting Employee Profit Sharing and 401(k) Plan & Trust (the " Shaper Plan") is being merged into the Plan effective as of the close of business on December 31, 2013 (the "Merger Date"), and a transfer of the assets held under the Shaper Plan is being made to the Plan as of the Merger Date. The transferred assets reflect the accounts of individuals under the Shaper Plan (each a "Transferee"), which assets shall be held, administered, and accounted for in accordance with the provisions of this Article XXIII.

23.2	Separate Accounts
As of the Merger Date, Separate Accounts are being established in accordance with the provisions of the Plan in the name of each Transferee, and each Transferee shall thereby become a Participant. Notwithstanding the provisions of Article IV, contribution elections in effect under the Shaper Plan as of the Merger Date shall be applicable under the Plan until changed in accordance with the terms of the Plan. In addition to any credits or debits to the Separate Accounts of persons described in the immediately preceding sentence in accordance with the Plan's general provisions, as of the date the assets of the Shaper Plan are received by the Trustee and deposited in the Trust there shall be credited to each such Separate Account, as applicable, the value of such Transferee's prior Account or sub account of the corresponding type under the Shaper Plan.

23.3	Continuing Provisions
Effective as of the Merger Date a new Covered Group Addendum Re: Separate Plan Provisions Relating to: Local 2131 of the International Brotherhood of Electrical Workers ("IBEW") is made a part of the Plan and shall govern with respect to the Separate Accounts of Transferees.

ARTICLE XXV
EFFECTIVE DATE

24.1	General
Except as otherwise expressly provided in the Plan, this amendment and restatement of the Plan is effective beginning January 1, 2014. Unless and to the extent otherwise expressly provided in this amendment and restatement of the Plan, no provision of this amendment and restatement of the Plan shall be construed to expand the definition of eligible employees, change accrued benefits, or otherwise change any substantive provision of the Plan as in effect prior to January 1, 2014, with respect to periods prior to January 1, 2014. The provisions of this restatement supersede those of any prior restatements to the extent inconsistent herewith.

24.2	Legal Compliance Effective Date Provisions
Unless otherwise specifically provided by the terms of the Plan, this amendment and restatement is effective with respect to each change made to satisfy the provisions of (i) Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") (with technical corrections made by the Job Creation and Worker Assistance Act of 2002), (ii) American Jobs Creation Act of 2004, (iii) Katrina Emergency Tax Relief Act of 2005, (iv) Gulf Opportunity Zone Act of 2005, (v) Pension Protection Act of 2006 ("PPA"), (vi) U.S. Troop Readiness, Veterans' Care, Katrina Recovery, and Iraq Accountability Appropriations Act, 2007, (vii) Heroes Earnings Assistance and Relief Act of 2008 ("Heart Act"), (viii) Emergency Stabilization Act of 2008, (ix) Worker, Retiree, and Employer Recovery Act of 2008 ("WRERA"), (x) any other change in the Code or ERISA, or (xi)  regulations, rulings, or other published guidance issued under the Code, ERISA, or legislative enactments listed above (a "Compliance Amendment"), the first day of the first period (which may or may not be the first day of a Plan Year) with respect to which such change became required because of such provision, and shall also be effective with respect to any plan merged into the Plan as of the first date such change became required by reason of such provision (including for periods prior to the merger date to the extent so required), and accordingly is also an amendment of any plan merged into the Plan for this purpose (but, unless otherwise specifically indicated, with respect only to employees who retire, die, or otherwise terminate their employment on or after said date). This provision shall be effective to amend any plan merged into the Plan only with respect to Compliance Amendments, and shall not be construed to expand the definition of "eligible employee," change benefit rates, or otherwise change any substantive provision of any plan merged into the Plan that is not directly affected by a Compliance Amendment prior to the merger date. This amendment and restatement is intended as good faith compliance with the requirements of legislative enactments described above and is to be construed in accordance with guidance issued thereunder.

* * *
EXECUTED AT Cleveland, Ohio, this _________ day of ________________, 2013.

EATON CORPORATION
By: Title:

11512535.7

SCHEDULE I
SCHEDULE OF COVERED GROUPS

Date Plan            Plan Effective Date
Description of Covered Group        Coverage Effective        Prior to Plan Merger

Employees covered by a collective
bargaining agreement with:

•	UAW Local 164, Auburn, IN October 1, 1997 N/A

•	IAM and Aerospace Workers,
Local 77, Eden Prairie, MN        July 1, 1998            January 1, 1990

•	Beaver Salaried Employees
Association (BSEA), Beaver, PA        September 1, 1998        February 1, 1994

•	IBEW, AFL-CIO, Local 201, September 1, 1998 February 1, 1994
Beaver, PA

•	IBEW, AFL-CIO, Local 1833,
Horseheads, NY                September 1, 1998        February 1, 1994

•	IAMAW Local 1165, Lincoln, IL May 1, 1999 January 1, 1994

•	IAM Local 70, Hutchinson, KS July 1, 2000 July 3, 1988

•	UPIU Local 7967, Cleveland, OH July 1, 2000 January 1, 1995

•	UAW Local 475, Jackson, MI January 1, 2001 N/A

•	IUE Local 792, Jackson, MS January 1, 2002 N/A

•	UAW Local 1404, Columbia City, IN July 1, 2003 N/A

•	Centurion/John Crane/EKK Eagle American Shop Union, Warwick, RI January 1, 2006 N/A

•	UAW Local 2262, Euclid OH July 1, 2007 November 1, 2002

•	IBEW Local 2131, Richmond, California January 1, 2014 May 5, 1966

COVERED GROUPS THAT HAVE CLOSED/CLOSED LOCATIONS

Description of Covered Group Employees covered by a collective bargaining agreement with:	Date Plan Coverage Effective	Plan Effective Date Prior to Plan Merger	Coverage End Date
• IAM Local 78, Milwaukee, WI	July 1, 1996	N/A	__________, 1980
• IAM Local 1061, Milwaukee, WI	July 1, 1996	N/A	March 15, 2003
• USWA Local 7509, Shelbyville, TN	September 1, 1996	N/A	__________, 2003
• UAW Local 220, Marshall, MI	January 1, 1997	N/A	July 30, 2006
• Metal Processors Union IUAP & NW AFL-CIO, Local 16, Rochelle, IL	January 1, 1997	N/A	__________, 2006
• UPIU Local 7334, Massillon, OH	March 1, 1999	[N/A]	[DATE]
• UAW Local 1609, Winimac, IN	December 1, 1999	January 1, 1995	__________, 1998
• IAMAW Local 725, Los Angeles, CA	January 1, 2000	N/A	[DATE]
• UAW Local 1966, Jackson, MI	January 1, 2002	N/A	November 8, 2007
• IAMAW Local 2528, Hohenwald, TN	May 1, 2003	N/A	July 29, 2005
• PACE – Local 7433, Saginaw, MI	June 1, 2003	January 1, 1990	December 17, 2007
• United Employees Union, Elizabeth, NJ	September 3, 2005	N/A	__________, 2006
• IAM Local 97, Portage, MI	September 1, 2006	N/A	October 21, 2008

COVERED GROUP ADDENDUM
Re:    Separate Plan Provisions Relating to:
Beaver Salaried Employees Association (BSEA), Beaver PA
IBEW, AFL-CIO, Local 201, Beaver, PA
IBEW, AFL-CIO, Local 1833, Horseheads, NY
Effective September 1, 1998, the Eaton Corporation Savings Plan for Certain Cutler-Hammer Represented Employees (the "C-H Plan") was merged into the Plan and the assets of the C-H Plan were transferred to the Trust, in accordance with the requirements of Section 414(l) of the Code, thereafter to be held under the provisions of the Plan. In connection with the merger described herein, and pursuant to negotiations with representatives of each Covered Group previously covered by the C-H Plan, notwithstanding any other provision of the Plan to the contrary the provisions hereinafter set forth shall apply with respect to the above-referenced Employees.

1.	Article VI is replaced by Article VIA, as follows:
ARTICLE VIA
EMPLOYER CONTRIBUTIONS

6A.1	Applicability
The provisions of this Article are applicable, effective July 1, 2010, with respect only to Eligible Employees who are covered by a collective bargaining agreement between the Sponsor and Beaver Salaried Employee Association (BSEA), Beaver, PA, IBEW, AFL-CIO, Local 201, Beaver, PA, or IBEW, AFL-CIO, Local 1833, Horseheads, NY; prior to July 1, 2010, the provisions of the 2002 Restatement, as amended, shall be applicable.

6A.2	Matching Contributions
The Sponsor shall make a matching contribution to the Plan for each Eligible Employee for each month in an amount equal to 50 percent of the aggregate Tax-Deferred Contributions and After-Tax Contributions made by or on behalf of the Employee during the month up to, but not exceeding, the "match level" and zero percent of any such aggregate Tax-Deferred Contributions and After-Tax Contributions made in excess of the "match level". For purposes of this Article, the "match level" means 6 percent of the Employee's Compensation for the pay period, excluding Compensation with respect to any period ending prior to the date on which the Employee became eligible to participate in the allocation of matching contributions and Compensation for any period during which his employment is not described in Section 6A.1. Each matching contribution shall be allocated to the Employer Contributions Sub-Account of the Employee with respect to whom it is determined. The matching contribution by the Sponsor shall be first applied to the Employee's Tax-Deferred Contributions and then, if the 3 percent maximum has not been reached, to the Employee's After-Tax Contributions.
The Sponsor may designate any portion or all of its matching contribution as a qualified matching contribution. Amounts that are designated as qualified matching contributions shall be accounted for separately and may be withdrawn only as permitted under the Plan. Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in that portion of his Employer Contributions Sub-Account that is attributable to qualified matching contributions shall be at all times 100 percent.

6A.3	Payment of Employer Contributions
Employer Contributions shall be paid in cash or in qualifying employer securities, as defined in Section 407(d) (5) of ERISA, to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year.

6A.4	Vesting of Employer Contributions
A Participant shall be 100 percent vested in, and have a nonforfeitable right to, the matching contributions credited to his Employer Contributions Sub-Account during a given Plan Year.
Moreover, a Participant who is a member of IBEW, AFL-CIO Local 1833, Horseheads, NY, shall be 100% vested in, and have a nonforfeitable right to, the matching contribution credited to his Employer Contributions Sub-Account during a given Plan Year, provided he is a Participant who completes an Hour of Service on or after January 1, 2006.

6A.5	Election of Former Vesting Schedule
If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub-Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Account under the plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub-Account immediately prior to the effective date of the amendment. Moreover, in no event shall a Participant's vested interest in his Employer Contributions Sub-Account accrued as of the later of (i) the effective date of such amendment or (ii) the date such amendment is adopted, be determined on and after the effective date of such amendment under a vesting schedule that is more restrictive than the vesting schedule applicable to such Sub-Account immediately prior to the effective date of such amendment.

2.	The following provision is added to Article XIII and is applicable with respect to Participants described in Section 6A.1 for whom matching contributions are made:
13B.8    Withdrawal Provisions Relating to Matching Contributions
Notwithstanding any provision of the Plan to the contrary, the following shall apply:
A Participant may elect to make a withdrawal from his Employer Contributions Sub-Account, provided, however, that he may not withdraw any portion of such Sub-Account which has been designated as a qualified matching contribution or, except in the case of a Participant who is at least 59-1/2 years of age, any amount credited to such account during the period of 24 months ending on the date immediately prior to the date of the withdrawal.

3.	The following provision is added to Article XVI:
16A.5    Certain Additional Methods of Payment
In the case of a Participant who is no longer an Employee, who has retired under an Employer pension plan (not including a Participant who has terminated with a right to a deferred vested pension under an Employer pension plan), and who had an account balance under the C-H Plan immediately prior to September 1, 1998 (a "Retired Participant"), the following shall apply:
In lieu of receiving a single sum payment under Section 16.1, and notwithstanding the provisions of Section 15.4, a Retired Participant may elect to receive distribution of his Separate Account in accordance with one of the following options:

(a)
He may elect to receive monthly or annual installments, the amount of which is determined by the Retired Participant at retirement. Monthly installments shall begin as soon as practicable following his written direction to the Administrator. For annual installments, the first installment will be paid as soon as practicable following the close of the Plan Year in which the Participant retires and each subsequent installment will be paid as close as practicable to the annual anniversary of the first payment. Each installment shall be paid in cash on a pro rata basis from each Investment Fund in which he has an interest. Payments shall be made until the Retired Participant's Separate Account is depleted.

Payments under this option must be at least equal to the amount required under Section 401(a)(9) of the Code and regulations issued thereunder.

(b)
He may elect to defer receipt of his Separate Account until such time as he instructs the Administrator that he wishes to receive his Separate Account in whole or in part. In no event, however, may the Retired Participant defer receipt of his first payment beyond the April 1 following the calendar year in which he attains age 70-1/2, and such first payment and all subsequent payments must be at least equal to the amounts required under Section 401(a)(9) of the Code and regulations issued thereunder.

The initial election of one of the options set forth in paragraph (a) or (b) above must be made in writing by the Retired Participant prior to his retirement. A Retired Participant may cancel the election made under paragraph (a) or (b) above at any time and elect the option set forth in paragraph (b) or (a), respectively.
A Retired Participant who has elected the option set forth in paragraph (a) may also request a partial distribution as outlined in paragraph (b) in addition to his scheduled monthly or annual payment.
A Participant who had an account balance under the C-H Plan immediately prior to September 1, 1998, and becomes disabled prior to his termination of employment with the Employers as described in Section 6A.4 (a "disabled Participant") shall be treated for the purpose of this Section as though he were retired on the date he is determined to be disabled and he shall be entitled to the same options set forth above.
In the event a Participant who had an account balance under the C-H Plan immediately prior to September 1, 1998, dies prior to his termination of employment with the Employers, the following shall apply:

(c)
If the total value of the Participant's Separate Account exceeds $5,000, the designated Beneficiary is his spouse, and the Participant's death occurred prior to the date the Participant reached age 50, the spouse may elect a total distribution to be made as soon as practicable after the Participant's death or may elect to leave the Participant's Separate Account in the Plan. If the spouse elects to leave the Participant's Separate Account in the Plan, the spouse shall be treated as a terminated Participant. Amounts which remain in the Plan must be withdrawn (in one lump sum only) not later than by the Participant's Normal Retirement Date; no partial distributions shall be permitted.

(d)
If the total value of the Participant's Separate Account exceeds $5,000, the designated Beneficiary is his spouse, and the Participant's death occurred on or after the date the Participant reached age 50, the spouse may elect a total distribution to be made as soon as practicable after the Participant's death or may elect to leave the Participant's Separate Account in the Plan. If the spouse elects to leave the Participant's Separate Account in the Plan, he shall be treated as a Retired Participant and the investment and payout options which are available to Retired Participants shall be available to the spouse.
In the event of the death of a Retired Participant or a disabled Participant, the following shall apply:

(e)
If the total value of the Participant's Separate Account exceeds $5,000 and the designated Beneficiary is the spouse, the spouse shall be treated as a Retired Participant and the investment and payout options which are available to a Retired Participant shall be available to the spouse.

COVERED GROUP ADDENDUM

Re:	Separate Plan Provisions Relating to:
UAW, Local 1966, Jackson, Michigan (Covered Group)
(As Amended and Restated Effective January 1, 2003)

Certain assets of the Aeroquip-Vickers Savings and Profit-Sharing Plan (the “A-V Plan”) were transferred to the Trust, in accordance with the requirements of Section 414(l) of the Code, thereafter to be held under the provisions of the Plan. In connection with the asset transfer, and pursuant to negotiations with representatives of the Covered Group, notwithstanding any other provision of the Plan to the contrary the provisions hereinafter set forth shall apply with respect to Employees in the Covered Group.

1.	Article VI is replaced by Article VIB, as follows:

ARTICLE VIB
EMPLOYER CONTRIBUTIONS

6B.1	Applicability
The provisions of this Article shall be applicable effective January 1, 2003, but with respect only to Eligible Employees who are covered by a collective bargaining agreement between the Sponsor and UAW, Local 1966, Jackson, Michigan.

6B.2	Matching Contributions
The Sponsor shall make no matching contributions to the Plan for periods on and after January 1, 2003. For periods prior to January 1, 2003, the Sponsor made matching contributions pursuant to this Section 6B.2 as then in effect.

6B.3	Vesting of Employer Contributions
A Participant shall at all times be 100 percent vested in, and have a nonforfeitable right to, the matching contributions credited to his Employer Contributions Sub-Account.

6B.4	Profit Sharing Contributions
In accordance with Section 21.22(c), a Profit Sharing Contributions Sub-Account was established for each A-V Transferee with respect to whom a “Profit Sharing Contributions Account” was maintained under the A-V Plan (“A-V PS Account”) to which was credited profit sharing contributions in the amount credited to such A-V Transferee under such A-V PS Account. No additional contributions shall be made to such Profit Sharing Contributions Sub-Account under the Plan. The amount credited to the A-V PS Account of an A-V Transferee invested in the “Eaton Stock Fund” under the A-V Plan immediately prior to the Asset Transfer Date was invested in the Employer

Stock Fund on the Asset Transfer Date. An A-V Transferee may direct that his Profit Sharing Contributions Sub-Account be reallocated among Investment Funds to the same extent that he may reallocate investment of his Employer Contributions Sub-Account in accordance with Section 10.4(b), provided that upon reaching age 55 he may reallocate 100% of his Profit Sharing Contributions Sub-Account among Investment Funds in a manner consistent with the requirements of Section 10.3.
6B.5    Election of Former Vesting Schedule
If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub-Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Account under the plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub-Account immediately prior to the effective date of the amendment. Moreover, in no event shall a Participant's vested interest in his Employer Contributions Sub-Account accrued as of the later of (i) the effective date of such amendment or (ii) the date such amendment is adopted, be determined on and after the effective date of such amendment under a vesting schedule that is more restrictive than the vesting schedule applicable to such Sub-Account immediately prior to the effective date of such amendment.

2.	The following provision is added to Article XIII and is applicable with respect to Participants described in Section 6B.1 for whom matching contributions were made:

13B.8	Withdrawal Provisions Relating to Matching Contributions
Notwithstanding any provision of the Plan to the contrary, the following shall apply:
A Participant may elect to make a withdrawal from his Employer Contributions Sub-Account, provided, however, that he may not withdraw any portion of such Sub-Account which has been designated as a qualified matching contribution or, except in the case of a Participant who is at least 59-1/2 years of age, any amount credited to such account during the period of 24 months ending on the date immediately prior to the date of the withdrawal.

COVERED GROUP ADDENDUM
Re:    Separate Plan Provisions Relating to:
PACE – Local 7433, Saginaw, MI (Covered Group)
Pursuant to negotiations with representatives of the Covered Group, notwithstanding any other provisions of the Plan to the contrary, the provisions hereinafter set forth shall apply with respect to Employees in the Covered Group.

1.    Section 21C.23 is added to provide as follows, effective October 1, 2003:

21C.23	Transfer from the Eaton Corporation Engine Components Division
Saginaw Plant Hourly Employees 401(k) Plan

The Eaton Corporation Engine Components Division Saginaw Plant Hourly Employees 401(k) Plan (the "Saginaw Plan") is being merged into the Plan and the assets of the Saginaw Plan are being transferred to the Trust, in accordance with the requirements of Section 414(l) of the Code, thereafter to be held under the provisions of the Plan. As a result of the merger, the following additional method of payment shall apply:

16C.5    Annuity Form of Payment

In the event that a Participant elects payment of his Separate Account in the form of an annuity, then the provisions of this Section 16C.5 shall apply with respect to distribution of his Separate Account, notwithstanding any provision of the Plan to the contrary.

(a)    Definitions

For purposes of this Addendum, the following terms have the following meanings:

(i)    A Participant's "annuity starting date" means the first day of the first period for which an amount is paid as an annuity or any other form.

(ii)    The "automatic annuity form" means the form of annuity that will be purchased on a Participant's behalf as provided in paragraph (d) unless the Participant elects another form of annuity as provided in paragraph (d).

(iii)    A "qualified election" means an election that is made during the qualified election period. A qualified election of a form of payment other than the automatic annuity form applicable to the Participant or designating a Beneficiary other than the Participant's spouse to receive amounts otherwise payable as a qualified preretirement survivor annuity must include the written consent of the Participant's spouse, if any. A Participant's spouse will be deemed to have given written consent to the Participant's election if the Participant establishes to the satisfaction of a Plan representative that spousal consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. The spouse's written consent must acknowledge the effect of the Participant's election, must specify the form of payment selected instead of the automatic annuity form, if applicable, must specify any non-spouse Beneficiary designated by the Participant, and must be witnessed by a Plan representative or a notary public. Any written consent given or deemed to have been given by a Participant's spouse hereunder shall be irrevocable and shall be effective only with respect to such spouse and not with respect to any subsequent spouse.

(iv)    The "qualified election period" with respect to the automatic annuity form means the 180 day period ending on a Participant's annuity starting date. The "qualified election period" with respect to a qualified preretirement survivor annuity means the period beginning on the later of (i) the date he elects an annuity form of payment or (ii) the first day of the Plan Year in which the Participant attains age 35 or, if he terminates employment prior to such date, the day he terminates employment with his Employer and all Related Corporations.

(v)    A "qualified joint and survivor annuity" means an immediate annuity payable at earliest retirement age under the Plan, as defined in regulations issued under Section 401(a)(11) of the Code, for the life of a Participant with a survivor annuity payable for the life of the Participant's spouse that is equal to at least 50 percent of the amount of the annuity payable during the joint lives of the Participant and his spouse, provided that the survivor annuity shall not be payable to a Participant's spouse if such spouse is not the same spouse to whom the Participant was married on his annuity starting date.

(vi)    A "qualified preretirement survivor annuity" means an annuity payable to the surviving spouse of a Participant in accordance with the provisions of paragraph (e).

(vii)    A "single life annuity" means an annuity payable for the life of the Participant.

(b)    Optional Form of Payment

A Participant or his Beneficiary, as the case may be, may elect to receive distribution of his Separate Account through the purchase of a single premium, nontransferable annuity contract for such term and in such form as the Participant, or his Beneficiary, if the Participant has died, shall select, subject to the provisions of paragraph (d); provided, however, that a Participant's Beneficiary may not elect to receive distribution of an annuity payable over the joint lives of the Beneficiary and any other individual. The terms of any annuity contract purchased hereunder and distributed to a Participant or his Beneficiary shall comply with the requirements of the Plan. Notwithstanding the foregoing, a Participant may elect payment in the form of a qualified optional survivor annuity pursuant to which is a paid an immediate annuity for the life of the Participant with a survivor annuity payable for the life of the Participant's spouse that is equal to 75 percent of the amount of the annuity payable during the joint lives of the Participant and his spouse.

(c)    Change of Option Election

Subject to the provisions of paragraph (d), a Participant or Beneficiary who has elected the optional form of payment under paragraph (b) may revoke or change his election at any time prior to his annuity starting date by filing with the Administrator a written election in the form prescribed by the Administrator.

(d)    Form of Annuity Requirements

If a Participant elects to receive distribution through the purchase of an annuity contract, distribution shall be made to such Participant through the purchase of an annuity contract that provides for payment in one of the following automatic annuity forms, unless the Participant elects a different type of annuity:

(i)    The automatic annuity form for a Participant who is married on his annuity starting date is the 50 percent qualified joint and survivor annuity.

(ii)    The automatic annuity form for a Participant who is not married on his annuity starting date is the single life annuity.

A Participant's election of an annuity other than the automatic annuity form shall not be effective unless it is a qualified election; provided, however, that spousal consent shall not be required if the form of annuity elected by the Participant is a qualified joint and survivor annuity. A Participant who has elected the optional annuity form of payment can revoke or change his election only pursuant to a qualified election.

(e)    Qualified Preretirement Survivor Annuity Requirements

If a married Participant elects to receive distribution through the purchase of an annuity contract and dies before his annuity starting date, his spouse shall receive distribution of 50 percent of the value of the vested portions of the Participant's Separate Account through the purchase of an annuity contract that provides for payment over the life of the Participant's spouse. A Participant's spouse may elect to receive distribution under any one of the other forms of payment available under the Plan instead of in the qualified preretirement survivor annuity form. If a married Participant's Beneficiary designation on file with the Administrator designates a non-spouse Beneficiary, the non-spouse Beneficiary shall be entitled to receive distribution only of the vested portions of the Participant's Separate Account that remain after distribution has been made to the Participant's spouse. A Participant can only designate a non-spouse Beneficiary to receive distribution of that portion of his Separate Account otherwise payable as a qualified preretirement survivor annuity pursuant to a qualified election.

(f)    Notice Regarding Forms of Payment

Within a reasonable period of time prior to the date a Participant could commence distribution of his Separate Account under the Plan, the Administrator shall provide him with a written explanation of the forms of payment available under the Plan. If a Participant elects to receive distribution through the purchase of an annuity contract, the Administrator shall provide the Participant with a written explanation of (i) the terms and conditions of the automatic annuity form and the other forms of payment available under the Plan, (ii) the Participant's right to choose a form of payment other than the automatic annuity form or to revoke such choice, and (iii) the rights of the Participant's spouse. The Administrator shall provide such explanation within the 150-day period ending 30 days before the Participant's annuity starting date. In addition, the Administrator shall provide such a Participant with a written explanation of (i) the terms and conditions of the qualified preretirement survivor annuity, (ii) the Participant's right to designate a non-spouse Beneficiary to receive distribution of that portion of his Separate Account otherwise payable as a qualified preretirement survivor annuity or to revoke such designation, and (iii) the rights of the Participant's spouse.

COVERED GROUP ADDENDUM
Re:    Separate Plan Provisions Relating to:
United Employees Union, Elizabeth, NJ (Covered Group)
Pursuant to negotiations with representatives of the Covered Group, notwithstanding any other provision of the Plan to the contrary, the provisions hereinafter set forth shall apply with respect to Employees in the Covered Group.

1.    Article VI is replaced by Article VID, as follows:

ARTICLE VID
EMPLOYER CONTRIBUTIONS
6D.1    Applicability

The provisions of this Article are applicable, effective September 3, 2005, with respect only to Eligible Employees who are covered by a collective bargaining agreement between the Sponsor and United Employees Union, Elizabeth, NJ.

6D.2    Matching Contributions

The Sponsor shall make a matching contribution to the Plan for each Eligible Employee for each month in an amount equal to 50 percent of the aggregate Tax-Deferred Contributions and After-Tax Contributions made by or on behalf of the Employee during the month up to, but not exceeding, the "match level" and zero percent of any such aggregate Tax-Deferred Contributions and After-Tax Contributions made in excess of the "match level". For purposes of this Article, the "match level" means 6 percent of the Employee's Compensation for the pay period, excluding Compensation with respect to any period ending prior to the date on which the Employee became eligible to participate in the allocation of matching contributions and Compensation and for any period during which his employment is not described in Section 6D.1. Each matching contribution shall be allocated to the Employer Contributions Sub-Account (Matching) maintained to reflect matching contributions made for the Employee with respect to whom it is determined. The matching contribution by the Sponsor shall be first applied to the Employee's Tax-Deferred Contributions and then, if the 3 percent maximum has not been reached, to the Employee's After-Tax Contributions.

The Sponsor may designate any portion or all of its matching contribution as a qualified matching contribution. Amounts that are designated as qualified matching contributions shall be accounted for separately and may be withdrawn only as permitted under the Plan. Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in that portion of his Employer Contributions Sub-Account (Matching) that is attributable to qualified matching contributions shall be at all times 100 percent.

6D.3    Employer Retirement Contributions

The Sponsor shall make an employer retirement contribution to the Plan for each Eligible Employee for each Plan Year in an amount equal to a percentage of his Compensation for the Plan Year determined as follows:

If the Eligible Employee became a participant in the Hayward Industries, Inc. Pension Plan after January 1, 1996, such percentage shall be 4%.

If the Eligible Employee became a participant in the Hayward Industries, Inc. Pension Plan on or before January 1, 1996, such percentage shall be determined according to the following chart:

Date of Birth	Percentage of Compensation Contribution
Before January 1, 1946	7%
From January 1, 1946 through December 31, 1950	6%
From January 1, 1951 through December 31, 1955	5%
On or after January 1, 1956	4%

The amount of such contribution for the Plan Year shall be allocated to the Employer Contributions Sub-Account (Retirement) maintained to reflect employer retirement contributions made for the Eligible Employee as of the last day of the Plan Year. Notwithstanding the foregoing, no employer retirement contribution shall be made for an Eligible Employee unless he remains employed by the Sponsor on the last day of the Plan Year for which the contribution is made.

6D.4    Payment of Employer Contributions

Employer Contributions shall be paid in cash or in qualifying employer securities, as defined in Section 407(d)(5) of ERISA, to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year.

6D.5    Vesting of Employer Contributions

The following provisions relating to vesting shall apply:

(a)	A Participant shall be 100 percent vested in, and have a nonforfeitable right to, the matching contributions credited to his Employer Contributions Sub-Account (Matching) during a given Plan Year

(b)
A Participant shall be 100 percent vested in, and have a nonforfeitable right to, the employer retirement contributions credited to his Employer Contributions Sub‑Account (Retirement) for a Plan Year after he has been credited with five years of Vesting Service. Notwithstanding the foregoing, a Participant shall be 100 percent vested in, and have a nonforfeitable right to, his Employer Contributions Sub-Account (Retirement), if he ceases to be employed by the Employers on or after his 65th birthday. Moreover, the Employer Contributions Sub-Account of each Participant who terminated employment in connection with the closing of the Elizabeth, New Jersey location in 2006 shall be fully vested.

(c)
In determining the Vesting Service of an Eligible Employee who was employed by Hayward Industries on September 2, 2005, service earned by such Eligible Employee under the Hayward Industries, Inc. Pension Plan shall be included as Vesting Service under the Plan.

6D.6    Election of Former Vesting Schedule

If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub‑Accounts, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Accounts continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Accounts under the plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Accounts on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub‑Accounts immediately prior to the effective date of the amendment. Moreover, in no event shall a Participant's vested interest in his Employer Contributions Sub-Account accrued as of the later of (i) the effective date of such amendment or (ii) the date such amendment is adopted, be determined on and after the effective date of such amendment under a vesting schedule that is more restrictive than the vesting schedule applicable to such Sub-Account immediately prior to the effective date of such amendment.

6D.7    Forfeitures to Reduce Employer Contributions

Notwithstanding any other provision of the Plan to the contrary, the amount of the Employer Contribution required under this Article for a Plan Year shall be reduced by the amount of any forfeitures pursuant to Section 6D.5 that are not used to pay Plan expenses, as further provided in Section 14D.4.

2.	A new paragraph 12D.6(f) is added to Section 12.6 to provide as follows:

(f)
Amounts Not Available: The amount a Participant may borrow shall be determined after excluding any amount which has been allocated to his Employer Contributions Sub-Accounts for a period of less than 24 months ending on the date of his loan request.

3.	The following provision is added to Article XIII and is applicable with respect to Participants described in Section 6D.1 for whom matching contributions or employer retirement contributions are made:

13D.8    Withdrawal Provisions Relating to Employer Contributions

Notwithstanding any provision of the Plan to the contrary, the following shall apply:

A Participant may elect to make a withdrawal from the vested portion of his Employer Contributions Sub-Accounts, provided, however, that he may not withdraw (i) any portion of his Employer Contributions Sub-Account (Matching) which has been designated as a qualified matching contribution, or (ii) except in the case of a Participant who is at least 59-1/2 years of age, any amount of any Sub-Account which has been credited to such account during the period of 24 months ending on the date immediately prior to the date of the withdrawal.

4.	The following provisions are added to Article XIV and are applicable to Participants described in Section 6D.1 for whom employer retirement contributions are made:

14D.2    Separate Accounting for Non-Vested Amounts

If as of a Participant's Settlement Date the Participant's vested interest in his Employer Contributions Sub-Account (Retirement) is less than 100 percent, that portion of his Employer Contributions Sub-Account (Retirement) that is not vested shall be accounted for separately and shall be disposed of as provided in the following Section 14D.3.

14D.3    Disposition of Non-Vested Amounts

That portion of a Participant's Employer Contributions Sub-Account (Retirement) that is not vested upon the occurrence of his Settlement Date shall be disposed of as follows:

(a)
If the Participant has no vested interest in his Separate Account upon the occurrence of his Settlement Date or his vested interest in his Separate Account as of the date of distribution does not exceed $5,000 resulting in the distribution or deemed distribution to the Participant of his entire vested interest in his Separate Account, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account (Retirement) shall be forfeited and his Separate Account closed as of the last day of the Plan Year (i) in which the Participant's Settlement Date occurs, if the Participant has no vested interest in his Separate Account and is therefore deemed to have received distribution on that date, or (ii) in which actual distribution is made to the Participant.

(b)
If the Participant's vested interest in his Separate Account exceeds $5,000 and the Participant is eligible for and consents in writing to a single sum payment of his vested interest in his Separate Account, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account (Retirement) shall be forfeited and his Separate Account closed as of the last day of the Plan Year in which the single sum payment occurs, provided that such distribution is made because of the Participant's Settlement Date. A distribution is deemed to be made because of a Participant's Settlement Date if it occurs prior to the end of the second Plan Year beginning on or after the Participant's Settlement Date.

(c)
If neither paragraph (a) nor paragraph (b) is applicable, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account (Retirement) shall continue to be held in such Sub-Account and shall not be forfeited until the Participant has been absent from employment with the Employer for five years.

14D.4    Treatment of Forfeited Amounts

Whenever the non-vested balance of a Participant's Employer Contributions Sub-Account (Retirement) is forfeited during a Plan Year in accordance with the provisions of the preceding Section 14D.3, the amount of such forfeiture, determined as of the last day of the Plan Year in which the forfeiture occurs, shall be applied against the employer retirement contribution obligation for the Plan Year. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Plan Year with respect to the Employer exceed the amount of such Employer's employer retirement contribution obligation for the Plan Year, the excess amount of such forfeitures shall be held unallocated in a suspense account established with respect to the Employer and shall be applied against the Employer's employer retirement contribution obligations for the following Plan Year.

14D.5    Recrediting of Forfeited Amounts

A former Participant who forfeited the non-vested portion of his Employer Contributions Sub-Account (Retirement) in accordance with the provisions of paragraph (a) or (b) of Section 14D.3 and who is reemployed by an Employer or a Related Company shall have such forfeited amounts recredited to a new Account in his name, without adjustment for interim gains or losses experienced by the Trust, if:

(a)
he returns to employment with an Employer or a Related Company before he incurs a five year break in service commencing after the date he received, or is deemed to have received, distribution of his vested interest in his Separate Account;

(b)
he resumes employment covered under the Plan before the earlier of (i) the end of the five-year period beginning on the date he is reemployed or (ii) the date he incurs a five year break in service commencing after the date he received, or is deemed to have received, distribution of his vested interest in his Separate Account; and

(c)
if he received actual distribution of his vested interest in his Separate Account, he repays to the Plan the full amount of such distribution before the earlier of (i) the end of the five year period beginning on the date he is reemployed or (ii) the date he incurs a five year break in service commencing after the date he received distribution of his vested interest in his Separate Account.

Funds needed in any Plan Year to recredit the Separate Account of a Participant with the amounts of prior forfeitures in accordance with the preceding sentence shall come first from forfeitures that arise during such Plan Year, and then from Trust income earned in such Plan Year, to the extent that it has not yet been allocated among Participants' Separate Accounts as provided in Article XI, with each Trust Fund being charged with the amount of such income proportionately, unless his Employer chooses to make an additional Employer Contribution, and shall finally be provided by his Employer by way of a separate Employer Contribution.

COVERED GROUP ADDENDUM
Re:    Separate Plan Provisions Relating to:
Centurion/John Crane/EKK Eagle American Shop Union, Warwick, RI (Covered Group)

Pursuant to negotiations with representatives of the Covered Group, notwithstanding any other provision of the Plan to the contrary the provisions hereinafter set forth shall apply with respect to the above-referenced Employees.

1.    Article VI is replaced by Article VIE, as follows:

ARTICLE VIE
EMPLOYER CONTRIBUTIONS
6E.1    Applicability

The provisions of this Article are applicable, effective January 1, 2006, with respect only to Eligible Employees who are covered by a collective bargaining agreement between the Sponsor and Centurion/John Crane/EKK Eagle American Shop Union.

6E.2    Matching Contributions

The Sponsor shall make a matching contribution to the Plan for each Eligible Employee for each month in an amount equal to 50 percent of the aggregate Tax-Deferred Contributions and After-Tax Contributions made by or on behalf of the Employee during the month up to, but not exceeding, the "match level" and zero percent of any such aggregate Tax-Deferred Contributions and After-Tax Contributions made in excess of the "match level". For purposes of this Article, the "match level" means 6 percent of the Employee's Compensation for the pay period, excluding Compensation with respect to any period ending prior to the date on which the Employee became eligible to participate in the allocation of matching contributions and Compensation for any period during which his employment is not described in Section 6E.1. Each matching contribution shall be allocated to the Employer Contributions Sub-Account of the Employee with respect to whom it is determined. The matching contribution by the Sponsor shall be first applied to the Employee's Tax-Deferred Contributions and then, if the 3 percent maximum has not been reached, to the Employee's After-Tax Contributions.

The Sponsor may designate any portion or all of its matching contribution as a qualified matching contribution. Amounts that are designated as qualified matching contributions shall be accounted for separately and may be withdrawn only as permitted under the Plan. Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in that portion of his Employer Contributions Sub-Account that is attributable to qualified matching contributions shall be at all times 100 percent.

6E.3    Payment of Employer Contributions

Employer Contributions shall be paid in cash or in qualifying employer securities, as defined in Section 407(d)(5) of ERISA, to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year.

6E.4    Vesting of Employer Contributions

A Participant shall be 100 percent vested in, and have a nonforfeitable right to, the matching contributions credited to his Employer Contributions Sub-Account during a given Plan Year.

6E.5    Election of Former Vesting Schedule

If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub‑Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Account under the plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub‑Account immediately prior to the effective date of the amendment. Moreover, in no event shall a Participant's vested interest in his Employer Contributions Sub-Account accrued as of the later of (i) the effective date of such amendment or (ii) the date such amendment is adopted, be determined on and after the effective date of such amendment under a vesting schedule that is more restrictive than the vesting schedule applicable to such Sub-Account immediately prior to the effective date of such amendment.

2.	The following provision is added to Article XIII and is applicable with respect to Participants described in Section 6E.1 for whom matching contributions are made:

13E.8    Withdrawal Provisions Relating to Matching Contributions

Notwithstanding any provision of the Plan to the contrary, the following shall apply:

A Participant may elect to make a withdrawal from his Employer Contributions Sub-Account, provided, however, that he may not withdraw any portion of such

Sub-Account which has been designated as a qualified matching contribution or, except in the case of a Participant who is at least 59-1/2 years of age, any amount credited to such account during the period of 24 months ending on the date immediately prior to the date of the withdrawal.

COVERED GROUP ADDENDUM
Re:    Separate Plan Provisions Relating to:
International Association of Machinists, Local 97, Portage, MI (Covered Group)
Effective September 1, 2006, the employees of the International Association of Machinists, Local 97 in Portage, Michigan, were extended coverage under the Plan. Pursuant to negotiations with representatives of the Covered Group, notwithstanding any other provision of the Plan to the contrary, the provisions hereinafter set forth shall apply with respect to the above-referenced Employees.

1.	Article VI is replaced by Article VIF, as follows:
ARTICLE VIF
EMPLOYER CONTRIBUTIONS
6F.1    Applicability
The provisions of this Article are applicable, effective September 1, 2006, with respect only to Eligible Employees who are covered by a collective bargaining agreement between the Sponsor and International Association of Machinists, Local 97, Portage, Michigan.
6F.2 Matching Contributions
The Sponsor shall make a matching contribution to the Plan for each Eligible Employee for each month in an amount equal to 25 percent of the aggregate Tax-Deferred Contributions and After-Tax Contributions made by or on behalf of the Employee during the month up to, but not exceeding, the "match level" and zero percent of any such aggregate Tax-Deferred Contributions and After-Tax Contributions made in excess of the "match level". For purposes of this paragraph, the "match level" means 6 percent of the Employee's Compensation for the pay period, excluding Compensation with respect to any period ending prior to the date on which the Employee became eligible to participate in the allocation of matching contributions and Compensation for any period during which his employment is not described in Section 6F.1. Each matching contribution shall be allocated to the Employer Contributions Sub-Account of the Employee with respect to whom it is determined. The matching contribution by the Sponsor shall be first applied to the Employee's Tax-Deferred Contributions and then, if the 1.5 percent maximum has not been reached, to the Employee's After-Tax Contributions.
The Sponsor shall make a supplemental matching contribution to the Plan for each Eligible Employee who is an Employee on December 31 of a Plan Year as soon as reasonably practicable following the end of a Plan Year in an amount equal to 15 percent of the aggregate Tax-Deferred Contributions and After-Tax Contributions made by or on behalf of the Employee during the Plan Year up to, but not exceeding, the "match level" and zero percent of any such aggregate Tax-Deferred Contributions and After-Tax Contributions made in excess of the "match level". For purposes of this paragraph, the "match level" means 6 percent of the Employee's Compensation for the Plan Year, excluding Compensation with respect to any period ending prior to the date on which the Employee became eligible to participate in the allocation of matching contributions and Compensation for any period during which his employment is not described in Section 6F.1. Each supplemental matching contribution shall be allocated to the Employer Contributions Sub-Account of the Employee with respect to whom it is determined. The supplemental matching contribution by the Sponsor shall be first applied to the Employee's Tax-Deferred Contributions and then, if the .9 percent maximum has not been reached, to the Employee's After-Tax Contributions. The Sponsor may designate any portion or all of its matching or supplemental matching contributions as a qualified matching contribution. Amounts that are designated as qualified matching contributions shall be accounted for separately and may be withdrawn only as permitted under the Plan. Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in that portion of his Employer Contributions Sub-Account that is attributable to qualified matching contributions shall be at all times 100 percent.
6F.3    Payment of Employer Contributions
Employer Contributions shall be paid in cash or in qualifying employer securities, as defined in Section 407(d) (5) of ERISA, to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year.
6F.4    Vesting of Employer Contributions
A Participant shall be 100 percent vested in, and have a nonforfeitable right to, the matching contributions and supplemental matching contributions credited to his Employer Contributions Sub-Account.
6F.5    Election of Former Vesting Schedule
If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub-Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Account under the plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub-Account immediately prior to the effective date of the amendment. Moreover, in no event shall a Participant's vested interest in his Employer Contributions Sub-Account accrued as of the later of (i) the effective date of such amendment or (ii) the date such amendment is adopted, be determined on and after the effective date of such amendment under a vesting schedule that is more restrictive than the vesting schedule applicable to such Sub-Account immediately prior to the effective date of such amendment.

COVERED GROUP ADDENDUM
Re:    Separate Plan Provisions Relating to:
United Autoworkers of America, Local 2262, Euclid, OH (Covered Group)

Effective July 1, 2007, the employees of United Autoworkers of America, Local 2262 in Euclid, Ohio, were extended coverage under the Plan. Pursuant to negotiations with representatives of the Covered Group, notwithstanding any other provision of the Plan to the contrary, the provisions hereinafter set forth shall apply with respect to the above-referenced Employees effective as of July 1, 2007.

1.	Section 3.1 is replaced by Section 3G.1, as follows:

3G.1    Eligibility

Each Employee who was an Employee on July 1, 2007 shall be an Eligible Employee on July 1, 2007. Each other Employee shall become an Eligible Employee as of the Enrollment Date next following the date on which he has completed any probationary period specified in the applicable collective bargaining agreement.

2.	Section 4.2 is replaced by Section 4G.2, as follows:

4G.2    Amount of Tax-Deferred Contributions

The amount of Tax-Deferred Contributions to be made to the Plan on behalf of an Eligible Employee by his Employer shall be a whole percentage of his Compensation of not less than one percent nor more than 40 percent. In the event an Eligible Employee elects to have his Employer make Tax-Deferred Contributions on his behalf, his Compensation shall be reduced for each payroll period by the percentage he elects to have contributed on his behalf to the Plan in accordance with the terms of his currently effective reduction authorization.

3.	Section 5.2 is replaced by Section 5G.2, as follows:

5G.2    Amount of After-Tax Contributions by Payroll Withholding

The amount of After-Tax Contributions made by an Eligible Employee by payroll withholding shall be a whole percentage of his Compensation of not less than one percent nor more than 20 percent.

4.    Section 5.9 is replaced by Section 5G.9, as follows:

5G.9	Overall Limitation on Tax-Deferred Contributions and After-Tax Contributions

Notwithstanding any provision of the Plan to the contrary, a Participant's rate of Tax-Deferred Contributions and After-Tax Contributions, when aggregated, may not exceed 60 percent of his Compensation.

COVERED GROUP ADDENDUM
Re:    Separate Plan Provisions Relating to:
Local 2131 of the International Brotherhood for
Electrical Workers ("IBEW")

Effective as of the close of business on December 31, 2013, the Shaper Lighting Employee Profit Sharing and 401(k) Plan & Trust (the "Shaper Plan") was merged into the Plan and the assets of the Shaper Plan were transferred to the Trust, in accordance with the requirements of Section 414(l) of the Code, thereafter to be held under the provisions of the Plan. In connection with the merger described herein, and pursuant to negotiations with representatives of the Covered Group previously covered by the Shaper Plan, notwithstanding any other provision of the Plan to the contrary the provisions hereinafter set forth shall apply with respect to the above-referenced Employees effective as of January 1, 2014, except as otherwise expressly provided.

1.    Article VI is replaced by Article VIH, as follows:
ARTICLE VIH
EMPLOYER CONTRIBUTIONS

6H.1	Applicability
The provisions of this Article are applicable, effective January 1, 2014, with respect only to Eligible Employees who are covered by a collective bargaining agreement between the Employer and Local 2131 of the International Brotherhood of Electrical Workers ("IBEW").
6H.2    Matching Contributions
The Sponsor shall make a matching contribution to the Plan for each Eligible Employee for each month in an amount equal to 25 percent of the aggregate Tax-Deferred Contributions and After-Tax Contributions made by or on behalf of the Employee during the month up to, but not exceeding, the "match level" and zero percent of any such aggregate Tax-Deferred Contributions and After-Tax Contributions made in excess of the "match level". For purposes of this Article, the "match level" means 6 percent of the Employee's Compensation for the pay period, excluding Compensation with respect to any period ending prior to the date on which the Employee became eligible to participate in the allocation of matching contributions and Compensation for any period during which his employment is not described in Section 6H.1. Each matching contribution shall be allocated to the Employer Contributions Sub-Account of the Employee with respect to whom it is determined. The matching contribution by the Sponsor shall be first applied to the Employee's Tax-Deferred Contributions and then, if the 1.5 percent maximum has not been reached, to the Employee's After-Tax Contributions.

The Sponsor may designate any portion or all of its matching contribution as a qualified matching contribution. Amounts that are designated as qualified matching contributions shall be accounted for separately and may be withdrawn only as permitted under the Plan. Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in that portion of his Employer Contributions Sub-Account that is attributable to qualified matching contributions shall be at all times 100 percent.
6H.3    Payment of Employer Contributions
Employer Contributions shall be paid in cash or in qualifying employer securities, as defined in Section 407(d) (5) of ERISA, to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year.

6H.4	Vesting of Employer Contributions
A Participant shall be vested in the matching contributions credited to his Employer Contributions Sub-Account in accordance with the following schedule:

Vested Percentage Years of Vesting Service
Less than 2	0
2	20
3	40
4	60
5	80
6	100
Notwithstanding the foregoing, a Participant shall be 100 percent vested in, and have a nonforfeitable right to, his Employer Contributions Sub-Account, if (i) he ceases to be employed by the Employer on or after his 65th birthday; (ii) he dies while in the employ of the Employer; or (iii) he incurs Total and Permanent Disability while in the employ of the Employer. For this purpose, Total and Permanent Disability means the inability to engage in any substantial gainful actively by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months or a condition which qualifies the Participant for payment of long term disability benefits under a long term disability plan of the Employer. Moreover, if the condition constitutes total disability under the federal Social Security Act, the Committee may rely upon such determination that the Participant is Totally and Permanently Disabled for the purposes of this Plan. Notwithstanding the foregoing, for periods prior to January 1, 2014, a Participant shall be credited with Vesting Service equal to the amount then credited to him under the provisions of the Shaper Plan, and for the Plan Year beginning January 1, 2014, he shall be credited with the amount of Vesting Service determined under the provisions of the Shaper Plan, if greater than the amount determined under the Plan for that Plan Year.

6H.5    Election of Former Vesting Schedule
If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub-Account, any Participant with three or more years of Vesting Service shall have a right to have his vested interest in his Employer Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions Sub-Account under the plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub-Account immediately prior to the effective date of the amendment. Moreover, in no event shall a Participant's vested interest in his Employer Contributions Sub-Account accrued as of the later of (i) the effective date of such amendment or (ii) the date such amendment is adopted, be determined on and after the effective date of such amendment under a vesting schedule that is more restrictive than the vesting schedule applicable to such Sub-Account immediately prior to the effective date of such amendment.

6H.6	Forfeitures to Reduce Employer Contributions
Notwithstanding any other provision of the Plan to the contrary, the amount of the Employer Contribution required under this Article for a Plan Year shall be reduced by the amount of any forfeitures occurring during the Plan Year pursuant to Section 6H.5 that are not used to pay Plan expenses, as further provided in Section 14H.4.

2.	The following provision is added to Article XIII and is applicable with respect to Participants described in Section 6H.1 for whom matching contributions are made:
13H.9    Withdrawal Provisions Relating to Matching Contributions
Notwithstanding any provision of the Plan to the contrary, the following shall apply:
A Participant who is at least 59-1/2 years of age may elect to make a withdrawal from the vested portion of his Employer Contributions Sub-Account, provided, however, that he may not withdraw any portion of such Sub-Account which has been designated as a qualified matching contribution. A Participant who is determined by the Employer or a Related Corporation to have incurred a hardship as defined in Article XIII may elect, subject to the limitations and considerations prescribed in that Article, to make a cash withdrawal from the vested portion of his Employer-Contributions Sub-Account.

3.	The following provisions are added to Article XIV and are applicable to Participants described in Section 6H.1 for whom employer retirement contributions are made:

14H.2    Separate Accounting for Non-Vested Amounts

If as of a Participant's Settlement Date the Participant's vested interest in his Employer Contributions Sub-Account is less than 100 percent, that portion of his Employer Contributions Sub-Account that is not vested shall be accounted for separately and shall be disposed of as provided in the following Section 14H.3.

14H.3    Disposition of Non-Vested Amounts

That portion of a Participant's Employer Contributions Sub-Account that is not vested upon the occurrence of his Settlement Date shall be disposed of as follows:

(a)
If the Participant has no vested interest in his Separate Account upon the occurrence of his Settlement Date or his vested interest in his Separate Account as of the date of distribution does not exceed $5,000 resulting in the distribution or deemed distribution to the Participant of his entire vested interest in his Separate Account, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account shall be forfeited and his Separate Account closed as of the last day of the Plan Year (i) in which the Participant's Settlement Date occurs, if the Participant has no vested interest in his Separate Account and is therefore deemed to have received distribution on that date, or (ii) in which actual distribution is made to the Participant.

(b)
If the Participant's vested interest in his Separate Account exceeds $5,000 and the Participant is eligible for and consents in writing to a single sum payment of his vested interest in his Separate Account, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account shall be forfeited and his Separate Account closed as of the last day of the Plan Year in which the single sum payment occurs, provided that such distribution is made because of the Participant's Settlement Date. A distribution is deemed to be made because of a Participant's Settlement Date if it occurs prior to the end of the second Plan Year beginning on or after the Participant's Settlement Date.

(c)
If neither paragraph (a) nor paragraph (b) is applicable, the non-vested balance remaining in the Participant's Employer Contributions Sub-Account shall continue to be held in such Sub-Account and shall not be forfeited until the Participant has been absent from employment with the Employer for five years.

14H.4    Treatment of Forfeited Amounts

Whenever the non-vested balance of a Participant's Employer Contributions Sub-Account is forfeited during a Plan Year in accordance with the provisions of the preceding Section

14H.3, the amount of such forfeiture, determined as of the last day of the Plan Year in which the forfeiture occurs, shall be applied against the employer retirement contribution obligation for the Plan Year. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Plan Year with respect to the Employer exceed the amount of such Employer's employer retirement contribution obligation for the Plan Year, the excess amount of such forfeitures shall be held unallocated in a suspense account established with respect to the Employer and shall be applied against the Employer's employer retirement contribution obligations for the following Plan Year.

14H.5    Recrediting of Forfeited Amounts

A former Participant who forfeited the non-vested portion of his Employer Contributions Sub-Account in accordance with the provisions of paragraph (a) or (b) of Section 14H.3 and who is reemployed by an Employer or a Related Company shall have such forfeited amounts recredited to a new Account in his name, without adjustment for interim gains or losses experienced by the Trust, if:

(a)
he returns to employment with an Employer or a Related Company before he incurs a five year break in service commencing after the date he received, or is deemed to have received, distribution of his vested interest in his Separate Account;

(b)
he resumes employment covered under the Plan before the earlier of (i) the end of the five-year period beginning on the date he is reemployed or (ii) the date he incurs a five year break in service commencing after the date he received, or is deemed to have received, distribution of his vested interest in his Separate Account; and

(c)
if he received actual distribution of his vested interest in his Separate Account, he repays to the Plan the full amount of such distribution before the earlier of (i) the end of the five year period beginning on the date he is reemployed or (ii) the date he incurs a five year break in service commencing after the date he received distribution of his vested interest in his Separate Account.

Funds needed in any Plan Year to recredit the Separate Account of a Participant with the amounts of prior forfeitures in accordance with the preceding sentence shall come first from forfeitures that arise during such Plan Year, and then from Trust income earned in such Plan Year, to the extent that it has not yet been allocated among Participants' Separate Accounts as provided in Article XI, with each Trust Fund being charged with the amount of such income proportionately, unless his Employer chooses to make an additional Employer Contribution, and shall finally be provided by his Employer by way of a separate Employer Contribution.

APPENDIX A
IAR CONTINUING PROVISIONS

ARTICLE I
DEFINITIONS AND CONSTRUCTION

Section 1.01    Definitions

In addition to the provisions of Article I, the following definitions shall apply for purposes of this Appendix A, unless a different meaning is plainly required by the context. Article numbers follow those set forth in the IAR Plan prior to its merger into the Plan for ease of reference.

(1)
Account. The term "Account" shall mean the individual account established, maintained, and administered, including all subaccounts, to reflect the interest of each Eligible Employee who becomes a Member pursuant to the provisions of Article II of this Appendix A or in accordance with any Addendum for each inactive Member.

(2)	Addendum. The term “Addendum” shall mean the special overriding provisions applicable to Members employed at a facility listed on Schedule B that is attached to and made a part of this Appendix A.

(3)
Affiliate.  The term “Affiliate” shall mean any member of a controlled group of corporations (as determined under §414(b) of the Code) of which the Company is a member; any member of a group of trades or businesses under common control (as determined under §414(c) of the Code) with the Company; any member of an affiliated service group (as determined under §414(m) of the Code) of which the Company is a member; and any other entity which is required to be aggregated with the Company pursuant to the provisions of §414(o) of the Code.

(4)	Affiliated Group. The term “Affiliated Group” shall mean the group of entities which are Affiliates.

(5)	Allocation Date. The term “Allocation Date” shall mean any date within a Plan Year as of which Contribution Amounts are allocated pursuant to the provisions of Section 4.01 of this Appendix A.

(6)
Company.  The term “Company” shall mean Eaton Electric Holdings LLC, its corporate successors, and the surviving corporation resulting from any merger or consolidation of Eaton Electric Holdings LLC with any other corporation or corporations.

(7)
Company Contributions.  The term “Company Contributions” shall mean the profit sharing contributions made to the Plan by the Company or the Employer in accordance with the provisions of Article III of this Appendix A.

(8)
Consolidated DC Participant. The term “Consolidated DC Participant” shall mean an individual who is listed on Schedule C, and whose Account consists of assets transferred from the Cooper Industries, Inc. Consolidated Defined Contribution Plan on November 30, 2001.

(9)	Contribution Amount. The term “Contribution Amount” shall mean the amount of Company Contributions allocated to each Member as provided in Section 3.02 of Appendix A applicable to such Member.

(10)
Contribution Hour.  Except as otherwise provided in an applicable Addendum, the term “Contribution Hour” shall mean an hour of employment for which a Member receives pay from the Employer, including overtime hours (but not premium hours), holiday hours, vacation hours, jury duty hours and bereavement leave hours. Notwithstanding the foregoing a Contribution Hour, however, shall not include any paid hours for any other absence or other periods during which no duties are performed for the Company.

(11)
Eligible Employee.  The term “Eligible Employee” shall mean a person who is employed on an hourly rate basis by the Employer at a facility listed on Schedule B of this Appendix A and who is a member of the Union listed on the applicable addendum or who is not a member of said Union but whose benefits eligibility and terms are determined under a collective bargaining agreement to which said Union is a party.

(12)	Employer. The term "Employer" shall mean the Company and any Affiliate which has a facility covered under this Appendix A.

(13)	Member. The term “Member” shall mean an Eligible Employee who becomes a participant in the Plan pursuant to the provisions of Article II of this Appendix A.

(14)	Merged Plan. The term “Merged Plan” shall mean each of the plans which are listed on Schedule A and which have been merged into the IAR Plan.

(15)	Normal Retirement Age. The term “Normal Retirement Age” shall mean age 65.

(16)	Pay Period. The term “Pay Period” shall mean the periodic payroll period for which a Member receives compensation from the Employer while an Eligible Employee.

(17)	Retirement Date. The term “Retirement Date” shall mean the date on which an active or inactive Member terminates employment with the Affiliated Group.

(18)
Total Disability.  The term “Total Disability” shall mean incapacity of a Member incurred while an Employee by reason of any medically demonstrated physical or mental condition which the Employer finds, on the basis of qualified medical evidence, will permanently prevent such Member from being able, or would endanger his life if he continued, to engage in any employment with the Affiliated Group or in any other employment or occupation for remuneration or profit which might reasonably be considered within his capabilities, other than in such employment which is found to be for purposes of rehabilitation; excluding, however, incapacity resulting from (i) injury or disease incurred while in military service; (ii) chronic alcoholism or addiction to narcotics; (iii) engagement in a felonious act; or (iv) an intentionally self-inflicted injury or illness. If the condition constitutes total disability under the federal Social Security Act or qualifies the Member for payment of long term disability benefits under a long term disability benefit under a long term disability plan of the Employer, that shall also constitute Total Disability hereunder.

(19)	Union. The term “Union” shall mean the collective bargaining agent set forth on an applicable Addendum.

(20)	Vested Interest. The term “Vested Interest” shall mean the percentage of a Member’s Account which, pursuant to the provisions of the Plan, is nonforfeitable.

(21)	Vesting Service. The term “Vesting Service” shall mean the measure of service used to determine the Vested Interest of a Member in his Account pursuant to the provisions of Section 5.01.

ARTICLE II
MEMBERSHIP

Section 2.01    Initial Membership.

An Eligible Employee shall become a Member as of the date on which he becomes an Eligible Employee.

Section 2.02    Membership Classification.

A Member shall be an “active”, an “inactive”, or a “former” Member. A Member who is employed as an Eligible Employee shall be an active Member. A Member who ceases to be an Eligible Employee and (i) who remains employed by the Affiliated Group, or (ii) who is on leave of absence or layoff, shall be an inactive Member. An active or inactive Member, who terminates employment with the Affiliated Group, or an inactive Member, who has terminated employment with the Affiliated Group and whose leave of absence or layoff has expired, a former participant in a Merged Plan and a Consolidated DC Participant shall be a former Member so long as he retains a balance in his Account.

ARTICLE III
COMPANY CONTRIBUTIONS

Section 3.01    Company Contributions.

All Company Contributions shall be made solely by the Employer and shall not exceed the limit on deductible contributions to profit sharing plans set forth in §404(a)(3) of the Code.
Section 3.02     Amount of Company Contributions.
For each Pay Period, the Employer shall contribute an amount equal to the aggregate sum of the product of each Member’s Contribution Hours during each Pay Period multiplied by the Contribution Rate set forth in the Addendum, with the exception of Addendum XVIII, applicable to such Member minus any forfeitures to be applied under Section 5.03 of this Appendix A.
With regard to Addendum XVIII, the Employer shall contribute a fixed percentage of Compensation each Pay Period as set forth in the Addendum minus any forfeitures to be applied under Section 5.03 of this Appendix A.

ARTICLE IV
ALLOCATION, INVESTMENT, AND ADJUSTMENTS TO ACCOUNTS

Section 4.01    Allocations of Company Contributions.
Each active Member shall have Company Contributions allocated and credited to his Account in an amount equal to the Contribution Amount which is attributable to his Contribution Hours for which a Company Contribution is made pursuant to the provisions of Section 3.02 of this Appendix A.

Section 4.02    Reinstatement of Company Contributions.
In any case where a reemployed former or prior Member becomes entitled to the reinstatement of the forfeitable portion of his Account pursuant to the provisions of Section 5.03 of this Appendix A, the Employer shall contribute such forfeitable portion of his Account. Any such contribution shall be made as soon as practicable following the date of the reemployment of the former or prior Member and shall be credited to the Account of such reemployed former Member of this Appendix A.

ARTICLE V
VESTING

Section 5.01    Vesting Service.
Beginning effective January 1, 2014, each Member shall be credited with Vesting Service in accordance with the provisions of Article II of the Plan; provided, however, that for periods ending December 31, 2013, he shall be credited with Vesting Service determined under the provisions of the IAR Plan as in effect on that date; and provided, further, that for the Plan Year commencing January 1, 2014, if he is an Member on that date, he shall be credited with the amount of Vesting Service determined under provisions of the IAR Plan as in effect on December 31, 2013, if greater than the amount otherwise credited under the Plan for that period.

Section 5.02    Vested Interest.
Except as specifically provided otherwise, a Member’s Vested Interest in his Account shall be determined in accordance with the following vesting schedule:

Years of Vesting Service of a Member	Vested Interest
Less than 2 years	0%
2 years but less than 3 years	25%
3 years but less than 4 years	50%
4 years but less than 5 years	75%
5 or more years	100%

Notwithstanding the foregoing, the Vested Interest of a Member in his Account shall become 100% upon the occurrence of one of the following events:
(i)    attainment of Normal Retirement Age;
(ii)    death; or
(iii)    Total Disability.
Section 5.03    Forfeitures.
If a Member terminates employment for reasons other than death, Total Disability, or attainment of Normal Retirement Age and is credited with less than three years of Vesting Service and the Vested Interest of his Account is zero, the Member shall be deemed to have received distribution of his Account as of the Valuation Date after the date on which he terminates employment. If a Member terminates employment for reasons other than death, Total Disability, or attainment of Normal Retirement Age and receives a distribution of the vested interest of his Account prior to incurring a five year break in service commencing after the date he received distribution, any amount which is not vested and which is forfeitable shall be treated as a forfeiture upon distribution to the Member of his Vested Interest. If a Member receives, or is deemed to have received, a distribution which is less than the value of his Account, and the Member subsequently resumes employment with the Affiliated Group prior to incurring a five year break in service, the Member shall have the right to repay the Plan the full amount of the distribution. Upon repayment, the amount forfeited shall be restored to the Member's Account, and may be further adjusted for any gains or losses occurring subsequent to the date of distribution. In the event such a Member is deemed to have received a distribution, and the Member resumes employment covered under the Plan before the date the Member incurs a five year break in service, upon reemployment of such Member, the account balance of the Member attributable to Company Contributions shall be restored to the amount on the date of such deemed distribution. Restoration of the Member's Account shall include restoration of all protected benefits under §411(d)(6) of the Code with respect to such restored benefit in accordance with regulations issued by the Secretary of the Treasury. Such restoration shall be made from special contributions of the Employer which shall not constitute an annual addition for purposes of §415 of the Code. In the event a Member terminates employment for reasons other than death, Total Disability, or attainment of Normal Retirement Age, with a Vested Interest in his Account of less than 100% and does not subsequently resume employment prior to incurring a five year break in service, the portion of his Account in excess of his Vested Interest shall be forfeited as of the end of the Plan Year in which the five year break occurs and such Vested Interest in his Account attributable to service prior to such five year break in service shall not be increased as a result of any subsequent employment with the Affiliated Group. Forfeitures under this Section 5.03 shall be applied to offset Plan expenses or reduce future Company Retirement Contributions pursuant to the provisions of Section 3.02 of this Appendix A.

ARTICLE VI
LOANS

Section 6.01    Terms and Conditions.
The provisions of Article XII of the Plan shall be applicable.

ARTICLE VII
WITHDRAWALS
Section 7.01    Withdrawals After Age 59½.
Subject to the provisions of this Section 7.01, a Member or an inactive Member who has attained at least age 59½, may file a written request with the Company in the form and within the time period prescribed by the Committee for a withdrawal of an amount credited to his Account. Such withdrawal shall be made from a Member’s Account in accordance with procedures established by the Committee.

ARTICLE VIII
BENEFICIARIES AND DEATH BENEFITS
Section 8.01    Designation of Beneficiary.
The provisions of Article XVII shall apply, and any designation of Beneficiary made under the IAR Plan shall be void.

ARTICLE IX
TIME AND MANNER OF PAYMENT OF ACCOUNTS
Section 9.01    Distribution of Benefits.
The provisions of the Plan shall govern distribution, including Section 15.3.

SCHEDULE A
Merged Plans

Plan Name	Effective Date
1. Individual Account Retirement Plan for Bargaining Unit Employees of the Americus Plant (PN #176)	November 30, 2001
2. Individual Account Retirement Plan for Metalux Drivers Bargaining Unit at Americus (PN #177)	November 30, 2001
3 Individual Account Retirement Plan for Bargaining Unit Employees of Bussmann/Ellisville (PN #170)	November 30, 2001
4. Individual Account Retirement Plan for Bargaining Unit Employees at East Stroudsburg, Pennsylvania (PN #162)	November 30, 2001
5. Individual Account Retirement Plan for Bargaining Unit Employees at Halo Lighting at Elk Grove, Illinois (PN #164)	November 30, 2001
6. Individual Account Retirement Plan for Bargaining Unit Employees of the Cooper Lighting Division at Ellaville, Georgia (PN #179)	November 30, 2001
7. Individual Account Retirement Plan for Bargaining Unit Employees of the Eufaula Plant (PN #173)	November 30, 2001
8. Individual Account Retirement Plan for Bargaining Unit Employees of Cooper Power Systems in Fayetteville, Arkansas (PN #311)	November 30, 2001
9. Individual Account Retirement Plan for Bargaining Unit Employees at the Meadow Lands, Pennsylvania Plant (PN #305)	November 30, 2001
10. Individual Account Retirement Plan for Hourly Employees of Cooper Lighting Division at Ontario, California (PN #232)	November 30, 2001
11. Individual Account Retirement Plan for Bargaining Unit Employees of Cooper Lighting Division at Vicksburg, Mississippi (PN #121)	November 30, 2001
12. Individual Account Retirement Plan for Bargaining Unit Employees of the Cooper Hand Tools Division at Cortland, New York (PN #208)	November 1, 2003
13. Individual Account Retirement Plan for Hourly-Paid Employees at Greenville, Mississippi ( PN# 157)	November 1, 2003

Plan Name	Effective Date
14. Individual Account Retirement Plan for Bargaining Unit Employees of Crouse-Hinds Division in Montebello, California (PN #300)	November 1, 2003
15. Individual Account Retirement Plan for Hourly-Paid Employees in the UAW Bargaining Unit at Apex Division in Dayton, Ohio (PN #142)	May 1, 2004
16. Wheelock, Inc. Section 401(k) Plan for Union Employees at Long Branch, New Jersey (including Neptune and Oceanport)	January 1, 2007
17. GS Metals Corp Retirement Savings Plan at Pickneyville, Illinois	January 1, 2009

SCHEDULE B
List of Covered Active Facilities

1. Americus, Georgia
2. Ellisville, Missouri
3. Elk Grove, Illinois
4. Eufaula, Alabama
5. Fayetteville, Arkansas
6. Meadow Lands, Pennsylvania
7. Ontario, California
8. Syracuse, New York
9. Vicksburg, Mississippi
10. Long Branch, New Jersey (including Neptune and Oceanport)
11. Pinckneyville, Illinois

SCHEDULE C
List of Consolidated Defined Contribution Plan Participants

Last Name	First Name

Last Name	First Name

Last Name	First Name

ADDENDUM I
Americus, Georgia, IBEW Local No. 2194

As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.
1.    Covered Facility:    Americus, Georgia

2.	Union (Section 1.01(19)): Local No. 2194, International Brotherhood of Electrical Workers, AFL-CIO

3.	Contribution Hour: (Section 1.01(10)): Standard definition

4.	Contribution Rate: (Section 3.02):

Effective Date of Contribution Rate for All Employees	Position Grade	Contribution Rate
For each Contribution Hour on and after January 1, 1989, but prior to January 1, 1991	I II	$.10 $.12
For each Contribution Hour on and after January 1, 1991 but prior to January 1, 1992	I II	$.15 $.18
For each Contribution Hour on and after January 1, 1992 but prior to October 31, 1992	I II	$.20 $.25

Effective Date of Contribution Rate For Employees Hired Prior to January 1, 1980	Position Grade	Contribution Grade
For each Contribution Hour on and after October 31, 1992, but prior to November 1, 1993	I II	$.30 $.35
For each Contribution Hour on and after November 1, 1993, but prior to November 3, 1996	I II	$.35 $.40
For each Contribution Hour on and after November 3, 1996, but prior to November 1, 1998	I II	$.40 $.45
For each Contribution Hour on and after November 1, 1998, but prior to October 29, 2000	I II	$.45 $.50
For each Contribution Hour on and after October 29, 2000, but prior to October 26, 2003	I II	$.50 $.55

For each Contribution Hour on and after October 26, 2003, but prior to October 31, 2004	I II	$.55 $.60

Effective Date of Contribution Rate For Employees Hired on or after January 1, 1980, but prior to October 31, 1999	Position Grade	Contribution Grade
For each Contribution Hour on and after October 31, 1992, but prior to November 1, 1993	I II	$.25 $.30
For each Contribution Hour on and after November 1, 1993, but prior to November 3, 1996	I II	$.30 $.35
For each Contribution Hour on and after November 3, 1996, but prior to November 1, 1998	I II	$.35 $.40
For each Contribution Hour on and after November 1, 1998 but prior to October 29, 2000	I II	$.40 $.45
For each Contribution Hour on and after October 29, 2000, but prior to October 26, 2003	I II	$.45 $.50
For each Contribution Hour on and after October 26, 2003, but prior to October 31, 2004	I II	$.50 $.55
Effective Date of Contribution Rate For Employees Hired on and after October 31, 1999, but prior to October 31, 2004	Position Grade	Contribution Rate
For each Contribution Hour on and after October 31, 1999, but prior to October 31, 2004	I II	$.35 $.35

Effective Date of Contribution Rate For All Employees On and After October 31, 2004	Labor Grades	Contribution Rate
For each Contribution Hour on and after October 31, 2004, but prior to February 28, 2008	1, 2, 3, 5, 7, 9, 10 4, 6, 8, 11, 12, 13, 14	$.55 $.60
For each Contribution Hour on and after February 28, 2008, but prior to October 28, 2013	1, 2, 3, 5, 7, 9, 10 4, 6, 8, 11, 12, 13, 14, 15	$.55 $.60

For each Contribution Hour on and after October 28, 2013	1, 2, 3, 5, 7, 9, 10 4, 6, 8, 11, 12, 13, 14, 15	$.60 $.65

ADDENDUM II
Americus, Georgia – Metalux Drivers

As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.
1.    Covered Facility:    Americus, Georgia

2.	Union (Section 1.01 (19)): Metalux Association of Drivers prior to January 3, 2005

3.	Contribution Hour (Section 1.01(10): Prior to January 1, 2005, “Contribution Mile” which shall mean each mile driven by an active Member for which such Member receives pay from the Employer.
4.    Contribution Rate (Section 3.02):

Effective Date of Contribution Rate	Contribution Rate Per Contribution Mile
On and after January 1, 1989, but prior to September 1, 1989 Type of Trip Eufaula Trip $.74 per trip 40 Mile Radius $.45 per trip Trips	$.0027 (double driver) $.0031 (single driver)
On and after September 1, 1989, but prior to September 1, 1990	$.1752
On and after September 1, 1990, but prior to September 1, 1991	$.2190

Effective Date of Contribution Rate	Contribution Rate Per Contribution Mile
On and after September 1, 1991, but prior to November 15, 1992	$.2630
On and after November 15, 1992, but prior to November 8, 1993	$.3000
On and after November 8, 1993, but prior to January 3, 2005	$.3400

5.	Vested Interested (Section 5.02): Effective as of December 4, 2004, Vested Interest of any Member covered by the Addendum on such date shall be fully vested.

ADDENDUM III
Bussman/Ellisville, Missouri
As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of the Plan.
1.    Covered Facility:    Bussman/Ellisville, Missouri
2.    Union    (Section 1.01 (19)):    Independent Fuse Workers Union

3.
Contribution Hour    (Section 1.01(10):    The term “Contribution Hour” shall mean an hour of employment for which a Member receives pay from the Employer, including overtime, holiday hours, vacation hours, jury duty hours, bereavement leave hours and Union business hours; provided, however, a Contribution Hour shall not include any paid hours for any other absence or other periods during which no duties are performed for the Employer.

4.    Contribution Rate    (Section 3.02):

Effective Dates	Labor Grade	Contribution Rate
On and after January 1, 1989, but prior to February 17, 1992	1,2, and 3 4 5 6	$.29 $.36 $.45 $.51
On and after February 17, 1992, but prior to February 15, 1993	1,2, and 3 4 5 6	$.32 $.39 $.49 $.56
On and after February 15, 1993, but prior to February 21, 1994	1,2, and 3 4 5 6	$.34 $.42 $.52 $.61
On and after February 21, 1994, but prior to February 13, 1995	1,2, and 3 4 5 6	$.36 $.44 $.55 $.65
On and after February 13, 1995, but prior to February 19, 1996	1,2, and 3 4 5 6	$.39 $.47 $.58 $.68
On and after February 19, 1996, but prior to February 17, 1997	1,2, and 3 4 5 6	$.42 $.50 $.61 $.71

Effective Dates	Labor Grade	Contribution Rate
On and after February 17, 1997, but prior to February 2, 1998	1,2, and 3 4 5 6	$.45 $.53 $.64 $.74
On and after February 2, 1998, but prior to February 22, 1999	1,2, and 3 4 5 6	$.48 $.56 $.67 $.77
On and after February 22, 1999, but prior to February 21, 2000	1,2, and 3 4 5 6	$.51 $.59 $.70 $.80
On and after February 21, 2000, but prior to February 25, 2002	1,2, and 3 4 5 6	$.54 $.62 $.73 $.83
	1,2, and 3 4 5 6	$.59 $.67 $.78 $.88

On and after February 14, 2005, but prior to February 22, 2010	1, 2, and 3 4 5 6	$.65 $.75 $.85 $.95
On and after February 22, 2010, but prior to April 2, 2011	1, 2, and 3 4 5 6	$.70 $.80 $.90 $1.00
On and after April 2, 2011	1, 2, and 3 4 5 6	$.75 $.85 $.95 $1.05

In addition to the Company Contributions set forth above which are allocated to Member's Accounts pursuant to Article IV, each Member who elected to have the value of his benefits under the McGraw-Edison Company Profit Sharing Plan (“Prior Plan Benefits”) transferred to the Plan shall have such Prior Plan Benefits held in a separate subaccount in which he is 100% vested. Such separate subaccount shall be maintained, adjusted, and distributed in accordance with the provisions of the Plan relating to the remaining balance of his Account.

Any Company Contributions allocated for the benefit of a Member, together with any net income (or net loss) allocated thereto, shall be credited to the Member’s Account pursuant to the provisions of Section 4.01.

ADDENDUM IV
East Stroudsburg, Pennsylvania
As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.

1.	Covered Facility: East Stroudsburg, Pennsylvania

2.	Union (Section 1.01 (19)): International Association of Machinists and Aerospace Workers, Local No. 1800, District 28

3.
Contribution Hour    (Section 1.01(10): Prior to May 10, 2003 – standard definition. On and after May 10, 2003, due to the closing of the East Stroudsburg, Pennsylvania facility, no Contribution Hours shall be applicable.

4.	Contribution Rate (Section 3.02):

Effective Date of Contribution Rate	Position Grade	Labor Grade	Contribution Rate
			Day Work	Base Incentive
For each Contribution Hour on and after January 1, 1989, but prior to August 14, 1990	I II III IV V	IA-1 2-5 6 7-8 9-10	$.32 $.32 $.38 $.38 $.44	$.32 $.38 $.38 $.44 --
For each Contribution Hour on and after August 14, 1990, but prior to June 27, 1993	I II III IV V	IA-1 2-5 6 7-8 9-10	$.35 $.35 $.42 $.42 $.48	$.35 $.42 $.42 $.48 --
For each Contribution Hour on and after June 27, 1993, but prior to April 13, 1997	I II III IV V	IA-1 2-5 6 7-8 9-10	$.52	$.52
For each Contribution Hour on and after April 13, 1997, but prior to April 12, 1998	I II III IV V	IA-1 2-5 6 7-8 9-10	$.54	$.54
For each Contribution Hour on and after April 12, 1998, but prior to April 11, 1999	I II III IV V	IA-1 2-5 6 7-8 9-10	$.55	$.55

Effective Date of Contribution Rate	Position Grade	Labor Grade	Contribution Rate
For each Contribution Hour on and after April 11, 1999, but prior to July 3, 2000			I II III IV V	IA-1 2-5 6 7-8 9-10	$.57	$.57
For each Contribution Hour on and after July 3, 2000, but prior to July 2, 2001	I II III IV V	IA-1 2-5 6 7-8 9-10	$.60	$.60
For each Contribution Hour on and after July 2, 2001, but prior to July 1, 2002	I II III IV V	IA-1 2-5 6 7-8 9-10	$.62	$.62
For each Contribution Hour on and after July 1, 2002, but prior to May 10, 2003	I II III IV V	IA-1 2-5 6 7-8 9-10	$.64	$.64
Due to the closing of the East Stroudsburg facility, no Contribution Rate shall be applicable to such facility after May 10, 2003.

In addition to the Company Contribution set forth above which are allocated to Members’ Accounts pursuant to Article IV, each Member who elected to have the value of his benefits under the McGraw-Edison Company Profit Sharing Plan (“Prior Plan Benefits”) transferred to the Plan shall have a separate subaccount established under the Plan in which he is 100% vested and such subaccount shall be maintained, adjusted and distributed in accordance with the provisions of the Plan relating to the balance of his Account.
Any Company Contributions allocated for the benefit of a Member, together with any net income (or net loss) allocated thereto, shall be credited to the Member’s Account pursuant to the provisions of Section 4.01.

6.
Vested Interest:    (Section 5.02): Due to the sale of the Cooper Power Systems Pole Line Hardware product line to Hubbell Power Systems, the East Stroudsburg, Pennsylvania facility of the Cooper Power Systems Division will be closed as of May 10, 2003. In conjunction with such closing, effective as of September 19, 2002, the Vested Interest of any Member who is employed as an Eligible Employee covered by this Addendum on such date shall be fully vested.

7.	Closing: Effective as of May 9, 2003, coverage under the Plan was closed due to the closing of the East Stroudsburg, Pennsylvania facility.

ADDENDUM V
Halo Lighting at Elk Grove, Illinois
As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.
1.    Covered Facility:    Distribution Center at Elk Grove, Illinois

2.	Union (Section 1.01(19)): Local No.134, International Brotherhood of Electrical Workers, AFL-CIO
3.    Contribution Hour (Section 1.01(10): Standard definition

4.    Contribution Rate (Section 3.02):

Effective Date of Contribution Rate	Position Grade	Labor Classification	Contribution Rate
On and after January 1, 1989 but prior to September 1, 1993	I I I I I I I II II II II II II	Assembler Janitor Machine Operator Returned Goods Set-Up “B” Order Filler Storage Receiver Material Handler Checker Set-Up “A” Maintenance Mechanic “A” Group Leader	$.45 $.45 $.45 $.45 $.45 $.45 $.45 $.50 $.50 $.50 $.50 $.50 $.50
On and after September 1, 1993 through December 31, 2001	I I I I I I I II II II II II II	Assembler Janitor Machine Operator Returned Goods Set-Up “B” Order Filler Storage Receiver Material Handler Checker Set-Up “A” Maintenance Mechanic “A” Group Leader	$.50 $.50 $.50 $.50 $.50 $.50 $.50 $.55 $.55 $.55 $.55 $.55 $.55
On and after January 1, 2002, but prior to August 22, 2005	All	All	$.55
On and after August 22, 2005, but prior to August 23, 2008	ALL		$0.55
On and after August 23, 2008	ALL		$.65

In addition to the Company Contributions set forth above which are allocated to Members’ Accounts pursuant to Article IV, each Member who elected to transfer the value of his benefits under the McGraw-Edison Profit Sharing Plan (“Prior Plan Benefits”) shall have a separate subaccount in which he is 100% vested maintained, adjusted and distributed in accordance with the provisions of the Plan relating to the rest of his Account. Notwithstanding the above, a Member may elect upon termination of service to receive his separate subaccount balance from the Prior Plan in a lump sum distribution.
Any Company Contributions allocated for the benefit of a Member, together with any net income (or net loss) allocated thereto, shall be credited to the Member’s Account pursuant to the provisions of Section 4.01.

ADDENDUM VI
Ellaville, Georgia
As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.

1.	Covered Facility: Ellaville, Georgia

2.	Union (Section 1.01 (19)): Local No. 2194, International Brotherhood of Electrical Workers, AFL-CIO

3.	Contribution Hour (Section 1.01(10)): Standard definition

4.	Contribution Rate (Section 3.02):

Effective Date of Contribution Rate	Contribution Rate
On and after January 1, 1989, but prior to April 30, 1991	$.10
On and after April 30, 1991, but prior to April 30, 1992	$.15
On and after April 30, 1992, but prior to April 26, 1993	$.20
On and after April 26, 1993, but prior to May 1, 1995	$.25
On and after May 1, 1995, but prior to January 7, 2002	$.30
On and after January 7, 2002, but prior to May 1, 2005	$.35
On and after May 1, 2005	$.40
Due to the closing of the Ellaville facility, no Contribution Rate shall be applicable to such facility after August 21, 2009.

Any Company Contributions allocated for the benefit of a Member, together with any net income (or net loss) allocated thereto, shall be credited to the Member’s Account pursuant to the provisions of Section 4.01.

5.
Vested Interest (Section 5.02): The Ellaville, Georgia facility closed as of August 21, 2009. In conjunction with such closing, the Vested Interest of any Member employed as an Eligible Employee covered by this Addendum on such date shall be fully vested.

6.	Closing: Effective as of August 21, 2009, coverage under the Plan was closed due to the closing of the Ellaville, Georgia facility.

ADDENDUM VII
Eufaula, Alabama
As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.

1.	Covered Facility: Eufaula, Alabama

2.	Union (Section 1.01(19)): Local No. 779 International Brotherhood of Electrical Workers, AFL-CIO
3.    Contribution Hour    (Section 1.01(10):  Standard definition
4.    Contribution Rate    (Section 3.02):

Effective Date of Contribution Rate	Position Grade	Classification	Contribution Rate
On and after January 1, 1989, but prior to January 1, 1991	I I I I I I II II II II	Material Handler Assembler Utility Forklift Driver Lead Utility Lead Assembler Press Operator Maintenance Helper Maintenance Lead Maintenance	$.10 $.10 $.10 $.10 $.10 $.10 $.12 $.12 $.12 $.12
On and after January 1, 1991, but prior to January 1, 1992	I I I I I I II II II II	Material Handler Assembler Utility Forklift Driver Lead Utility Lead Assembler Press Operator Maintenance Helper Maintenance Lead Maintenance	$.15 $.15 $.15 $.15 $.15 $.15 $.18 $.18 $.18 $.18

Effective Date of Contribution Rate	Position Grade	Classification	Contribution Rate
On and after January 1, 1992, but prior to October 12, 1992	I I I I I I II II II II	Material Handler Assembler Utility Forklift Driver Lead Utility Lead Assembler Press Operator Maintenance Helper Maintenance Lead Maintenance	$.20 $.20 $.20 $.20 $.20 $.20 $.25 $.25 $.25 $.25
On and after October 12, 1992, but prior to September 27, 1993	I I I I I I II II II II	Material Handler Assembler Utility Forklift Driver Lead Utility Lead Assembler Press Operator Maintenance Helper Maintenance Lead Maintenance	$.25 $.25 $.25 $.25 $.25 $.25 $.30 $.30 $.30 $.30
On and after September 27, 1993, but prior to January 1, 1997	I I I I I I II II II II	Material Handler Assembler Utility Forklift Driver Lead Utility Lead Assembler Press Operator Maintenance Helper Maintenance Lead Maintenance	$.30 $.30 $.30 $.30 $.30 $.30 $.35 $.35 $.35 $.35

Effective Date of Contribution Rate	Position Grade	Classification	Contribution Rate
On and after January 1, 1997, but prior to October 4, 1998	I I I I I I I I I I I I I II II II II II II II
Material Handler
Assembler
Utility
Forklift
Lead Assembler
Press Operator
Lead Utility
Lead Forklift
Crane Operator
Truck Driver
Lead Press Operator
Inspector
Boxing Machine Operator
Lead Maintenance
General Maintenance
Maintenance A
Maintenance B
Maintenance C
Tool & Die A
Tool & Die B
$.35 $.35 $.35 $.35 $.35 $.35 $.35 $.35 $.35 $.35 $.35 $.35 $.35 $.40 $.40 $.40 $.40 $.40 $.40 $.40

On and after October 2, 1998, but prior to September 28, 2003 Members Hired Prior to October 2, 1998 Members Hired On or after October 2, 1998	Labor Grade I $.45 Labor Grade II $.50 Labor Grade I $.35 Labor Grade II $.35
On and after September 28, 2003 but prior to September 25, 2005 Members Hired Prior to October 2, 1998 Members Hired On or after October 2, 1998	Labor Grade I $.50 Labor Grade II $.55 Labor Grade I $.40 Labor Grade II $.40
On and after September 25, 2005 Members Hired Prior to October 2, 1998 Members Hired On or after October 2, 1998	Labor Grade I $.55 Labor Grade II $.60 Labor Grade I $.45 Labor Grade II $.45

Any Company Contributions allocated for the benefit of a Member, together with any net income (or net loss) allocated thereto, shall be credited to the Member’s Account pursuant to the provisions of Section 4.01.

ADDENDUM VIII
Fayetteville, Arkansas
As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.
1.    Covered Facility:    Fayetteville, Arkansas

2.	Union (Section 1.01(19)): General Drivers and Helpers, Local 832, affiliated with the International Brotherhood of Teamsters

3.	Contribution Hour (Section 1.01(10): – Standard definition

4.	Contribution Rate (Section 3.02):

Effective Date of Contribution Rate	Labor Grades	Contribution Rate
On and after April 1, 1999, but prior to February 4, 2002	1-5 6-10	$.33 $.38
On and after February 4, 2002, but prior to January 1, 2005	1-5 6-10	$.38 $.43
On and after January 1, 2005, but prior to February 4, 2008	1-5 6-10	$.40 $.45
On and after February 4, 2008, but prior to January 1, 2013	1-5 6-11	$.40 $.45
On and after January 1, 2013	1-5 6-11	$.45 $.50

In addition to the Company Contributions set forth above which are allocated to Members’ Accounts pursuant to Article IV, each Member who elected to have the value of his benefits under the Pension Plan for Hourly Employees at the Fayetteville, Arkansas Plant of Cooper Power Systems (“Prior Plan Benefits”) rolled over to the Plan as an eligible rollover contribution, shall have a separate subaccount established to which such amount shall be credited and in which he shall be 100% vested. Such subaccount shall be maintained, adjusted and distributed in accordance with the provisions of the Plan relating to the portion of his Account attributable to Company Contributions.

Any Company Contributions allocated for the benefit of a Member, together with any net income (or net loss) allocated thereto, shall be credited to the Member’s Account pursuant to the provisions of Section 4.01.

5.	Vested Interest (Section 5.02): Effective as of January 12, 2005, the Vested Interest of any Member covered by this Addendum on such date shall be fully vested.

ADDENDUM IX
Meadow Lands, Pennsylvania
As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.

1.	Covered Facility: Meadow Lands, Pennsylvania

2.
Union    (Section 1.01(19)):    Local No. 5, International Brotherhood of Electrical Workers, AFL-CIO; Effective August 1, 2012, Local No. 385, International Brotherhood of Electrical Workers, AFL-CIO is merged into Local No. 459, International Brotherhood of Electrical Workers, AFL-CIO.

3.	Contribution Hour (Section 1.01(10)): Standard definition

4.	Contribution Rate (Section 3.02):

Effective Date of Contribution Rate	Contribution Rate
On and after January 1, 1998, but prior to January 20, 2003	$.25
On and after January 20, 2003, but prior to January 26, 2004	$.30
On and after January 26, 2004, but prior to January 31, 2006	$.35
On and after January 31, 2006, but prior to January 23, 2010	$.40
On and after January 23, 2010, but prior to January 20, 2014	$.45
On and after January 20, 2014	$.50

Any Company Contributions allocated for the benefit of a Member, together with any net income (or net loss) allocated thereto, shall be credited to the Member’s Account pursuant to the provisions of Section 4.01.
5.    Thepitt Merger:    Effective as of the close of business on August 31, 1998, the Thepitt Hourly Savings Plan (the “Thepitt Plan”) was merged into the Plan and the assets and liabilities of the Thepitt Plan have been held, maintained, invested and distributed pursuant to the provisions of the Plan.
6.    Major Liting Merger:    Effective as of July 30, 1999, the Individual Account Retirement Plan for Major Liting Employees at the Meadow Lands, Pennsylvania Plant the (“Major

Liting Plan”) was merged into the Plan and thereafter the assets and liabilities of the Major Liting Plan have been held, maintained, invested, and distributed pursuant to the provisions of the Plan. Prior to such merger, as of the applicable transfer date set forth below, assets and liabilities with respect to the following Members of the Major Liting Plan were transferred to the Plan and thereafter have been held, maintained, invested, and distributed pursuant to the provisions of the Plan.

Transfer Date	Member
June 1, 1999
June 1, 1999
June 1, 1999
June 1, 1999
June 1, 1999
June 7, 1999

ADDENDUM X
Ontario, California
As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.

1.	Covered Facility: Ontario, California

2.	Union (Section 1.01(19)): Teamsters Automotive, Industrial and Allied Workers Local Union No. 495

3.	Contribution Hour (Section 1.01(10): – Standard definition

4.	Contribution Rate (Section 3.02):

Effective Date of Contribution Rate	Contribution Rate
On and after January 1, 1989, but prior to August 28, 2000	$.45
On and after August 28, 2000, but prior to September 1, 2004	$.50
On and after September 1, 2004, but prior to August 17, 2009	$.55
On and after August 17, 2009, but prior to August 15, 2010	$.00
On and after August 15, 2010, but prior to August 15, 2013	$.55
On and after August 15, 2013, but prior to August 15, 2014	$.60
On and after August 15, 2014	$.65

ADDENDUM XI
Syracuse, New York
As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.
1.    Covered Facility:    Syracuse, New York

2.	Union (Section 1.01(19)): Local No. 2084, International Brotherhood of Electrical Workers, AFL-CIO

3.
Contribution Hour    (Section 1.01(10):  The term “Contribution Hour” shall mean an hour of employment for which a Member receives pay from the Employer, including overtime hours, holiday hours, vacation hours, jury duty hours, bereavement leave hours, and Workers’ Compensation benefit hours; provided that the disability for which any Workers’ Compensation benefits are payable is expected to last 12 months and such contributions are 100% vested. Notwithstanding the forgoing, a Contribution Hour, however, shall not include any paid hours for any other absence or other periods during which no duties are performed for the Employer.

4.	Contribution Rate (Section 3.02):

Effective Date of Contribution Rate	Contribution Rate
Employees Hired Prior to April 1, 2011
On and after January 1, 1989, but prior to July 1, 1990	$.15
On and after July 1, 1990, but prior to April 5, 1993	$.50
On and after April 5, 1993, but prior to April 3, 1995	$.60
On and after April 3, 1995, but prior to April 1, 1996	$.65
On and after April 1, 1996, but prior to April 1, 1997	$.70
On and after April 1, 1997, but prior to April 1, 1998	$.75
On and after April 1, 1998, but prior to March 29, 1999	$.80
On and after March 29, 1999, but prior to April 3, 2000	$.85
On and after April 3, 2000, but prior to April 2, 2001	$.90

On and after April 2, 2001, but prior to April 1, 2002		$.95
On and after April 1, 2002, but prior to March 31, 2003		$1.00
On and after March 31, 2003, but prior to April 1, 2005		$1.05
On and after April 1, 2005, but prior to April 1, 2011		$1.15
On and after April 1, 2011		$1.25
Employees Hired On or After April 1, 2011
On and after April 1, 2011		$.60

Notwithstanding the foregoing, effective as of July 1, 1990 and continuing through June 30, 1995, instead of the $.50 contribution rate set forth above, the Employer shall contribute a Contribution Amount to the Plan for each Pay Period for certain active Members who are Eligible Employees on July 1, 1990 based upon the applicable contribution rate set forth below:

Year of Birth	Completed Years of Service As of July, 1990 and Applicable Contribution Rates
	5	6-9	10-12	13-15
1926-1928	$.53	$.50	$.50	$.50
1929-1930	$.57	$.50	$.50	$.50
1931-1935	$.68	$.58	$.50	$.50
1936-1940	$.65	$.61	$.58	$.52
1941-1945	$.56	$.52	$.50	$.50

On and after January 1, 1994 through December 31, 1996, the Employer shall also contribute a supplemental Contribution Amount of $.15 for each Contribution Hour during a pay period from January 1, 1989 through December 31, 1996, of each member who (i) completed an Hour of Service prior to April 1, 1990, (ii) is an Eligible Employee on January 1, 1994, and (iii) had not attained age 50 prior to January 1, 1994 or had attained age 50 prior to January 1, 1994 and is listed below:

In addition to the Company Contributions set forth above which are allocated to Member’s Accounts pursuant to Article IV, each Member who elected to have the value of his benefits under the Crouse-Hinds Retirement Income Plan for Syracuse Hourly Production and Maintenance Employees (“Prior Plan Benefits”) transferred to the Plan shall have a separate subaccount established under the Plan in which he is 100% vested and such separate subaccount shall be maintained, adjusted and distributed in accordance with the provisions of the Plan relating to the balance of his Account.

Any Company Contributions allocated for the benefit of a Member, together with any net income (or net loss) allocated thereto, shall be credited to the Member’s Account pursuant to the provisions of Section 4.01.

ADDENDUM XII
Vicksburg, Mississippi
As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.
1.    Covered Facility:    Vicksburg, Mississippi

2.	Union (Section 1.01(19)): Local 1873, International Brotherhood of Electrical Workers, AFL-CIO
3.    Contribution Hour    (Section 1.01(10):  Standard definition
4.    Contribution Rate    (Section 3.02):

Employees Hired On and After November 1, 1985
Effective Date of Contribution Rate	Position Grade	Labor Grade	Contribution Rate
On and after January 1,1989, but prior to January 1, 1992	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.28 $.32 $.37
On and after January 1, 1992, but prior to January 1, 1994	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.30 $.35 $.41
On and after January 1, 1994, but prior to January 1, 1995	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.32 $.37 $.43
On and after January 1, 1995, but prior to January 1, 1996	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.34 $.39 $.45
On and after January 1, 1996, but prior to January 1,1997	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.36 $.41 $.47

Employees Hired On and After November 1, 1985
On and after January 1, 1997, but prior to January 1, 2000	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.38 $.43 $.49
On and after January 1, 2000, but prior to November 1, 2002	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.43 $.48 $.54
On and after November 1, 2002, but prior to November 5, 2005	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.48 $.53 $.59
On and after November 5, 2005, but prior to January 1, 2010	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14, 15 and 17	$.50 $.55 $.60
On and after January 1, 2010, but prior to June 24, 2013	I II III IV	1-7 8-13 14-15 16-17	$.50 $.55 $.60 $.65
On and after June 24, 2013	I II III IV	1-7 8-13 14-15 16-18	$.50 $.55 $.60 $.65
Employees Hired Prior to November 1, 1985
On and after January 1, 1989, but prior to January 1, 1992	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.32 $.37 $.41
On and after January 1, 1992, but prior to January 1, 1994	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.35 $.40 $.44
On and after January 1, 1994, but prior to January 1, 1995	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.37 $.42 $.47
On and after January 1, 1995, but prior to January 1, 1996	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.40 $.45 $.50

Employees Hired On and After November 1, 1985
On and after January 1, 1996, bur prior to January 1, 1997	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.43 $.48 $.53
On and after January 1, 1997, but prior to January 1, 2000	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.46 $.51 $.55
On and after January 1, 2000, but prior to November 1, 2002	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.51 $.56 $.61
On and after November 1, 2002, but prior to November 5, 2005	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14 and 15	$.56 $.61 $.66
On and after November 5, 2005, but prior to January 1, 2010	I II III	1,2,3,4, 5,6 and 7 8,9,10,11 12 and 13 14, 15 and 17	$.60 $.65 $.70
On and after January 1, 2010, but prior to June 24, 2013	I II III IV	1-7 8-13 14-15 16-17	$.60 $.65 $.70 $.75
On and after June 24, 2013	I II III IV	1-7 8-13 14-15 16-18	$.60 $.65 $.70 $.75

Supplemental Contribution Amounts for each Member who was an active Member on November 1, 1991
Active Members on November 1, 1991, who attained at least age 49 on December 31, 1991, and who elected retiree medical coverage
Age on December 31, 1991			Monthly Supplemental Contribution Amount
49			$60.00
50			$60.00
51			$60.00
52			$65.00
53			$65.00
54			$70.00
55 and older			$75.00

Employees Hired On and After November 1, 1985
Active Members on November 1, 1991, who attained at least age 49 on December 31, 1991 and who do not have retiree medical coverage
Age on December 31, 1991	Monthly Supplemental Contribution Amount
49	$105.00
Employees Hired Prior to November 1, 1985
50	$105.00
51	$110.00
52	$115.00
53	$120.00
54	$125.00
55 and older	$130.00

Active Members on November 1, 1991, who had not attained age 49 on December 31, 1991
Age on December 31, 1991	Monthly Supplemental Contribution Amount
25 or less	$10.00
26	$11.00
27	$13.00
28	$15.00
29	$17.00
30	$19.00
31	$21.00
32	$23.00
33	$25.00
34	$27.00
35	$29.00
36	$31.00
37	$34.00
38	$37.00
39	$40.00
40	$44.00
41	$48.00
42	$52.00
43	$54.00
44	$60.00
45	$65.00
46	$70.00
47	$75.00
48	$80.00

Such monthly supplemental Contribution Amounts so contributed for the benefit of the eligible active Member shall be allocated to and held in the Member’s Account. Any Company Contributions allocated for the benefit of a Member, together with any net income (or net loss) allocated thereto, shall be credited to the Member’s Account pursuant to the provisions of Section 4.01.

ADDENDUM XIII
Consolidated Defined Contribution Plan
As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Consolidated DC Participants who became covered by the Plan as of the close of business on November 30, 2001.

1.	Covered Participants: Individuals listed on Schedule C who formerly participated in the Cooper Industries, Inc. Consolidated Defined Contribution Plan

2.
Accounts:    The Account of each Consolidated DC Participant was credited with the assets transferred with respect to him from the Cooper Industries, Inc. Consolidated Defined Contribution Plan on November 30, 2001. Thereafter the Accounts were administered and maintained under the terms of the IAR Plan through December 31, 2013, and are administered and maintained under the terms of the Plan effective January 1, 2014.

ADDENDUM XIV
Cortland, New York

As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the former participants in the Individual Account Retirement Plan for Bargaining Unit Employees of the Cooper Hand Tools Division at Cortland, New York who shall become covered by the Plan as of the close of business on November 1, 2003.

1.	Covered Participants: Individuals who formerly participated in the Individual Account Retirement Plan for Bargaining Unit Employees of the Cooper Hand Tools Division at Cortland, New York

2.
Accounts:    The Account of each Member covered by this Addendum was credited with the assets transferred with respect to him due to the merger of the Individual Account Retirement Plan for Bargaining Unit Employees of the Cooper Hand Tools Division at Cortland, New York into the Plan on November 1, 2003. Thereafter the Accounts were administered under the terms of the IAR Plan through December 31, 2013, and are administered and maintained under the terms of the Plan effective January 1, 2014.

3.	Contribution Rate (Section 3.02):

Effective Date of Contribution Rate	Contribution Rate
On and after January 1, 1989, but prior to January 1, 1990	$.10
On and after January 1, 1990, but prior to October 30, 1992	$.35
On and after October 30, 1992, but prior to November 1, 1993	$.40
On and after November 1, 1993, but prior to October 30, 1994	$.45
On and after October 30, 1994, but prior to November 1, 1999	$.50
On and after November 1, 1999, but prior to January 27, 2003	$.55
On and after January 27, 2003, but prior to May 8, 2006	$.60
On and after May 8, 2006, but prior to May 31, 2010	$.65
On and after May 31, 2010	$.75
Any Company Contributions allocated for the benefit of a Member, together with any net income (or net loss) allocated thereto, shall be credited to the Member’s Account pursuant to the provisions of Section 4.01.

ADDENDUM XV
Greenville, Mississippi

As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the former participants in the Individual Account Retirement Plan for Hourly-Paid Employees at Greenville, Mississippi who shall become covered by the Plan as of the close of business on November 1, 2003.

1.	Covered Participants: Individuals who formerly participated in the Individual Account Retirement Plan for Hourly-Paid Employees at Greenville, Mississippi

2.
Accounts:    The Account of each Member covered by this Addendum was credited with the assets transferred with respect to him due to the merger of the Individual Account Retirement Plan for Hourly-Paid Employees at Greenville, Mississippi into the Plan on November 1, 2003. Thereafter the Accounts were administered and maintained under the terms of the IAR Plan through December 31, 2013, and are administered and maintained under the terms of the Plan effective January 1, 2014.

ADDENDUM XVI
Montebello, California

As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the former participants in the Individual Account Retirement Plan for Bargaining Unit Employees of Crouse-Hinds Division in Montebello, California who shall become covered by the Plan as of the close of business on November 1, 2003.

1.	Covered Participants: Individuals who formerly participated in the Individual Account Retirement Plan for Bargaining Unit Employees of Crouse-Hinds Division in Montebello, California

2.
Accounts:    The Account of each Member covered by this Addendum was credited with the assets transferred with respect to him due to the merger of the Individual Account Retirement Plan for Bargaining Unit Employees of Crouse-Hinds Division in Montebello, California into the Plan on November 1, 2003. Thereafter the Accounts were administered and maintained under the terms of the IAR Plan through December 31, 2013, and are administered and maintained under the terms of the Plan effective January 1, 2014.

ADDENDUM XVII
Dayton, Ohio

As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.

1.	Covered Facility: Dayton, Ohio

2.	Union (Section 1.01 (19)): International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, Local No. 1040

3.
Contribution Hour    (Section 1.01(10): - Except as otherwise provided in an applicable Addendum, the term “Contribution Hour” shall mean an hour of employment for which a Member receives pay from the Employer, including overtime hours (but not premium hours), holiday hours, vacation hours, jury duty hours, Union business hours, and bereavement leave hours. Notwithstanding the foregoing a Contribution Hour, however, shall not include any paid hours for any other absence or other periods during which no duties are performed for the Company..

4.	Contribution Rate (Section 3.02): $.35

5.	Vested Interest (Section 5.02): Effective as of October 3, 2004, the Vested Interest of any Member covered by this Addendum on such date shall be fully vested.

ADDENDUM XVIII
Long Branch, New Jersey (including Neptune and Oceanport)

As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.

1.	Covered Facility: Long Branch, New Jersey (including Neptune and Oceanport)

2.	Union (Section 1.01 (19)): IBEW Local 2066

3.	Company Contributions (Section 3.02):

Effective Date of Contribution Rate	Company
Prior to May 1, 2009	2%
On and after May 1, 2009, but prior to May 3, 2010	2.25%
On and after May 3, 2010, but prior to May 2, 2011	2.5%
On and after May 2, 2011, but prior to May 1, 2012	2.75%
On and after May 1, 2012	3.0%

4.	Vested Interest (Section 5.02):

a.	Active Participants as of December 31, 2006, in the Wheelock, Inc. Section 401(k) Plan for Union Employees, were 100% vested in their accrued employer contributions upon the merger into this Plan.

b.
Active Participants in the Wheelock, Inc. Section 401(k) Plan for Union Employees who had three or more Years of Service as of December 31, 2006, are 100% vested in all future Company Retirement Contributions made under the Plan.

c.
Future Company Retirement Contributions for all active Participants in the Wheelock, Inc. Section 401(k) Plan for Union Employees who had less than three Years of Service as of December 31, 2006, are subject to the vesting schedule under this Plan.

d.	All years of service that a participant accrued under the Wheelock, Inc. Section 401(k) Plan for Union Employees is recognized for purposes of determining a Member’s vested interest under this Plan.

e.	The Normal Retirement Age for those Participants with an Account Balance as of December 31, 2006, in the Wheelock, Inc. Section 401(k) Plan for Union Employees will be age 60 under this Plan.

ADDENDUM XIX
Pinckneyville, Illinois

As described in Section 1.01(2) of Appendix A, this Addendum relates solely to the Members who are employed at the covered facility set forth below and who are represented by the Union set forth below. Except as specifically stated otherwise, all Article and Section references in this Addendum shall refer to Articles and Sections of Appendix A.

1.	Covered Facility: Pinckneyville, Illinois

2.	Union (Section 1.01 (19)): United Steelworkers of America, Local 7252.

3.	Company Contributions (Section 3.02):

Effective Date of Contribution Rate	Labor Grades	Contribution Rate
On and After January 1, 2009, but prior to May 27, 2009	1-4 5-6 7 – Maintenance 1-2 7 – Maintenance 3-5	$.62 $.67 $.75 $.90
On and after May 27, 2009	1-4 5-6 7 – Maintenance 1-2 7 – Maintenance 3-5 13	$.62 $.67 $.75 $.90 $.42

4.	Vested Interest (Section 5.02):

a.	Active Participants as of December 31, 2008, in the GS Metals Corp. Retirement Savings Plan were 100% vested in their accrued employer matching contributions upon the merger into this Plan.

b.
All years of service that a participant has accrued under the GS Metals Corp. Retirement Savings Plan will be recognized for purposes of determining a Member’s vested interest in future Company Retirement Contributions under this Plan. Furthermore, there shall be no reduction in accrued years of service that may result from changes in the plan year, vesting computation period, and vesting computation method.

c.
The normal retirement age for all former participants of the GS Metals Corp Retirement Savings Plan will be the later of age 55 or the fifth anniversary of the participant’s Employment Commencement Date.

5.	Contribution Hour (Section 1.01 (10)):- Standard definition. Additionally, hours for paid personal days and days off awarded for perfect attendance are included.